Putnam
Asset
Allocation
Funds

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]



Performance highlights

Putnam Asset Allocation Funds consist of three portfolios that target investors' various life stages and financial goals.

* Growth Portfolio is designed to pursue maximum growth of an investment over time.

Targeted portfolio structure*
--------------------------------------------------
Large-cap growth stocks                       12.5%
Small-cap growth stocks                        5.0
Large-cap value stocks                        12.5
International stocks                          35.0
U.S. fixed-income securities                  10.0
International fixed-income securities         10.0
High-yield securities                         10.0
Small-cap value stocks                         5.0


* Balanced Portfolio is designed to pursue total return for investors in their peak accumulation years.

Targeted portfolio structure*
--------------------------------------------------
Large-cap growth stocks                      21.25%
Small-cap growth stocks                       3.75
Large-cap value stocks                       21.25
International stocks                         10.00
U.S. fixed-income securities                 30.00
U.S. convertible bonds                        5.00
High-yield securities                         5.00
Small-cap value stocks                        3.75


* Conservative Portfolio is designed to pursue total return while protecting the original value of the investment for investors concerned about maintaining their purchasing power.

Targeted portfolio structure*
--------------------------------------------------
Large-cap growth stocks                        5.0%
Large-cap value stocks                         5.0
International stocks                           5.0
U.S. fixed-income securities                  37.5
International fixed-income securities         12.5
High-yield securities                        25.0
U.S. convertible bonds                        10.0

* The targeted portfolio represents the ideal allocation of assets among the various investment categories assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

+ The majority of high-yield securities in this portfolio are rated BBB or above.

Allocations in each portfolio will vary over time.



FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

There has hardly been a time in recent memory when investments across such a broad arc of the asset-class spectrum have been under as much duress. A widespread downturn in the global economy and the resulting edginess of investors has brought declines in virtually all but the safest investments. The tragic events of September 11 only exacerbated an already distressful trend.

It is instructive at this juncture to note how history has responded to other such momentous events. Almost without exception, but generally with a brief lag while investors digested the news, the stock market and the economy eventually recovered. There is no reason to believe that the pattern will be different this time.

Over the next few months, your fund's managers will be making appropriate portfolio adjustments in response to the opportunities that may present themselves in the emerging environment. In the following report, they review the fund's performance during the fiscal year just ended and look at prospects for the year ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds
November 14, 2001



REPORT FROM THE FUND MANAGERS

Global Asset Allocation
Committee

In early 2001, the Global Asset Allocation Committee undertook a strategic restructuring of the Putnam Asset Allocation portfolios. The reason for this action was that after five consecutive years of above-average stock market performance, we took the view that capital preservation should become the funds' primary focus. The restructuring proved timely, as the 12 months ended September 30, 2001, have been some of the most difficult in the modern history of equity markets. The Standard & Poor's 500 Index has not had such a severe one-year drop since 1974 and before that, not since the 1930s.

The funds' fiscal year ended with significant downturns in both the equity and fixed-income markets in the wake of the September 11 terrorist attacks. Concerned investors sought refuge from higher-risk holdings in the relative safety of Treasuries and investment-grade bonds. Although the Federal Reserve Board had adopted one of its most aggressive monetary easing policies on record to fend off a recession, it appears that one now looms on the horizon.

Worldwide, markets experienced continued volatility, consumer confidence faltered, and corporate earnings steadily declined. The S&P 500 Index dropped 27% over the reporting period; the Nasdaq Composite lost 59%. Foreign markets were just as hard hit. The Japanese Nikkei index lost 29% and the German Dax lost 37%. Although the portfolios in the Putnam Asset Allocation Funds experienced losses as well, our commitment to diversification and our move to a more conservative positioning helped soften the blow.

* U.S. MARKETS SUFFERED CONTINUED VOLATILITY

In the United States, the rapid slowdown of the economy in the fourth quarter of 2000 continued throughout the first three quarters of 2001. Led by the ongoing woes of the technology and telecommunications sectors, equity markets found the occasional rally ultimately unsustainable. The Fed's aggressive moves to bolster the economy were undermined, at least temporarily, by the terrorist attacks. Investors who had been steadily moving assets into the fixed-income markets, turned their attention primarily to investment-grade bonds.

[GRAPHIC OMITTED: worm chart WORLD FIXED-INCOME MARKETS]

WORLD FIXED-INCOME MARKETS

Growth of a $10,000 investment
                                                Salomon
                             Lehman           Smith Barney
            CSFB High      Aggregate         Non-U.S. World
Date       Yield Index     Bond Index       Gov't Bond Index

9/30/00      10,000          10,000              10,000
  10/00       9,689          10,066               9,789
  11/00       9,307          10,231               9,981
  12/00       9,494          10,421              10,400
   1/01      10,063          10,591              10,354
   2/01      10,165          10,683              10,304
   3/01       9,963          10,737               9,890
   4/01       9,860          10,692               9,887
   5/01      10,057          10,757               9,835
   6/01       9,900          10,798               9,695
   7/01      10,006          11,039               9,941
   8/01      10,146          11,165              10,401
9/30/01      $9,506         $11,296             $10,447

Footnote reads:
See page 13 for descriptions of the indexes. Past performance is not indicative of future results. This is not intended to represent the returns of any fund. It is not possible to invest directly in an index.

Stocks. Value stocks continued to outperform growth stocks as major growth indexes continued to lose ground during the reporting period. The restructuring of the funds' portfolios, which began in March 2000, was designed to tilt holdings toward increasingly conservative positions. This change allowed us to take advantage of some of the opportunities within the value universe. The funds' growth stocks, however, were hurt by a continued lack of interest among investors, since value and fixed-income remained the more favored sectors in the market. For much of the period, capital spending declined, corporate earnings lagged, and economic growth generally stagnated. After the terrorist attacks in September, both value and growth stocks declined, hurting performance in the Balanced and Growth Portfolios and, to a lesser extent, in the Conservative Portfolio. Defensive sectors within the portfolios, such as financials and utilities, in which we increased weightings, held up relatively well.

Bonds. At the fiscal year's midpoint, we believed bonds were overvalued by most historical measures; continued demand because of their relative security had pushed their prices significantly higher. Since January, the yield curve has steepened considerably as the Fed lowered short-term interest rates eight times during the period and again shortly after its close. Meanwhile, interest rates on long-term bonds crept steadily upward, in part because of increasing investor uncertainty about the economy and concerns over the possibility of renewed inflation. The result was relatively solid performances from fixed-income securities, especially in the investment-grade sector. High-tech companies have flooded the market with high-yield bonds, a sector that performed unsteadily before September 11 and poorly during the remainder of the month. The credit spread (the difference in yield between Treasuries and bonds with greater risk) rapidly widened to historic levels as high-yield bond prices fell to distressed levels. We had positioned the fixed-income allocations to take advantage of an anticipated economic recovery, but because the aftermath of the terrorist attacks is likely to delay any rebound until well into 2002, the funds' fixed-income positions underperformed.


"The stock market is more
undervalued today than it was
overvalued in March 2000."

-- Jeffrey L. Knight,
Putnam Global Asset Allocation Committee


* UNCERTAINTY AND RECESSION FEARS WEAKENED INTERNATIONAL MARKETS

Markets worldwide generally declined as the technology and telecommunications sectors continued to struggle. Europe was especially hard hit as the euro and other foreign currencies experienced some weakness. After the terrorist attacks on the United States, many European central banks initiated a coordinated round of short-term interest-rate cuts in an attempt to limit negative effects on economic activity.

Stocks. Europe, in particular, was hurt by the uncertainty caused by recent events in the United States. Stocks in the United Kingdom underperformed considerably in September and, ultimately, over the entire fiscal year. The portfolios had been overweight in U.K. equities because of our belief in the long-term strength of the British economy. This position hurt performance during the period, primarily because of the unprecedented events of September 11.

[GRAPHIC OMITTED: worm chart WORLD EQUITY MARKETS]

WORLD EQUITY MARKETS

Growth of a $10,000 investment

                Standard &
                   Poor's       Russell       Morgan Stanley
            [Registration Mark]   2000    Capital International
Date            500 Index         Index      (MSCI) EAFE Index

9/30/00          10,000          10,000          10,000
  10/00           9,958           9,554           9,764
  11/00           9,173           8,573           9,398
  12/00           9,218           9,309           9,732
   1/01           9,545           9,794           9,727
   2/01           8,674           9,151           8,997
   3/01           8,125           8,704           8,398
   4/01           8,756           9,384           8,981
   5/01           8,815           9,615           8,664
   6/01           8,600           9,947           8,310
   7/01           8,516           9,409           8,159
   8/01           7,983           9,105           7,952
9/30/01          $7,338          $7,879          $7,147

Footnote reads:
See page 13 for descriptions of the indexes. Past performance is not indicative of future results. This is not intended to represent the returns of any fund. It is not possible to invest directly in an index.

In Asia, the economic environment has been extremely volatile, since it tends to be sensitive to fluctuations in worldwide demand for technology, which has declined dramatically over the past 12 months. In addition, exports from Asian markets have declined as the global economic slowdown eroded consumer confidence and stunted consumer spending. The fund's holdings in Japan benefited as the economy there improved from its record lows over the past several months, though they still underperformed. The one bright spot in the international equities markets was Australia, where stocks were up 3% to 4% over the reporting period and where we had been overweight.

Bonds. Most of the non-U.S. fixed-income holdings were in high-quality government bonds. Solid performance from these issues helped returns, since we had hedged away most of the currency exposure in these markets. As was the case in the United States, demand for lower-risk investments has increased significantly in many other world markets. In our opinion, valuations have been driven to unreasonable heights, particularly in Japan.

* MARKET OUTLOOK POSITIVE UPON ECONOMIC RECOVERY

Because of the unprecedented nature of the events of September 11, it is important for investors to keep in mind that the short-term effect these attacks had on the markets is not an indication of long-term economic fundamentals. We do not believe the fiscal 2001 returns of the three portfolios are reflective of their long-term potential. As uncertainty lessens over time and the U.S. and other world economies begin to recover, we believe your funds should be well positioned to take advantage of the opportunities this recovery presents.

For the past 18 months, capital preservation has been the goal of most investors. Looking forward, we believe that wealth accumulation will return as a top priority. Meanwhile, we are beginning to shift more of the funds' holdings into equities. Within the fixed-income sector, we are moving toward more high-yield securities because we believe these markets will rebound over the next several months.

We believe the Fed will continue its easing policy and even make further interest-rate cuts in an effort to avoid a recession or at least moderate its effects. In our opinion, investors will likely move away from higher-quality securities as economic recovery begins, and the shift should benefit more aggressive holdings. The combination of top-down strategy and bottom-up security selection that has helped your funds outperform the S&P 500 over the past three years should continue to benefit the funds' Conservative, Balanced and Growth Portfolios as the world's markets recover.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. While these holdings and others discussed in the report were viewed favorably as of 9/30/01, all are subject to review and adjustment in accordance with the funds' investment strategies and may well vary in the future. International investing may include risks such as currency fluctuations, economic instability, and political developments.



NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.



PERFORMANCE SUMMARY

* GROWTH PORTFOLIO


TOTAL RETURN FOR PERIODS ENDED 9/30/01
Change in value during period plus reinvested distributions

                                Class A           Class B           Class C           Class M
(inception dates)               (2/8/94)         (2/16/94)          (9/1/94)          (2/3/95)
                           NAV       POP      NAV      CDSC     NAV      CDSC     NAV      POP
-------------------------------------------------------------------------------------------------
1 year                     -22.41%  -26.86%  -23.04%  -26.12%  -23.08%  -23.69%  -22.84%  -25.56%
-------------------------------------------------------------------------------------------------
5 years                     28.96    21.51    24.12    22.56    24.04    24.04    25.84    21.44
Annual average               5.22     3.97     4.42     4.15     4.40     4.40     4.70     3.96
-------------------------------------------------------------------------------------------------
Life of fund                82.93    72.38    72.92    72.92    71.81    71.81    75.98    69.82
Annual average               8.23     7.39     7.43     7.43     7.34     7.34     7.68     7.18
-------------------------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION
12 MONTHS ENDED 9/30/01

                    Class A         Class B      Class C      Class M
Share value      NAV       POP        NAV          NAV      NAV      POP
------------------------------------------------------------------------
9/30/00        $14.47    $15.35     $14.21       $14.08   $14.25  $14.77
------------------------------------------------------------------------
9/30/01          8.94      9.49       8.76         8.64     8.78    9.10
------------------------------------------------------------------------

                                              Capital gains
                                Investment    Long    Short
Distributions            Number   income      term     term     Total
------------------------------------------------------------------------
Class A                    1      $0.190     $1.411   $1.215   $2.816
------------------------------------------------------------------------
Class B                    1      $0.070     $1.411   $1.215   $2.696
------------------------------------------------------------------------
Class C                    1      $0.089     $1.411   $1.215   $2.715
------------------------------------------------------------------------
Class M                    1      $0.114     $1.411   $1.215   $2.740
------------------------------------------------------------------------

Performance data represent past results, are not indicative of future performance, and the life-of-fund data reflect an expense limitation, which was in effect until 12/31/94. Without the limitation, the funds' total return would have been lower. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the limitation, total return would have been lower.



PERFORMANCE SUMMARY

* BALANCED PORTFOLIO


TOTAL RETURNS FOR PERIOD ENDED 9/30/01
Change in value during period plus reinvested distributions

                         Class A            Class B          Class C          Class M
(inception dates)        (2/7/94)          (2/11/94)         (9/1/94)         (2/6/95)
                        NAV     POP      NAV      CDSC     NAV     CDSC      NAV      POP
-------------------------------------------------------------------------------------------
1 year               -17.11%  -21.86%  -17.78%  -21.32%  -17.65%  -18.36%  -17.57%  -20.46%
-------------------------------------------------------------------------------------------
5 years               34.61    26.91    29.61    27.90    29.59    29.59    31.15    26.55
Annual average         6.12     4.88     5.32     5.04     5.32     5.32     5.57     4.82
-------------------------------------------------------------------------------------------
Life of fund          84.89    74.23    74.61    74.61    73.74    73.74    78.37    72.12
Annual average         8.38     7.54     7.57     7.57     7.50     7.50     7.87     7.37
-------------------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION
12 MONTHS ENDED 9/30/01

                 Class A       Class B     Class C         Class M
Share value    NAV      POP      NAV         NAV        NAV      POP
----------------------------------------------------------------------
9/30/00      $12.99   $13.78   $12.92      $12.83      $12.97   $13.44
----------------------------------------------------------------------
9/30/01        9.20     9.76     9.14        9.08        9.18     9.51
----------------------------------------------------------------------

                                               Capital gains
                                   Investment  Long     Short
Distributions              Number    income    term     term     Total
----------------------------------------------------------------------
Class A                      4       $0.376   $0.880   $0.560   $1.816
----------------------------------------------------------------------
Class B                      4       $0.293   $0.880   $0.560   $1.733
----------------------------------------------------------------------
Class C                      4       $0.294   $0.880   $0.560   $1.734
----------------------------------------------------------------------
Class M                      4       $0.320   $0.880   $0.560   $1.760
----------------------------------------------------------------------

Performance data represent past results, are not indicative of future performance, and the life-of-fund data reflect an expense limitation, which was in effect until 12/31/94. Without the limitation, the funds' total return would have been lower. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the limitation, total return would have been lower.



PERFORMANCE SUMMARY

* CONSERVATIVE PORTFOLIO



TOTAL RETURNS FOR PERIOD ENDED 9/30/01
Change in value during period plus reinvested distributions

                       Class A           Class B          Class C          Class M
(inception dates)     (2/7/94)          (2/18/94)         (9/1/94)         (2/7/95)
                     NAV     POP      NAV      CDSC     NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
1 year             -4.84%  -10.34%   -5.60%   -9.77%   -5.51%   -6.34%   -5.34%   -8.67%
----------------------------------------------------------------------------------------
5 years            33.12    25.48    28.38    26.59    28.51    28.51    29.94    25.40
Annual average      5.89     4.64     5.12     4.83     5.14     5.14     5.38     4.63
----------------------------------------------------------------------------------------
Life of fund       67.21    57.57    58.18    58.18    57.71    57.71    61.13    55.49
Annual average      6.96     6.13     6.19     6.19     6.14     6.14     6.44     5.95
----------------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION
12 MONTHS ENDED 9/30/01

                       Class A      Class B    Class C       Class M
Share value         NAV      POP      NAV        NAV      NAV      POP
------------------------------------------------------------------------
9/30/00           $10.45   $11.09   $10.42     $10.39   $10.42   $10.80
------------------------------------------------------------------------
9/30/01             8.71     9.24     8.68       8.66     8.68     8.99
------------------------------------------------------------------------

                                        Capital gains
                           Investment  Long     Short
Distributions       Number   income    term     term     Total
------------------------------------------------------------------------
Class A               12     $0.620   $0.289   $0.366   $1.275
------------------------------------------------------------------------
Class B               12     $0.547   $0.289   $0.366   $1.202
------------------------------------------------------------------------
Class C               12     $0.548   $0.289   $0.366   $1.203
------------------------------------------------------------------------
Class M               12     $0.572   $0.289   $0.366   $1.227
------------------------------------------------------------------------

Performance data represent past results, are not indicative of future performance, and the life-of-fund data reflect an expense limitation, which was in effect until 12/31/94. Without the limitation, the funds' total return would have been lower. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the limitation, total return would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 9/30/01
(Cumulative total returns)
                                                                          Salomon
                                                                           Smith
                                                                           Barney
                                                   Credit Suisse           Non-U.S.
                     Lehman    Standard   Russell  First Boston    MSCI     World      Consumer
                    Aggregate   & Poor's   2000     High Yield     EAFE   Govt. Bond     price
                   Bond Index  500 Index   Index      Index        Index    Index        index
-----------------------------------------------------------------------------------------------
1 year               12.96%    -26.62%    -21.21%    -4.94%       -28.53%    4.47%         2.65%
-----------------------------------------------------------------------------------------------
5 years              47.31      62.71      24.86     15.93         -0.71     6.92         12.93
Annual average        8.06      10.23       4.54      3.00         -0.14     1.35          2.46
-----------------------------------------------------------------------------------------------
Life of fund         69.87     153.85      72.24     42.56         14.55    37.48         21.89
Annual average        7.18      12.96       7.37      4.74          1.79     4.24          2.62
-----------------------------------------------------------------------------------------------

The performance of each index will differ from that of the funds, assume reinvestment of all distributions, and does not take into account brokerage commissions or other costs. The funds' portfolios contain securities that do not match those in the indexes. Past performance is not indicative of future results. It is not possible to invest directly in an index.




COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is an unmanaged index of U.S. fixed-income securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 2000 Index* is an unmanaged list of common stocks that is frequently used as a general performance measure of stocks of small to midsize companies.

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated, higher-yielding U.S. corporate bonds.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with values expressed in U.S. dollars.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/8/94

                Growth
               Portfolio    Global
                class A     Growth       S&P       Consumer
                shares      Index        500         Price
Date            at POP       Mix        Index        Index

 2/8/94         9,425       10,000      10,000      10,000
9/30/94         9,346        9,869       9,800      10,219
9/30/95        11,257       12,005      12,716      10,479
9/30/96        13,367       13,772      15,301      10,793
9/30/97        16,876       17,648      21,490      11,033
9/30/98        15,693       17,943      23,434      11,190
9/30/99        19,703       21,847      29,949      11,477
9/30/00        22,219       24,306      33,928      11,874
9/30/01       $17,238      $19,822     $25,385     $12,189

Footnote reads:
The Global Growth Index Mix is a combination of the following indexes: 25% represented by the Russell 1000 Index, 25% by Solomon Smith Barney Primary Market Index World ex US 50% Hedged, 10% by Russell 2000 Index, 10% by Lehman Government Bond Index, 10% by Chase High Yield Developed Index, 10% by Solomon Smith Barney World Government Bond Index ex US 50% Hedged, 5% by Solomon Smith Barney Extended Market Index World ex US 50% Hedged, and 5% by Morgan Stanley Capital International Emerging Markets Free Index, which reflects generally the allocations of the different asset categories of Putnam Asset Allocation: Growth Portfolio as of 9/30/01.

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,292 and $17,181, respectively, and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,598 ($16,982 at public offering price.)


Salomon Smith Barney Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the funds do not match those in the indexes and performance of the funds will differ. It is not possible to invest directly in an index.


TERMS AND DEFINITIONS


Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/7/94

                Balanced
                portfolio      Global
              class A shares  Balanced      S&P 500       Consumer
Date             at POP       Index Mix      Index       price index

 2/7/94           9,425        10,000        10,000        10,000
9/30/94           9,285         9,893         9,800        10,219
9/30/95          11,024        11,855        12,716        10,479
9/30/96          12,943        13,395        15,301        10,793
9/30/97          16,027        16,548        21,490        11,033
9/30/98          15,230        17,044        23,434        11,190
9/30/99          18,138        20,135        29,949        11,477
9/30/00          21,019        22,812        33,928        11,874
9/30/01         $17,423       $19,494       $25,385       $12,189

Footnote reads:
The Global Balanced Index Mix is a combination of the following indexes:
42.5% represented by the Russell 1000 Index, 15% by Lehman Government Bond Index, 10% by Solomon Smith Barney Primary Market Index World ex US Hedged, 7.5% by Russell 2000 Index, 7.5% by Lehman Corporate Bond Index, 7.5% by Lehman-Mortgage Index, 5% by Merrill Lynch High Yield BB Rated Index, and 5% by Merrill Lynch All Convertible All Quality Index, which reflects generally the allocations of the different asset categories of Putnam Asset Allocation: Balanced Portfolio as of 9/30/01.

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,461 and $17,374, respectively, and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,837 ($17,212 at public offering price.)


Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.


Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/7/94

               Conservative                     Lehman
                portfolio        Global        Aggregate
              class A shares  Conservative       Bond        Consumer
Date             at POP        Index Mix         Index      price index

 2/7/94           9,425         10,000          10,000        10,000
9/30/94           9,191          9,853           9,384        10,219
9/30/95          10,594         11,523          10,979        10,479
9/30/96          11,837         12,587          11,501        10,793
9/30/97          13,881         14,555          12,747        11,033
9/30/98          13,785         15,438          14,160        11,190
9/30/99          15,308         17,056          13,963        11,477
9/30/00          16,559         18,699          14,783        11,874
9/30/01         $15,757        $18,501         $16,987       $12,189

Footnote reads:
The Global Conservative Index Mix is a combination of the following indexes: 12.5% represented by the Solomon Smith Barney World Government Bond Index ex US Hedged, 12.5% by Lehman Corporate Bond Index, 12.5% by Lehman-Mortgage Index, 12.5% by Chase High Yield Developed Index, 12.5% by Merrill Lynch High Yield BB Rated Index, 12.5% by Lehman Government Bond Index, 10% by Russell 1000 Index, 10% by Merrill Lynch All Convertible All Quality Index, and 5% by Solomon Smith Barney Primary Market Index World ex US Hedged, which reflects generally the allocations of the different asset categories of Putnam Asset Allocation: Conservative Portfolio as of 9/30/01.

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,818 and $15,771, respectively, and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,113 ($15,549 at public offering price.)



A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

For the fiscal year ended September 30, 2001

To the Trustees and Shareholders of
Putnam Asset Allocation Funds

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the "funds") at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2001




The fund's portfolio
September 30, 2001

                                                       GROWTH                         BALANCED                       CONSERVATIVE

                                                              67.1%                           57.2%                           12.5%
COMMON STOCKS (a)                            Shares           Value          Shares           Value          Shares           Value

Advertising and Marketing Services                             0.6%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Aegis Group PLC (United Kingdom)            403,300  $      474,119              --  $           --              --  $           --
Carlton Communications PLC
(United Kingdom)                             61,300         119,356              --              --              --              --
Cheil Communications, Inc. (South Korea)     13,720         965,326              --              --              --              --
Cordiant Communications Group
(United Kingdom)                            605,156         533,566              --              --              --              --
Havas Advertising SA (France)               255,929       1,561,256         197,209       1,203,044          25,321         154,467
Informa Group PLC (United Kingdom)           91,730         223,652              --              --              --              --
Interpublic Group of Companies, Inc.          4,000          81,600           8,800         179,520              --              --
Omnicom Group, Inc.                           1,700         110,330           3,700         240,130              --              --
Publicis SA (France)                         88,281       1,487,027          41,558         700,013           5,284          89,005
Valassis Communications, Inc. (NON)           8,400         268,044          15,800         504,178           1,900          60,629
WPP Group PLC (United Kingdom)              414,103       3,012,196         444,333       3,232,089          56,858         413,587
                                                     --------------                  --------------                  --------------
                                                          8,836,472                       6,058,974                         717,688

Aerospace and Defense                                          0.7%                            0.7%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAR Corp.                                    33,100         265,131          61,500         492,615              --              --
BAE Systems PLC (United Kingdom)            416,205       2,024,440         255,288       1,241,732          29,100         141,544
Boeing Co.                                   22,600         757,100          43,650       1,462,275           4,100         137,350
Diagnostic Retrieval Systems, Inc. (NON)     26,243         911,944          48,482       1,684,750              --              --
Empresa Bras de Aeronautiica (Brazil)         6,100          77,775              --              --              --              --
Engineered Support Systems, Inc.             12,600         593,460          23,200       1,092,720              --              --
General Dynamics Corp.                        5,800         512,256          11,400       1,006,848             900          79,488
Goodrich Corp.                                1,000          19,480           2,200          42,856              --              --
Heico Corp.                                  10,293         154,395          19,017         285,255              --              --
Innovative Solutions & Support, Inc.
(NON)                                        20,800         151,216          38,700         281,349              --              --
L-3 Communications Holdings, Inc. (NON)         200          17,490             400          34,980              --              --
Lockheed Martin Corp.                        57,900       2,533,125         110,700       4,843,125          11,600         507,500
Northrop Grumman Corp.                       16,100       1,626,100          29,850       3,014,850           3,600         363,600
Precision Castparts Corp.                        --              --          16,600         368,520          12,800         284,160
Raytheon Co.                                  8,800         305,800          19,400         674,150              --              --
Rockwell Collins                              2,900          41,180           6,200          88,040              --              --
United Technologies Corp.                    17,601         818,447          33,700       1,567,050           3,350         155,775
                                                     --------------                  --------------                  --------------
                                                         10,809,339                      18,181,115                       1,669,417

Agriculture                                                     --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
PSF Holdings LLC Class A (NON)                  162         259,040              --              --              41          65,600

Airlines                                                       0.1%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
AMR Corp. (NON)                               4,239          81,134           9,353         179,016              --              --
British Airways PLC (United Kingdom)          9,000          23,806              --              --              --              --
Cathay Pacific Airways (Hong Kong)          258,000         221,632              --              --              --              --
Continental Airlines, Inc. Class B (NON)        600           9,000           1,300          19,500              --              --
Delta Air Lines, Inc.                           600          15,810           1,300          34,255              --              --
Deutsche Lufthansa AG (Germany)              24,335         232,649              --              --              --              --
FedEx Corp. (NON)                             2,400          88,200           5,300         194,775              --              --
Singapore Airlines, Ltd. (Singapore)         61,000         276,331              --              --              --              --
UAL Corp.                                       300           5,478             700          12,782              --              --
                                                     --------------                  --------------                  --------------
                                                            954,040                         440,328                              --

Automotive                                                     1.2%                            0.8%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Autoliv, Inc.                                 1,200          18,888           2,600          40,924              --              --
Autoliv, Inc. Swedish Depositary Receipt
(SDR) (Sweden)                               79,750       1,219,156              --              --              --              --
Bayerische Motoren Werke (BMW)
AG (Germany)                                129,960       3,307,284         134,897       3,432,923          17,071         434,431
BorgWarner Automotive, Inc.                   9,000         362,700          16,800         677,040              --              --
CLARCOR, Inc.                                10,900         260,510          19,900         475,610              --              --
DaimlerChrysler AG (Germany)                  8,200         243,395              --              --              --              --
Dana Corp.                                    2,100          32,760           4,600          71,760              --              --
Delphi Automotive Systems Corp.              20,508         240,969          39,900         468,825           3,500          41,125
Denway Motors, Ltd. (Hong Kong)             875,600         232,950              --              --              --              --
Exide Corp.                                  15,800          59,408          29,000         109,040              --              --
Ford Motor Co.                               47,535         824,732          94,047       1,631,715           7,400         128,390
General Motors Corp.                          8,400         360,360          18,800         806,520              --              --
Genuine Parts Co.                             1,300          41,418           2,900          92,394              --              --
Group 1 Automotive, Inc. (NON)               12,100         321,255          22,300         592,065              --              --
Honda Motor Co., Ltd. (Japan)                83,500       2,713,680         107,000       3,477,410          13,700         445,239
Hyundai Motor Co., Ltd. (South Korea)        25,000         320,856              --              --              --              --
Lear Corp. (NON)                              1,000          27,020           2,000          54,040              --              --
Magna International Class A (Canada)         12,100         638,275              --              --              --              --
Nissan Motor Co., Ltd. (Japan)              208,000         868,122          89,000         371,456          11,000          45,910
Perusahaan Otomobil
Nasional (Malaysia)                          59,000          94,711              --              --              --              --
Pilkington PLC (United Kingdom)             747,697       1,197,627              --              --              --              --
Safety Components
International, Inc. (NON) (STP)               8,563          68,504              --              --           1,873          14,984
Sonic Automotive, Inc. (NON)                 84,100       1,143,760         154,700       2,103,920              --              --
Toyota Motor Corp. (Japan)                  144,100       3,702,939         171,100       4,396,758          21,600         555,055
Valeo SA (France)                            13,650         430,641              --              --              --              --
Volkswagon AG (Germany)                       7,000         244,105              --              --              --              --
Volvo AB Class B (Sweden)                     3,300          42,556              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         19,018,581                      18,802,400                       1,665,134

Banking                                                        7.3%                            6.2%                            1.3%
-----------------------------------------------------------------------------------------------------------------------------------
Abbey National PLC (United Kingdom)          32,900         482,499          48,800         715,682           6,200          90,927
ABN AMRO Holdings NV
(Netherlands)                               171,288       2,824,394         152,567       2,515,701          19,489         321,357
ABSA Group, Ltd. (South Africa)              66,313         274,386              --              --              --              --
Allied Irish Banks PLC (Ireland)             93,940         844,204         162,086       1,456,608          49,041         440,714
AMCORE Financial, Inc.                       16,500         374,880          30,200         686,144              --              --
AmSouth Bancorporation                        2,100          37,947           4,600          83,122              --              --
Astoria Financial Corp.                      10,200         604,452          18,700       1,108,162              --              --
Banca Popolare di Milano Scrl
(BPM) (Italy)                               265,521       1,051,642              --              --              --              --
Banca Popolare di Verona (Italy)              9,100          79,210              --              --              --              --
Banco Bradesco S.A. (Brazil)                      1               3              --              --              --              --
Banco de Biblao Vizcava (BBV) (Spain)        22,000         226,350              --              --          10,100         103,915
Banco Itau S.A. (Brazil)                     10,040         639,251              --              --              --              --
Banco Popular Espanol (Spain)                69,890       2,418,124          44,582       1,542,493           5,588         193,339
Banco Santander Central Hispano
SA (Spain)                                   20,000         153,328              --              --              --              --
Banco Santander Chile ADR (Chile)            17,595         313,191              --              --              --              --
Bangkok Bank Public Co., Ltd.
(Thailand) (NON)                            324,000         295,142              --              --              --              --
Bank of America Corp.                        73,000       4,263,200         140,000       8,176,000          13,600         794,240
Bank of East Asia, Ltd. (Hong Kong)         197,000         392,767              --              --              --              --
Bank of New York Company, Inc. (The)         21,000         735,000          40,600       1,421,000           3,500         122,500
Bank of Nova Scotia (Canada)                  2,757          80,956              --              --              --              --
Bank One Corp.                               10,400         327,288          22,900         720,663              --              --
Bank Polska Kasa Opieki Grupa Pekao
SA (Poland) (NON)                            18,222         283,080              --              --              --              --
Bank Sinopac (Taiwan) (NON)                 692,950         261,415              --              --              --              --
BankAtlantic Bancorp, Inc. Class A           51,200         517,120          95,200         961,520              --              --
Banknorth Group, Inc.                        42,700         953,064          78,000       1,740,960              --              --
Barclays PLC (United Kingdom)                82,747       2,275,075              --              --              --              --
Bayerische Vereinsbank AG (Germany)          20,544         587,347              --              --              --              --
BB&T Corp.                                   32,900       1,199,205          62,800       2,289,060           7,000         255,150
BNP Paribas SA (France)                      39,773       3,251,956          40,836       3,338,870           5,291         432,608
Centennial Bancorp                           42,384         319,578          77,374         583,400              --              --
Charter One Financial, Inc.                  81,495       2,299,789         151,156       4,265,608          18,950         534,769
Chinatrust Commercial Bank (Taiwan)         917,480         468,591              --              --              --              --
Citigroup, Inc.                             244,248       9,892,044         482,993      19,561,217          60,060       2,432,430
Citizens Banking Corp.                       27,500         882,200          50,300       1,613,624              --              --
City National Corp.                          16,600         716,290          30,400       1,311,760              --              --
Colonial Bancgroup Inc.                      57,200         732,160         104,600       1,338,880              --              --
Comerica, Inc.                               47,800       2,648,120          87,250       4,833,650           9,900         548,460
Commerce Bancorp, Inc.                        4,300         292,400           7,800         530,400              --              --
Commonwealth Bank of
Australia (Australia)                        56,361         725,655              --              --              --              --
Community First Bankshares                   22,000         528,440          40,900         982,418              --              --
Credit Suisse Group (Switzerland)            14,000         489,510              --              --              --              --
Danske Bank A/S (Denmark)                    96,289       1,509,842         171,537       2,689,755          21,889         343,226
DBS Group Holdings, Ltd. (Singapore)        112,069         612,382         156,181         853,424          19,749         107,915
Deutsche Bank AG (Germany)                    7,950         433,223              --              --              --              --
DnB Holdings ASA (Norway)                    15,100          56,217              --              --              --              --
DnB Holdings ASA 144A (Norway)               11,000          40,953              --              --              --              --
Doral Financial Corp.                        27,600       1,070,880          51,100       1,982,680              --              --
Downey Financial Corp.                       12,800         564,864          23,300       1,028,229              --              --
Dresdner Bank AG (Germany)                    3,300         117,181              --              --              --              --
East West Bancorp, Inc.                      19,900         465,461          36,500         853,735              --              --
Fifth Third Bancorp                          36,800       2,262,464          69,100       4,248,268           7,876         484,216
First Midwest Bancorp, Inc.                  18,800         635,064          34,400       1,162,032              --              --
First Tennessee National Corp.                1,500          55,500           3,300         122,100              --              --
FirstFed Finacial Corp. (NON)                23,700         616,200          44,000       1,144,000              --              --
Flagstar Bancorp, Inc.                       10,650         246,015          19,650         453,915              --              --
FleetBoston Financial Corp.                  64,916       2,385,663         123,638       4,543,697          13,400         492,450
Foreningssparbanken AB (Sweden)               7,600          79,831              --              --              --              --
Gjensidige NOR Sparebank (Norway)            42,571       1,128,656              --              --              --              --
Golden State Bancorp, Inc.                    1,000          30,400           2,400          72,960              --              --
Golden West Financial Corp.                     500          29,050           1,200          69,720              --              --
Greater Bay Bancorp                           9,000         209,430          16,800         390,936              --              --
Greenpoint Finanacial Corp.                   1,100          38,610           2,400          84,240              --              --
Grupo Financiero Bancomer
SA de CV (Mexico) (NON)                   1,949,487       1,345,039         865,000         596,803              --              --
Hang Seng Bank, Ltd. (Hong Kong)             65,300         676,074         111,600       1,155,435          14,200         147,018
HBOS PLC (United Kingdom)                    28,150         303,630          62,746         676,787           7,879          84,984
HDFC Bank, Ltd. ADR (India) (NON)            32,200         444,360              --              --              --              --
Housing & Commercial Bank
(South Korea)                                15,550         332,620              --              --              --              --
Housing Development Finance
Corporation, Ltd. (India)                    48,564         634,990              --              --              --              --
HSBC Holdings PLC (United Kingdom)          378,226       3,985,108         277,505       2,923,880          35,127         370,109
HSBC Holdings PLC (United
Kingdom) - Hong Kong Exchange                62,024         650,109              --              --              --              --
Hudson United Bancorp                        41,200       1,142,888          75,300       2,088,822              --              --
Huntington Bancshares, Inc.                     670          11,598           1,430          24,753              --              --
ICICI Bank, Ltd. ADR (India)                 64,700         184,395              --              --              --              --
Independent Bank Corp. -
Massachusetts                                14,400         234,720          26,400         430,320              --              --
Independent Bank Corp. -
Michigan                                      5,300         138,330           9,800         255,780              --              --
IntesaBCI SpA (Italy)                       596,807       1,475,311         439,659       1,086,840          55,317         136,744
Investors Financial Services Corp.            5,400         311,256           9,900         570,636              --              --
Irwin Financial Corp.                        42,600         890,340          78,700       1,644,830              --              --
KeyCorp                                       1,200          28,968           2,600          62,764              --              --
Kookmin Bank (South Korea)                   36,900         453,850              --              --              --              --
Lloyds TSB Group PLC (United Kingdom)        28,300         270,315              --              --              --              --
M & T Bank Corp.                             16,100       1,191,400          30,550       2,260,700           3,600         266,400
MAF Bancorp, Inc.                             6,400         183,424          11,600         332,456              --              --
Malayan Banking Berhad (Malaysia)           101,000         273,763              --              --              --              --
Marshall & Ilsley Corp.                       2,700         153,063           5,900         334,471              --              --
Mellon Financial Corp.                       26,300         850,279          50,200       1,622,966           5,000         161,650
Mercantile Bankshares Corp.                  14,700         583,590          26,550       1,054,035           4,000         158,800
National Australia Bank, Ltd.
(Australia)                                  18,600         235,440              --              --              --              --
National Bank of Canada (Canada)             43,100         764,039              --              --              --              --
National City Corp.                           9,000         269,550          19,800         593,010              --              --
National Commerce Financial Corp.             1,300          33,930           2,900          75,690              --              --
New York Community Bancorp, Inc.             24,900         577,929          45,450       1,054,895              --              --
North Fork Bancorporation, Inc.              21,800         648,332          40,500       1,204,470           2,000          59,480
Northern Trust Corp.                            400          20,992             900          47,232              --              --
OTP Bank GDR (Greece)                         4,760         227,290              --              --              --              --
Overseas-Chinese Banking
Corp. (Singapore)                           205,480       1,099,539         193,650       1,036,236          24,000         128,426
PNC Financial Services Group                  3,300         188,925           7,300         417,925              --              --
Provident Bankshares Corp.                   32,055         663,539          58,257       1,205,920              --              --
Public Bank Berhad (Malaysia)               571,100         335,146              --              --              --              --
Regions Financial Corp.                         800          23,088           1,800          51,948              --              --
Republic Bancorp, Inc.                       54,820         784,474         100,290       1,435,150              --              --
Royal Bank of Canada (Canada)                33,900       1,033,419          75,600       2,304,615              --              --
Royal Bank of Scotland Group PLC
(United Kingdom)                             65,700       1,446,261              --              --              --              --
San Paolo-IMI SpA (Italy)                   210,388       2,206,751         225,307       2,363,236          28,903         303,162
Silicon Valley Bancshares (NON)              11,000         222,200          20,300         410,060              --              --
Sky Financial Group, Inc.                    22,900         455,710          42,200         839,780              --              --
Societe Generale (France)                    67,174       3,351,674          67,998       3,392,787           8,573         427,753
Sovereign Bancorp, Inc.                       4,100          38,950           8,600          81,700              --              --
Standard Bank Investment
(South Africa)                              268,000         919,878              --              --              --              --
State Street Corp.                           33,435       1,521,293          63,700       2,898,350           6,840         311,220
Sterling Bancshares, Inc.                    53,250         703,965          97,350       1,286,967              --              --
Sumitomo Mitsui Banking Corp. (Japan)        18,000         129,090              --              --              --              --
Sumitomo Trust & Co., Ltd. (Japan)           24,000         118,912              --              --              --              --
SunTrust Banks, Inc.                          1,500          99,900           3,200         213,120              --              --
Svenska Handelsbanken AB
Class A (Sweden)                             94,760       1,230,880         163,748       2,126,996          46,418         602,944
Synovus Financial Corp.                      28,600         789,360          52,750       1,455,900           6,700         184,920
TCF Financial Corp.                             500          23,030           1,100          50,666              --              --
Toronto-Dominion Bank (Canada)               94,093       2,313,157         107,706       2,647,815              --              --
Trustmark Corp.                              33,000         738,540          60,300       1,349,514              --              --
U.S. Bancorp                                171,886       3,812,431         324,585       7,199,295          35,068         777,808
UBS AG (Switzerland)                         51,861       2,426,321           5,740         268,546             728          34,060
UCBH Holdings, Inc.                          12,100         353,078          22,200         647,796              --              --
Unibanco-Uniao de Bancos Brasileiros
S.A. GDR (Brazil)                            26,300         381,350          35,400         513,300              --              --
UnionBanCal Corp.                             1,500          50,760           3,400         115,056              --              --
United Overseas Bank, Ltd. (Singapore)       52,000         282,673              --              --              --              --
Wachovia Corp.                               40,700       1,261,700          79,000       2,449,000           6,800         210,800
Washington Federal, Inc.                     36,820         922,341          67,360       1,687,368              --              --
Washington Mutual, Inc.                      65,250       2,510,820         125,000       4,810,000          13,900         534,872
Webster Financial Corp.                      29,900         985,504          55,400       1,825,984              --              --
Wells Fargo & Co.                            56,500       2,511,425         109,476       4,866,208          10,000         444,500
Westamerica Bancorporation                    8,700         313,635          15,900         573,195              --              --
Westpac Banking Corp. (Australia)           224,569       1,472,265              --              --              --              --
Wilmington Trust Corp.                          300          16,560             700          38,640              --              --
Wing Hang Bank, Ltd. (Hong Kong)              9,000          28,156              --              --              --              --
Zions Bancorporation                          2,100         112,686           4,600         246,836              --              --
                                                     --------------                  --------------                  --------------
                                                        115,735,447                     152,384,117                      13,043,866

Beverage                                                       1.4%                            1.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Al Ahram Beverage Co. GDR
(Egypt) (NON)                                48,800         346,480              --              --              --              --
Anheuser-Busch Companies, Inc.               31,696       1,327,428          60,800       2,546,304           6,150         257,562
Brown-Forman Corp. Class B                    8,700         549,666          16,200       1,023,516           2,000         126,360
Coca-Cola Co. (The)                          25,300       1,185,305          53,400       2,501,790           2,000          93,700
Coca-Cola Enterprises, Inc.                 111,000       1,702,740         208,900       3,204,526          23,600         362,024
Coca-Cola Femsa SA ADR (Mexico)              41,800         825,550              --              --              --              --
Companhia de Bebidas das Americas
(AmBev) ADR (Brazil)                         63,941       1,023,695          49,844         798,002              --              --
Diageo PLC (United Kingdom)                 125,850       1,321,372              --              --              --              --
Fomento Economico Mexicano
SA de CV (Mexico)                           117,500         333,666              --              --              --              --
Fomento Economico Mexicano
SA de CV ADR (Mexico)                        11,800         335,946              --              --              --              --
Fortune Brands, Inc.                         51,700       1,731,950          96,400       3,229,400          11,400         381,900
Grupo Modelo SA de CV (Mexico)              199,000         433,246              --              --              --              --
Heineken NV (Netherlands)                    10,762         407,826              --              --              --              --
Kirin Brewery Co., Ltd. (Japan)              12,000          91,703              --              --              --              --
Pepsi Bottling Group, Inc. (The)            108,100       4,980,167         201,050       9,262,374          16,400         755,548
PepsiCo, Inc.                                65,380       3,170,930         125,190       6,071,715          12,400         601,400
Six Continents PLC (United Kingdom)          28,200         256,927              --              --              --              --
South African Breweries PLC
(United Kingdom)                            206,200       1,287,796              --              --              --              --
Triac Cos., Inc. (NON)                        5,900         136,290          10,800         249,480              --              --
                                                     --------------                  --------------                  --------------
                                                         21,448,683                      28,887,107                       2,578,494

Biotechnology                                                  0.6%                            0.8%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Albany Molecular Research, Inc. (NON)        16,000         397,280          29,600         734,968              --              --
Amgen, Inc. (NON)                            70,700       4,155,039         134,300       7,892,811          14,050         825,719
Applera Corp. - Applied
Biosystems Group                             16,800         409,920          30,700         749,080           3,700          90,280
Applera Corp. - Celera
Genomics Group (NON)                            300           7,230             600          14,460              --              --
Biogen, Inc. (NON)                              900          50,022           2,000         111,160              --              --
Celgene Corp. (NON)                           9,500         251,085          17,700         467,811              --              --
Chiron Corp. (NON)                            3,500         155,295           7,700         341,649              --              --
Genentech, Inc. (NON)                         3,300         145,200           7,500         330,000              --              --
Genmab A/S (Denmark) (NON)                   18,938         243,595              --              --              --              --
Genmab A/S 144A (Denmark) (NON)              13,659         175,692              --              --              --              --
Genta, Inc. (NON)                            23,300         241,155          43,100         446,085              --              --
Genzyme Corp. (NON)                           1,400          63,588          15,725         714,230              --              --
Genzyme Corp. (Genzyme
Biosurgery Division) (NON)                       --              --             685           2,672              --              --
Human Genome Sciences, Inc. (NON)               500          15,455           1,100          34,001              --              --
IDEC Pharmaceuticals Corp. (NON)                300          14,871             700          34,699              --              --
Invitrogen Corp. (NON)                        9,500         624,720          17,600       1,157,376           2,300         151,248
Ligand Pharmaceuticals, Inc. Class B
(NON)                                        27,800         255,204          51,400         471,852              --              --
Martek Biosciences Corp. (NON)               12,200         222,040          22,600         411,320              --              --
MedImmune, Inc. (NON)                        34,000       1,211,420          63,200       2,251,816           7,800         277,914
Pharmacopeia, Inc. (NON)                     12,300         159,408          22,700         294,192              --              --
Protein Design Labs, Inc. (NON)                 200           9,446             400          18,892              --              --
Serono SA Class B (Switzerland)                  30          22,650              --              --              --              --
SICOR, Inc. (NON)                            28,200         532,698          51,900         980,391              --              --
Waters Corp. (NON)                            1,100          39,347           2,400          85,848              --              --
                                                     --------------                  --------------                  --------------
                                                          9,402,360                      17,545,313                       1,345,161

Broadcasting                                                   0.6%                            0.6%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Capital Radio PLC (United Kingdom)           87,040         669,682              --              --              --              --
Clear Channel Communications, Inc.
(NON)                                        66,489       2,642,938         125,200       4,976,700          14,100         560,475
Echostar Communications Corp.
Class A (NON)                                79,800       1,856,946         147,300       3,427,671          19,000         442,130
Fuji Television Network, Inc. (Japan)           106         528,754             187         932,801              25         124,706
Grupo Televisa SA ADR (Mexico) (NON)         40,200       1,153,740          51,318       1,472,827              --              --
Hispanic Broadcasting Corp. (NON)               400           6,440             900          14,490              --              --
Hit Entertainment PLC
(United Kingdom)                            115,700         420,802              --              --              --              --
Mediaset SpA (Italy)                         16,500          92,543              --              --              --              --
Nippon Television Network Corp. (Japan)       3,270         750,771           4,980       1,143,376             670         153,828
ProSiebenSat.1 Media AG (Germany)            19,686          89,621          31,741         144,501           4,511          20,536
Quorum Broadcast Holdings, Inc.
Class E (STP)                                   114         114,270              --              --              56          56,228
RCN Corp. (NON)                              42,100         134,720          78,300         250,560              --              --
Societe Television Francaise I (France)      57,059       1,090,997          91,667       1,752,719          11,700         223,710
Spanish Broadcasting System, Inc.
Class A (NON)                                33,800         239,642          62,500         443,125              --              --
UnitedGlobalCom, Inc. Class A (NON)             800           1,856           1,800           4,176              --              --
Univision Communications, Inc.
Class A (NON)                                 2,000          45,900           4,400         100,980              --              --
                                                     --------------                  --------------                  --------------
                                                          9,839,622                      14,663,926                       1,581,613

Building Materials                                             0.4%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
American Standard Companies, Inc. (NON)         400          22,000             700          38,500              --              --
American Woodmark Corp.                      30,751         902,542          56,812       1,667,432              --              --
Apogee Enterprises, Inc.                    105,800       1,364,820         196,300       2,532,270              --              --
Assa Abloy AB Class B (Sweden)                4,500          50,645              --              --              --              --
BPB PLC (United Kingdom)                    282,606       1,017,459              --              --              --              --
Cemex SA de CV ADR (Mexico)                  51,786       1,063,684              --              --              --              --
CSR, Ltd. (Australia)                       267,400         824,428              --              --              --              --
Hanson PLC (United Kingdom)                  10,870          75,994              --              --              --              --
Inax Corp. (Japan)                           10,000          59,960              --              --              --              --
Lennox International, Inc.                   24,100         224,130          44,800         416,640              --              --
Matsushita Electric Works, Ltd. (Japan)     125,600       1,011,508         126,000       1,014,730          18,000         144,961
Sherwin Williams Co.                          1,100          24,442           2,400          53,328              --              --
USG Corp.                                     4,800          17,904          10,600          39,538              --              --
                                                     --------------                  --------------                  --------------
                                                          6,659,516                       5,762,438                         144,961

Cable Television                                               0.1%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.
Class A (NON)                                 7,400         164,280          14,600         324,120           1,100          24,420
Liberty Media Corp. Class A (NON)            64,900         824,230         129,200       1,640,840           9,500         120,650
USA Networks, Inc. (NON)                     49,900         897,202          97,300       1,749,454           8,500         152,830
                                                     --------------                  --------------                  --------------
                                                          1,885,712                       3,714,414                         297,900

Capital Goods                                                   --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Corp.                                   3,600         213,156           6,900         408,549             600          35,526

Chemicals                                                      1.1%                            1.0%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                1,700          65,586           3,700         142,746              --              --
Airgas, Inc. (NON)                           57,600         764,352         105,400       1,398,658              --              --
Akzo-Nobel NV (Netherlands)                  43,784       1,785,568          73,860       3,012,106           9,389         382,896
BASF AG (Germany)                            47,100       1,655,344          60,200       2,115,747           7,700         270,619
BOC Group PLC (United Kingdom)              159,150       2,192,540         236,350       3,256,091          29,980         413,021
Ciba Specialty Chemicals
AG (Switzerland)                             22,570       1,340,875          27,200       1,615,942           3,450         204,963
Clariant AG (Switzerland)                     5,500          82,369              --              --              --              --
Crompton Corp.                               69,800         483,714         127,600         884,268              --              --
Dow Chemical Co. (The)                       23,727         777,297          46,327       1,517,673           3,800         124,488
E.I. du Pont de Nemours & Co.                29,600       1,110,592          57,600       2,161,152           5,400         202,608
Eastman Chemical Co.                            700          25,410           1,500          54,450              --              --
Edinburgh International Fund
(United Kingdom) (NON)                            2              98              --              --              --              --
Engelhard Corp.                              42,900         990,990          80,200       1,852,620           9,600         221,760
Formosa Plastics Corp. (Taiwan)             380,000         314,277              --              --              --              --
Formosa Chemicals &
Fiber Co. (Taiwan)                          325,200         199,121              --              --              --              --
Givaudan SA (Switzerland)                       252          75,948              --              --              --              --
H.B. Fuller Co.                              10,400         476,320          19,000         870,200              --              --
Hercules, Inc.                                1,000           8,250           2,200          18,150              --              --
Hitachi Chemical Co., Ltd. (Japan)           66,900         514,054              --              --              --              --
Imperial Chemicals Industries PLC
(United Kingdom)                              8,000          33,622              --              --              --              --
Minnesota Mining & Manufacturing Co.          3,000         295,200           6,600         649,440              --              --
Nan Ya Plastic Corp. (Taiwan)                43,344          24,401              --              --              --              --
Omnova Solutions, Inc. (NON)                 75,900         474,375         138,800         867,500              --              --
PolyOne Corp.                                34,200         266,760          62,500         487,500              --              --
PPG Industries, Inc.                          7,500         343,125          14,700         672,525           1,300          59,475
Praxair, Inc.                                 1,400          58,800           3,100         130,200              --              --
Reliance Industries (Poland)                113,274         629,998              --              --              --              --
Rhodia SA (France)                           83,492         532,136              --              --              --              --
Rohm & Haas Co.                               5,800         190,008          10,700         350,532           1,300          42,588
Shin-Etsu Chemical Co. (Japan)               14,000         393,853              --              --              --              --
Solutia, Inc.                                 4,200          52,080           7,800          96,720           1,000          12,400
Syngenta AG (Switzerland) (NON)               2,000         101,120              --              --              --              --
Teijin, Ltd. (Japan)                         17,000          73,379              --              --              --              --
USEC, Inc.                                   68,000         437,240         124,000         797,320              --              --
                                                     --------------                  --------------                  --------------
                                                         16,768,802                      22,951,540                       1,934,818

Coal                                                            --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Arch Coal, Inc.                              11,000         171,600          20,000         312,000              --              --
Beijing Datang Power
Gen. Co., Ltd. (China)                      840,000         298,869              --              --              --              --
Peabody Energy Corp.                          7,500         180,750          13,800         332,580           1,800          43,380
                                                     --------------                  --------------                  --------------
                                                            651,219                         644,580                          43,380

Commercial and Consumer Services                               0.7%                            0.4%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Administaff, Inc. (NON)                      17,100         444,600          31,600         821,600              --              --
Asatsu-DK, Inc. (Japan)                      12,500         293,920          24,200         569,029           3,300          77,595
Autopistas Concesionaria Espanola
SA (Spain)                                   24,865         215,302              --              --              --              --
Autostrade SpA (Italy)                       57,200         364,564              --              --              --              --
Banta Corp.                                  21,200         590,844          38,700       1,078,569              --              --
Benesse Corp.                                 2,300          70,499              --              --              --              --
Bowne & Co.                                  31,300         317,695          58,200         590,730              --              --
Capita Group PLC (United Kingdom)             2,475          13,421              --              --              --              --
Cendant Corp. (NON)                           7,800          99,840          17,300         221,440              --              --
Coinstar, Inc. (NON)                         28,100         554,132          52,000       1,025,440              --              --
Deluxe Corp.                                  1,900          65,626           4,200         145,068              --              --
DST Systems, Inc. (NON)                         500          21,625           1,100          47,575              --              --
eBay, Inc. (NON)                             19,000         869,250          35,500       1,624,125           4,250         194,438
Electro Rent Corp. (NON)                      9,800         123,578          18,000         226,980              --              --
Galileo International, Inc.                   2,600          53,976           5,700         118,332              --              --
Group 4 Falck A/S (Denmark)                     700          77,177              --              --              --              --
H&R Block, Inc.                               1,200          46,272           2,600         100,256              --              --
Hagemeyer NV (Netherlands)                   80,572       1,073,269              --              --              --              --
Harland (John H.) Co.                        14,300         313,170          26,600         582,540              --              --
Hays PLC (United Kingdom)                   278,050         625,150          66,200         148,840           8,300           18,661
Integrated Electrical Services, Inc.
(NON)                                        19,200         105,600          36,300         199,650              --              --
Li & Fung, Ltd. (Hong Kong)                 546,000         518,040              --              --              --              --
Macrovision Corp. (NON)                      10,900         309,669          20,000         568,200           2,500          71,025
Manpower, Inc.                                  600          15,798           1,300          34,229              --              --
Meitec Corp. (Japan)                         20,400         531,072              --              --              --              --
NCH Corp.                                     3,200         125,408           6,000         235,140              --              --
R. R. Donnelley & Sons Co.                      700          18,935           1,500          40,575              --              --
Robert Half International, Inc. (NON)         1,000          20,010           2,200          44,022              --              --
Sabre Holdings Corp. (NON)                      289           7,728             605          16,178              --              --
Securicor Group PLC (United Kingdom)         80,500         138,405              --              --              --              --
Securitas AB Class B (Sweden)                37,022         597,213          20,820         335,854           2,660          42,909
ServiceMaster Co. (The)                       4,300          47,687           9,500         105,355              --              --
Sodexho Alliance SA (France)                 13,803         584,395              --              --              --              --
Spherion Corp. (NON)                         36,100         259,920          67,200         483,840              --              --
Toppan Printing Co., Ltd. (Japan)           171,000       1,615,511              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         11,129,301                       9,363,567                         404,628

Communications Equipment                                       0.7%                            0.6%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc. Class A (NON)            47,000         194,110          87,000         359,310          11,200          46,256
Alcatel SA (France)                          13,000         149,495              --              --              --              --
American Tower Corp. Class A (NON)              900          12,501           2,000          27,780              --              --
Avaya, Inc. (NON)                             2,041          20,206           4,516          44,708              --              --
Cisco Systems, Inc. (NON)                   280,221       3,413,092         538,100       6,554,058          51,500         627,270
Clarent Corp. (NON)                          41,800         112,233          77,400         207,819              --              --
Comverse Technology, Inc. (NON)               1,200          24,576           2,600          53,248              --              --
Copper Mountain Networks, Inc. (NON)         73,600          58,880         136,800         109,440              --              --
Corning, Inc.                                 5,000          44,100          11,000          97,020              --              --
Digital Lightwave, Inc. (NON)                 8,200          80,442          15,000         147,150              --              --
Enterasys Networks, Inc. (NON)                2,400          15,480           5,300          34,185              --              --
Inter-Tel, Inc.                              45,800         524,868          84,700         970,662              --              --
LGP Telecom Holding AB (Sweden)              56,086         302,457              --              --              --              --
Marconi PLC (United Kingdom) (NON)           28,000           7,509              --              --              --              --
Matsushita Communication
Industrial Co., Ltd. (Japan)                  1,000          27,545              --              --              --              --
Nokia OYJ (Finland)                         116,509       1,904,162              --              --              --              --
Nortel Networks Corp. (Canada)               26,300         147,360              --              --              --              --
ONI Systems Corp. (NON)                          --              --          24,100          97,123          18,500          74,555
Performance Technologies, Inc. (NON)         24,800         203,856          46,500         382,230              --              --
QUALCOMM, Inc. (NON)                         46,200       2,196,348          87,100       4,140,734           9,900         470,646
Riverstone Networks, Inc. (NON)               1,231           6,463           2,719          14,275              --              --
Scientific-Atlanta, Inc.                      1,000          17,550           2,000          35,100              --              --
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)                            570,946       2,066,918         667,805       2,417,564          85,718         310,313
Telefonaktiebolaget LM Ericsson AB
ADR (Sweden)                                  8,000          27,920              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         11,558,071                      15,692,406                       1,529,040

Computers                                                      1.3%                            1.3%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc. (NON)                    1,700          26,367           3,800          58,938              --              --
Asustek Computer, Inc. GDR (Taiwan)         156,500         470,045              --              --              --              --
BARRA, Inc. (NON)                             8,800         369,776          16,200         680,724              --              --
Brocade Communications Systems, Inc.
(NON)                                           700           9,821           1,500          21,045              --              --
Bsquare Corp. (NON)                          41,300         109,445          76,400         202,460              --              --
Cap Gemini SA (France)                        1,800          95,794              --              --              --              --
Compal Electronics, Inc.                    316,000         236,587              --              --              --              --
Compaq Computer Corp.                       121,400       1,008,834         228,400       1,898,004          25,200         209,412
Dassault Systemes SA (France)                 2,800          85,277              --              --              --              --
Dell Computer Corp. (NON)                   109,000       2,019,770         206,300       3,822,739          22,800         422,484
EMC Corp. (NON)                              76,700         901,225         148,900       1,749,575          13,900         163,325
EMCOR Group, Inc. (NON)                      23,000         733,700          42,500       1,355,750              --              --
Emulex Corp. (NON)                           37,300         354,723          68,900         655,239           8,800          83,688
Fujitsu, Ltd. (Japan)                        94,000         788,596              --              --              --              --
Gateway, Inc. (NON)                           1,600           8,720           3,500          19,075              --              --
Gerber Scientific, Inc.                      39,800         417,900          74,000         777,000              --              --
Hewlett-Packard Co.                         104,500       1,682,450         197,500       3,179,750          22,600         363,860
Hitachi, Ltd. (Japan)                        54,000         359,607              --              --              --              --
IBM Corp.                                    30,900       2,852,070          62,050       5,727,215           4,300         396,890
Iomega Corp. (NON)                          208,000         253,760         384,900         469,578              --              --
Manhattan Associates, Inc. (NON)             11,000         186,560          20,400         345,984              --              --
McAfee.com Corp. (NON)                       42,500         490,875          78,600         907,830              --              --
McDATA Corp. Class A (NON)                   71,901         603,249         132,000       1,107,480          17,100         143,469
Mentor Graphics Corp. (NON)                  38,300         527,774          70,850         976,313              --              --
NCR Corp. (NON)                               5,900         174,935          11,300         335,045           1,200          35,580
NCSoft Corp. (South Korea)                    2,090         150,084              --              --              --              --
NEC Corp. (Japan)                            37,000         302,326              --              --              --              --
Netsolve, Inc. (NON)                         22,500         257,625          41,500         475,175              --              --
Quanta Computer, Inc. (Taiwan)              159,250         298,074              --              --              --              --
Quantum Corp. (NON)                           7,000          57,120          15,400         125,664              --              --
Renaissance Learning, Inc. (NON)              6,000         197,460          11,100         365,301              --              --
Satyam Computer Services, Ltd.
ADR (India)                                  10,800          63,180              --              --              --              --
Satyam Computer Services, Ltd. (India)       51,512         137,994              --              --              --              --
Sharp Corp. (Japan)                          90,000         808,700              --              --              --              --
Sun Microsystems, Inc. (NON)                103,900         859,253         199,100       1,646,557          20,400         168,708
TietoEnator OYJ (Finland)                    13,405         253,259          29,272         553,032           4,000          75,572
TietoEnator OYJ 144A (Finland)               14,450         273,002          20,804         393,047           2,200          41,564
Toshiba Corp. (Japan) (NON)                  41,000         157,004              --              --              --              --
Unisys Corp. (NON)                           36,800         318,688          68,000         588,880           8,600          74,476
VeriSign, Inc. (NON)                         29,350       1,229,765          55,900       2,342,210           5,800         243,020
                                                     --------------                  --------------                  --------------
                                                         20,131,394                      30,779,610                       2,422,048

Conglomerates                                                  1.7%                            1.6%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Autonation, Inc. (NON)                        3,800          33,402           8,400          73,836              --              --
Axia Holding, Inc. 144A  (PIK)                  225           2,700              --              --              --              --
Berkshire Hathaway, Inc. Class B (NON)          620       1,444,600           1,140       2,656,200             140         326,200
Canadian Pacific, Ltd. (Canada)              11,300         362,573              --              --              --              --
China Merchants Holdings
International Co., Ltd. (Hong Kong)         453,000         267,174              --              --              --              --
Citic Pacific, Ltd. (Hong Kong)             189,000         356,220              --              --              --              --
Cookson Group PLC (United Kingdom)        1,024,781         738,349              --              --              --              --
Cooper Industries, Inc.                      31,000       1,285,570          59,150       2,452,951           6,700         277,849
GenCorp., Inc.                               46,200         523,908          85,800         972,972              --              --
General Electric Co.                        248,970       9,261,684         492,000      18,302,400          39,320       1,462,704
Grupo Carso SA de CV (Mexico) (NON)         100,500         226,516              --              --              --              --
Honeywell International, Inc.                27,200         718,080          51,700       1,364,880           5,700         150,480
Hutchison Whampoa, Ltd. (Hong Kong)          39,100         290,766              --              --              --              --
Investor AB Class B (Sweden)                217,333       2,058,676         454,248       4,302,842          57,094         540,820
IOI Corporation Berhad (Malaysia)           195,000         175,500              --              --              --              --
Mitsui Fudoscan Co., Ltd. (Japan)            50,000         283,843              --              --              --              --
Norsk Hydro ASA (Norway)                     10,828         397,630              --              --              --              --
Peninsular and Oriental Steam
Navigation Co. (United Kingdom)              21,500          58,133              --              --              --              --
Remgro, Ltd. (South Africa)                  91,400         604,088              --              --              --              --
Samsung Corp. (South Korea)                  50,700         224,645              --              --              --              --
Sime Darby Berhad (Malaysia)                302,000         365,579              --              --              --              --
Singapore Exchange, Ltd.
144A (Singapore) (NON)                      167,000          95,510              --              --              --              --
Singapore Technologies
Engineering, Ltd. (Singapore)               616,000         760,408              --              --              --              --
Smiths Group PLC (United Kingdom)           116,534       1,126,803          95,588         924,270          12,195          117,917
Textron, Inc.                                 6,100         205,021          13,400         450,374              --             --
Tyco International, Ltd. (Bermuda)           73,548       3,346,434         136,645       6,217,348          16,900         768,950
Vedior NV (Netherlands)                       6,500          61,550              --              --              --              --
Vivendi Universal SA (France)                26,755       1,238,728          31,270       1,447,767           3,970         183,807
Vivendi Universal SA ADR (France)             2,000          92,700              --              --              --              --
Walter Industries, Inc.                      31,400         281,030          58,300         521,785              --              --
                                                     --------------                  --------------                  --------------
                                                         26,887,820                      39,687,625                       3,828,727

Construction                                                   0.3%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
CRH PLC (Ireland)                           182,243       2,704,696         301,487       4,474,414          38,769         575,377
Lafarge Coppee (France)                      27,650       2,251,933          35,663       2,904,545           4,495         366,092
                                                     --------------                  --------------                  --------------
                                                          4,956,629                       7,378,959                         941,469

Consumer                                                        --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Consorcio ARA SA (Mexico) (NON)             338,400         423,534              --              --              --              --

Consumer Cyclicals                                             0.2%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Matsushita Electric Industrial Co.
(Japan)                                     115,800       1,419,785              --              --              --              --
Sony Corp. (Japan)                           49,900       1,839,612          58,600       2,160,346           7,000         258,062
                                                     --------------                  --------------                  --------------
                                                          3,259,397                       2,160,346                         258,062

Consumer Finance                                               0.5%                            0.4%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Acom Co., Ltd. (Japan)                       18,200       1,606,332             600          52,956             100           8,826
Acom Co., Ltd. 144A (Japan)                   4,700         414,822          10,600         935,556           1,300         114,738
Aiful Corp. (Japan)                          21,250       1,784,515          10,400         873,362           1,350         113,369
AmeriCredit Corp. (NON)                      25,700         812,634          47,300       1,495,626              --              --
Capital One Financial Corp.                   1,800          82,854           4,000         184,120              --              --
CompuCredit Corp. (NON)                      45,800         333,882          84,200         613,818              --              --
Countrywide Credit Industries, Inc.           3,800         166,934           8,400         369,012              --              --
Dun & Bradstreet Corp. (NON)                    400          11,200             850          23,800              --              --
Household International, Inc.                18,100       1,020,478          35,500       2,001,490           3,100         174,778
MBNA Corp.                                    8,000         242,320          17,700         536,133              --              --
Metris Companies, Inc.                       13,700         339,075          25,300         626,175              --              --
Promise Co., Ltd. (Japan)                     3,600         241,854              --              --              --              --
Providian Financial Corp.                    47,439         955,896          89,600       1,805,440          10,200         205,530
Takefuji Corp. (Japan)                        1,000          78,939              --              --              --              --
Theta Group, Ltd. (Kenya)                   222,900         192,879              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          8,284,614                       9,517,488                         617,241

Consumer Goods                                                 0.9%                            0.7%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Avon Products, Inc.                           1,800          83,250           4,000         185,000              --              --
Beiersdorf AG (Germany)                       1,100         120,386              --              --              --              --
Clorox Co.                                    1,200          44,400           2,600          96,200              --              --
Colgate-Palmolive Co.                        17,100         996,075          33,100       1,928,075           3,000         174,750
Dial Corp. (The)                            134,223       2,221,391         248,096       4,105,989              --              --
Estee Lauder Companies, Inc. (The)
Class A                                      17,200         570,180          31,500       1,044,225           4,000         132,600
Gillette Co. (The)                            7,000         208,600          14,800         441,040              --              --
Hindustan Lever, Ltd. (India)               158,059         687,788              --              --              --              --
International Flavors & Fragrances, Inc.      2,000          55,380           4,700         130,143              --              --
KAO Corp. (Japan)                            47,000       1,158,423              --              --              --              --
Kimberly-Clark Corp.                         30,300       1,878,600          58,100       3,602,200           5,900         365,800
L'Oreal SA (Germany)                         23,695       1,633,174              --              --              --              --
LG Household & Health Care, Ltd.
(South Korea) (NON)                          12,900         275,936              --              --              --              --
NBTY, Inc. (NON)                            107,700       1,417,332         199,300       2,622,788              --              --
Procter & Gamble Co.                          9,400         684,226          20,700       1,506,753              --              --
Shiseido Co., Ltd. (Japan)                   61,000         525,579          50,000         430,803           7,000          60,312
Swatch Group AG (The) (Switzerland)          29,260         434,581          31,770         471,861           3,920          58,221
Swatch Group AG (The) Class B
(Switzerland)                                21,240       1,537,892          14,140       1,023,813           1,740         125,986
Tupperware Corp.                              8,800         175,472          16,000         319,040              --              --
                                                     --------------                  --------------                  --------------
                                                         14,708,665                      17,907,930                         917,669

Consumer Services                                              0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
CDW Computer Centers, Inc. (NON)                600          21,708           1,300          47,034              --              --
Deutsche Post AG (Germany)                   29,116         421,511          67,525         977,556           9,336         135,157
Deutsche Post AG 144A (Germany)              14,600         211,363          24,600         356,133           2,500          36,192
Freemarkets, Inc. (NON)                      20,300         214,774          37,600         397,808              --              --
Heidrick & Struggles International, Inc.
(NON)                                         7,700         109,879          14,200         202,634              --              --
Hotel Reservations Network, Inc.
Class A (NON)                                 5,100         115,974           9,600         218,304              --              --
HotJobs.com, Ltd. (NON)                      48,700         290,739          89,500         534,315              --              --
PHS Group PLC 144A
(United Kingdom) (NON)                      367,700         432,268              --              --              --              --
Register.com (NON)                           60,400         599,168         111,900       1,110,048              --              --
TMP Worldwide, Inc. (NON)                    29,800         846,022          55,100       1,564,289           6,900         195,891
Travelocity.com (NON)                        15,900         211,470          29,400         391,020              --              --
Watson Wyatt & Co. Holdings (NON)             7,500         119,250          13,900         221,010              --              --
                                                     --------------                  --------------                  --------------
                                                          3,594,126                       6,020,151                         367,240

Consumer Staples                                               0.1%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Japan)            64,000       2,203,561          37,000       1,273,933           5,000         172,153
Orkla ASA (Norway)                            4,500          71,583              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          2,275,144                       1,273,933                         172,153

Distribution                                                   0.1%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Performance Food Group Co. (NON)             25,200         718,956          46,600       1,329,498              --              --
SYSCO Corp.                                   8,200         209,428          18,000         459,720              --              --
                                                     --------------                  --------------                  --------------
                                                            928,384                       1,789,218                              --

Electric Utilities                                             2.1%                            1.4%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
American Electric Power Company, Inc.           640          27,667           1,420          61,387              --              --
BSES, Ltd. GDR (India)                       61,600         242,018              --              --              --              --
Black Hills Corp.                            21,300         650,076          39,500       1,205,540              --              --
Centrais Eletricas Brasileiras S.A.
(Brazil)                                     34,800         383,191              --              --              --              --
Chubu Electric Power, Inc. (Japan)           61,600       1,355,324              --              --              --              --
Cinergy Corp.                                31,300         966,231          58,170       1,795,708           6,900         213,003
CLP Holdings, Ltd. (Hong Kong)              169,600         652,358              --              --              --              --
CMS Energy Corp.                             10,000         200,000          21,200         424,000             900          18,000
Companhia Energetica de Minas Gerais
ADR (Brazil) (NON)                           27,100         258,805              --              --              --              --
Companhia Paranaense de
Energia-Copel ADR (Brazil)                   50,900         297,765              --              --              --              --
Conectiv, Inc.                               25,200         592,200          46,000       1,081,000              --              --
Consolidated Edison, Inc.                     2,600         105,872           5,700         232,104              --              --
Constellation Energy Group, Inc.             25,500         617,100          47,100       1,139,820           6,000         145,200
Dominion Resources, Inc.                      9,900         587,565          19,400       1,151,390           1,700         100,895
DPL, Inc.                                    51,882       1,261,770          96,043       2,335,766          11,874         288,776
DTE Energy Co.                                4,200         180,810           7,900         340,095             700          30,135
Duke Energy Corp.                            25,900         980,315          51,050       1,932,243           4,400         166,540
E.On AG (Germany)                            31,750       1,630,432              --              --              --              --
Edison International                         18,300         240,828          35,800         471,128           2,600          34,216
Electrabel SA (Belgium)                       8,281       1,741,705              --              --              --              --
Electricidade de Portugal SA (Portugal)      43,400         112,225              --              --              --              --
Empresa Nacional de Electricidad
ADR (Chile)                                  24,300         210,438              --              --              --              --
Endesa S.A. (Spain)                          11,800         183,184              --              --              --              --
Enersis S.A. ADR (Chile)                     15,600         190,944              --              --              --              --
Entergy Corp.                                32,100       1,141,476          61,000       2,169,160           6,400         227,584
Exelon Corp.                                  2,762         123,185           6,087         271,480              --              --
FirstEnergy Corp.                            19,700         708,215          36,500       1,312,175           4,500         161,775
FPL Group, Inc.                               6,600         353,430          12,900         690,795           1,200          64,260
Hong Kong Electric Holdings, Ltd.
(Hong Kong)                                 271,500       1,044,311         433,500       1,667,436          54,500         209,632
Iberdrola SA (Spain)                        116,536       1,586,285              --              --              --              --
Kansai Electric Power, Inc. (Japan)           3,000          50,386              --              --              --              --
Korea Electric Power Corp.
(South Korea)                               162,320       2,604,064         101,690       1,631,390              --              --
Northeast Utilities                          30,000         561,900          56,050       1,049,817           7,100         132,983
NRG Energy, Inc. (NON)                       12,900         209,109          23,900         387,419              --              --
NSTAR                                           800          33,520           1,800          75,420              --              --
PG&E Corp.                                    5,500          83,600          12,300         186,960              --              --
Potomac Electric Power Co.                      400           8,784             900          19,764              --              --
PPL Corp.                                     7,200         234,720          13,800         449,880           1,500          48,900
Progress Energy, Inc.                        38,300       1,646,517          71,800       3,086,682           8,200         352,518
Public Service Co. of New Mexico             40,500       1,021,005          75,200       1,895,792              --              --
Public Service Enterprise Group, Inc.         2,200          93,610           4,800         204,240              --              --
Puget Energy, Inc.                              600          12,894           1,300          27,937              --              --
Reliant Energy, Inc.                         24,500         644,840          47,050       1,238,356           4,500         118,440
RWE AG (Germany)                              2,330          93,344              --              --              --              --
Scottish and Southern Energy PLC
(United Kingdom)                             78,376         746,324              --              --              --              --
Scottish Power PLC (United Kingdom)         629,349       3,782,548         451,733       2,715,031          86,143         517,741
Sierra Pacific Resources                     50,400         761,040          92,800       1,401,280              --              --
Southern Co. (The)                            6,900         165,462          15,000         359,700              --              --
Teco Energy, Inc.                               300           8,130             700          18,970              --              --
Tokyo Electric Power Co. (Japan)             38,000         947,766              --              --              --              --
TXU Corp.                                    10,600         490,992          21,200         981,984           1,800          83,376
Unified Energy Systems ADR (Russia)          39,200         436,100              --              --              --              --
UniSource Energy Corp.                       32,100         449,400          59,600         834,400              --              --
Utilicorp United, Inc.                        3,000          84,030           6,700         187,667              --              --
Wisconsin Energy Corp.                          700          15,750           1,600          36,000              --              --
XCEL Energy, Inc.                             1,705          47,996           3,765         105,985              --              --
                                                     --------------                  --------------                  --------------
                                                         33,859,556                      35,175,901                       2,913,974

Electrical Equipment                                           0.2%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
ABB, Ltd. (Switzerland)                      15,480         111,126              --              --              --              --
BEI Technologies, Inc.                        8,716         139,892          16,102         258,437              --              --
C&D Technologies, Inc.                        7,650         140,760          14,100         259,440              --              --
Chubb PLC (United Kingdom)                   11,300          26,319              --              --              --              --
Electro Scientific Industries, Inc.
(NON)                                        18,700         410,465          34,500         757,275              --              --
Emerson Electric Co.                          2,000          94,120           4,500         211,770              --              --
Furukawa Electrical Co., Ltd. (Japan)         6,000          32,650              --              --              --              --
Invensys PLC (United Kingdom)                71,500          36,774              --              --              --              --
Kidde PLC (United Kingdom)                  541,703         427,868              --              --              --              --
Lincoln Electric Holdings, Inc.              25,500         561,510          46,200       1,017,324              --              --
Rockwell International Corp.                  1,900          27,892           4,200          61,656              --              --
Schneider Electric SA (France)               14,753         537,304              --              --              --              --
Siemens AG (Germany)                         26,893       1,013,724              --              --              --              --
Sumitomo Electric Industries, Ltd.
(Japan)                                      34,000         304,652              --              --              --              --
Vestas Wind Systems A/S (Denmark)             2,000          59,536              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          3,924,592                       2,565,902                              --

Electronics                                                    3.0%                            2.1%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Act Manufacturing, Inc. (NON)                    --              --          80,000         355,200          60,500         268,620
Advanced Micro Devices, Inc. (NON)            4,100          33,415           9,100          74,165              --              --
Advantest Corp. (Japan)                       2,000          84,817              --              --              --              --
Alpha Industries, Inc. (NON)                 24,800         480,376          45,932         889,703           5,700         110,409
ALPS Electric Co. Ltd. (Japan)               30,000         177,612              --              --              --              --
American Power Conversion Corp. (NON)         1,300          15,184           2,900          33,872              --              --
Analog Devices, Inc. (NON)                    2,600          85,020           5,700         186,390              --              --
Applied Micro Circuits Corp. (NON)            2,700          18,873           6,000          41,940              --              --
Arrow Electronics, Inc. (NON)                 2,000          41,720           4,400          91,784              --              --
ASE Test, Ltd. (Taiwan) (NON)               158,713       1,222,090              --              --              --              --
Atmel Corp. (NON)                             6,000          40,080          13,200          88,176              --              --
Avanex Corp. (NON)                            1,300           3,848           2,700           7,992              --              --
Avant! Corp. (NON)                          193,200         571,872         355,200       1,051,392              --              --
Avnet, Inc.                                  10,000         181,900          19,700         358,343           1,500          27,285
Axcelis Technologies, Inc. (NON)                707           6,681           1,532          14,477              --              --
Broadcom Corp. Class A (NON)                 16,500         334,950          31,100         631,330           3,400          69,020
Celestica, Inc. (Canada) (NON)               41,450       1,131,585          81,300       2,219,490          14,000         382,200
Celestica, Inc. - Toronto
Exchange (Canada) (NON)                       9,070         245,197              --              --              --              --
Chartered Semiconductor
Manufacturing, Ltd. (Singapore) (NON)       605,200       1,062,356              --              --              --              --
Cypress Semiconductor Corp. (NON)             1,000          14,860           2,000          29,720              --              --
DSP Group, Inc. (NON)                        27,300         544,635              --              --              --              --
FDK Corporation (Japan)                         400           1,132              --              --              --              --
FEI Co. (NON)                                35,000         761,250          64,800       1,409,400              --              --
Finisar Corp. (NON)                             800           3,168           1,700           6,732              --              --
Fuji Soft ABC, Inc. (Japan)                  14,100         602,696              --              --              --              --
General Cable Corp.                          83,600         823,460         154,800       1,524,780              --              --
GlobeSpan, Inc. (NON)                        43,900         396,856          80,900         731,336          10,500          94,920
HI/FN, Inc. (NON)                            47,600         468,860          87,600         862,860              --              --
Hon Hai Precision Industry (Taiwan)         161,720         511,535              --              --              --              --
Humax Co., Ltd. (South Korea)                13,240         192,177              --              --              --              --
Intel Corp.                                 201,200       4,112,528         391,000       7,992,040          35,800         731,752
International Rectifier Corp. (NON)          11,900         324,037          22,000         599,060              --              --
Intersil Corp. Class A (NON)                  4,500         125,640           8,300         231,736              --              --
Kulicke & Soffa Industries, Inc. (NON)       32,900         358,610          60,900         663,810              --              --
Kyocera Corp. (Japan)                         1,800         117,602              --              --              --              --
Linear Technology Corp.                      47,500       1,558,000          89,300       2,929,040          10,400         341,120
LSI Logic Corp. (NON)                         4,500          52,875          10,300         121,025              --              --
Marvell Technology
Group, Ltd. (Bermuda) (NON)                  50,800         728,980          93,700       1,344,595          12,200         175,070
Maxim Integrated Products, Inc. (NON)        36,200       1,264,828          68,200       2,382,908           7,500         262,050
Measurement Specialties, Inc. (NON)             300           2,967             700           6,923              --              --
MEMC Electronic Materials, Inc. (NON)        51,500          54,075          94,600          99,330              --              --
Merix Corp. (NON)                            25,700         361,085          47,300         664,565              --              --
Methode Electronics, Inc. Class A           108,500         819,175         200,400       1,513,020              --              --
Microchip Technology, Inc. (NON)              1,500          40,200           3,400          91,120              --              --
Micron Technology, Inc. (NON)                48,737         917,718          91,600       1,724,828          10,400         195,832
Microsemi Corp. (NON)                         6,600         171,930          12,200         317,810              --              --
MIPS Technologies, Inc. (NON)                27,900         182,745          51,200         335,360              --              --
Mitsumi Electric Company, Ltd. (Japan)       30,000         327,511              --              --              --              --
Molex, Inc.                                     500          14,055           1,075          30,218              --              --
Motorola, Inc.                               78,400       1,223,040         154,000       2,402,400          13,600         212,160
Murata Manufacturing Co., Ltd. (Japan)        3,600         206,483              --              --              --              --
National Semiconductor Corp. (NON)            2,300          50,715           5,100         112,455              --              --
Nidec Corp. (Japan)                           6,900         238,151              --              --              --              --
NMS Communications Corp. (NON)              106,100         165,516         195,200         304,512              --              --
Oak Technology, Inc. (NON)                   16,460         128,388          30,400         237,120              --              --
OMRON Corp. (Japan)                         188,100       2,446,816              --              --              --              --
Pace Micro Technology PLC
(United Kingdom)                            167,550         571,218              --              --              --              --
PerkinElmer, Inc.                            10,700         280,768          19,900         522,176              --              --
PictureTel Corp. (NON)                       61,400         367,172         114,000         681,720              --              --
Pioneer-Standard Electronics, Inc.           26,100         235,422          48,500         437,470              --              --
PMC-Sierra, Inc. (NON)                        3,900          40,053           8,600          88,322              --              --
Premier Farnell PLC (United Kingdom)        175,600         445,126              --              --              --              --
Read-Rite Corp. (NON)                       108,300         319,485         199,100         587,345              --              --
Recoton Corp. (NON)                          26,700         329,745          48,800         602,680              --              --
RF Micro Devices, Inc. (NON)                  2,000          33,200           2,000          33,200              --              --
Rohm Co., Ltd. (Japan)                        9,300         905,946          15,100       1,470,944           1,500         146,120
Samsung Electronics Co., Ltd.
(South Korea)                                52,989       5,667,273          49,187       5,260,642              --              --
Samsung Electronics Co., Ltd. 144A
GDR (South Korea)                             1,800         106,200           4,800         283,200              --              --
Samsung SDI Co., Ltd. (South Korea)           4,400         142,857              --              --              --              --
Sanmina Corp. (NON)                           2,000          27,160           4,400          59,752              --              --
SCI Systems, Inc. (NON)                         900          16,200           2,000          36,000              --              --
Silicon Laboratories, Inc. (NON)                400           5,516             900          12,411              --              --
Siliconware Precision
Industries Co. (Taiwan) (NON)             1,570,000         779,077              --              --              --              --
Solectron Corp. (NON)                        37,100         432,215          68,300         795,695           8,500          99,025
STMicroelectronics NV (Switzerland)           9,400         201,814              --              --              --              --
Storage Technology Corp. (NON)               55,700         699,035         103,500       1,298,925              --              --
Taiwan Semiconductor
Manufacturing Co. (Taiwan) (NON)          1,460,096       1,978,714              --              --              --              --
Tandberg ASA (Norway) (NON)                  20,900         312,422              --              --              --              --
Texas Instruments, Inc.                      10,200         254,796          23,200         579,536              --              --
Thermo Electron Corp. (NON)                   1,000          18,050           2,200          39,710              --              --
Thomson Multimedia SA (France) (NON)         22,784         446,014              --              --              --              --
Tokyo Electron, Ltd. (Japan)                  2,500          87,756              --              --              --              --
Trimble Navigation, Ltd. (NON)               11,200         170,800          20,700         315,675              --              --
TriQuint Semiconductor, Inc. (NON)            8,400         134,316          15,500         247,845              --              --
United Microelectronics
Corp. (Taiwan) (NON)                      2,174,958       1,697,805       1,035,000         807,937              --              --
Varian, Inc. (NON)                            9,300         236,964          17,200         438,256              --              --
Venture Manufacturing, Ltd.
(Singapore)                                 191,000         946,348          22,000         109,003           3,000          14,864
Vishay Intertechnology, Inc. (NON)            1,300          23,920           2,800          51,520              --              --
Vitesse Semiconductor Corp. (NON)               700           5,425           1,500          11,625              --              --
W.W. Grainger, Inc.                          33,360       1,296,036          61,875       2,403,844           7,945         308,663
X-Rite, Inc.                                 44,700         353,130          83,100         656,490              --              --
Zarlink Semiconductor, Inc.
(Canada) (NON)                              128,751       1,031,149              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         46,651,002                      52,544,880                       3,439,110

Energy                                                         0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                            4,500         130,275           9,900         286,605              --              --
Bharat Petroleum Corp. Ltd. (India)          57,800         193,775              --              --              --              --
Chiles Offshore, Inc. (NON)                   4,300          86,860           8,000         161,600              --              --
ENSCO International, Inc.                     1,100          16,082           2,400          35,088              --              --
Global Marine, Inc. (NON)                        --              --          22,700         317,800          17,300         242,200
Grey Wolf, Inc. (NON)                        54,600          98,280         101,000         181,800              --              --
GulfMark Offshore, Inc. (NON)                10,700         256,800          19,600         470,400              --              --
Halliburton Co.                               3,600          81,180           7,900         178,145              --              --
Helmerich & Payne, Inc.                       7,400         193,140          13,800         360,180              --              --
Hydril Co. (NON)                              6,200          86,366          11,300         157,409              --              --
Input/Ouput, Inc. (NON)                      21,600         176,688          40,100         328,018              --              --
Nabors Industries, Inc. (NON)                   600          12,582           1,300          27,261              --              --
Patterson-UTI Energy, Inc. (NON)             27,300         337,428          50,500         624,180              --              --
Schlumberger, Ltd.                            4,500         205,650           8,300         379,310           1,100          50,270
Seacor Holdings, Inc. (NON)                      --              --               1              36              --              --
Smedvig ASA Class A (Norway)                  5,000          41,179              --              --              --              --
Smith International, Inc. (NON)                 500          18,200           1,100          40,040              --              --
Spinnaker Exploration Company (NON)           7,100         251,198          13,100         463,478              --              --
Tidewater, Inc.                               7,800         208,182          14,300         381,667              --              --
Transocean Sedco Forex, Inc.                  8,000         211,200          15,400         406,560           1,500          39,600
                                                     --------------                  --------------                  --------------
                                                          2,605,065                       4,799,577                         332,070

Engineering & Construction                                     0.4%                            0.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Abengoa SA (Spain)                           75,482         463,216              --              --              --              --
ACS, Actividades Cons y Servicios
SA (Spain)                                   15,460         371,474              --              --              --              --
Ameron International Corp.                   12,800         824,832          22,800       1,469,232              --              --
Balfour Beatty PLC (United Kingdom)         225,219         595,727              --              --              --              --
Bouygues SA (France)                         86,294       2,228,664         114,249       2,948,032          14,506         374,307
Daelim Industrial Co. (South Korea)          20,000         156,608              --              --              --              --
Fluor Corp.                                     800          30,800           1,800          69,300              --              --
IJM Corp. Berhad (Malaysia)                 391,000         452,737              --              --              --              --
LG Engineering & Construction, Ltd.
(South Korea)                                61,500         570,837              --              --              --              --
Texas Industries, Inc.                           --              --          11,000         339,900           8,600         265,740
URS Corp. (NON)                              17,500         402,500          32,600         749,800              --              --
VA Technolgies AG (Australia)                 3,250          69,303              --              --              --              --
Vinci SA (France)                             7,860         461,596              --              --              --              --
YTL Corp. Berhad (Malaysia)                 144,000         164,463              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          6,792,757                       5,576,264                         640,047

Entertainment                                                  0.2%                            0.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc. (NON)                34,800         365,400          64,000         672,000              --              --
Bec World Public Co., Ltd. (Thailand)        75,200         382,258              --              --              --              --
International Speedway Corp. Class A            500          17,415           1,200          41,796              --              --
Pixar, Inc. (NON)                               600          24,240           1,500          60,600              --              --
Six Flags, Inc. (NON)                           600           7,338           1,300          15,899              --              --
Viacom, Inc. Class B (NON)                   75,640       2,609,580         145,761       5,028,755          13,847         477,722
                                                     --------------                  --------------                  --------------
                                                          3,406,231                       5,819,050                         477,722

Environmental                                                  0.1%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Tetra Technologies, Inc. (NON)               67,000       1,167,140         123,600       2,153,112              --              --

Financial                                                      1.1%                            0.9%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
American Express Co.                         14,700         427,182          29,100         845,646           2,700          78,462
Annaly Mortgage Mgmt., Inc.                  57,100         825,095         106,100       1,533,145              --              --
Anthracite Capital, Inc.                     30,500         317,200          56,700         589,680              --              --
Bradespar S.A. (Brazil)                          --              --               1              --              --              --
Conseco, Inc. (NON)                           2,500          18,150           5,500          39,930              --              --
Deutsche Boerse AG (Germany)                 37,670       1,303,344              --              --              --              --
Deutsche Boerse 144A (Germany)                  500          17,300              --              --              --              --
Dexia - Paris Exchange (Belgium)            206,500       3,098,541         166,620       2,500,140          21,110         316,756
Dexia - Brussels Exchange (Belgium)           6,890         104,765              --              --              --              --
Fannie Mae                                   75,030       6,006,902         142,098      11,376,366          15,783       1,263,587
Fortis (B) (Belgium)                          3,100          75,757              --              --              --              --
Freddie Mac                                  37,000       2,405,000          70,550       4,585,750           7,300         474,500
Gabelli Asset Management, Inc. (NON)          6,600         243,144          12,100         445,764              --              --
ICICI, Ltd. ADR (India)                      59,700         295,515              --              --              --              --
Imperial Credit Industries, Inc. (NON)        3,339           1,469              --              --           1,752             771
MGIC Investment Corp.                         1,500          98,010           3,300         215,622              --              --
Mitsubishi Tokyo Finance
Group, Inc. (Japan)                              71         554,501              --              --              --              --
Moody's Corp.                                   900          33,300           2,000          74,000              --              --
Sampo OYJ Class A (Finland)                  70,900         541,612              --              --              --             --
Shinhan Financial Group Co., Ltd.
(South Korea) (NON)                          44,580         336,479              --              --              --              --
USA Education, Inc.                           1,000          82,910           2,200         182,402              --              --
                                                     --------------                  --------------                  --------------
                                                         16,786,176                      22,388,445                       2,134,076

Food                                                           1.5%                            1.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
7-Eleven, Inc. (NON)                         30,300         292,395          55,700         537,505              --              --
Ajinomoto Co. Inc.                           40,000         460,867              --              --              --              --
Archer Daniels Midland Co.                    7,308          92,008          16,102         202,721              --              --
Aurora Foods, Inc. (NON)                      8,234          32,854              --              --             354           1,412
Campbell Soup Co.                               800          22,400           1,300          36,400              --              --
Compass Group PLC (United Kingdom)          233,626       1,629,022         387,535       2,702,195          49,191         342,998
ConAgra, Inc.                                 1,400          31,430           3,100          69,595              --              --
CSM NV (Netherlands)                          1,170          23,703              --              --              --              --
Danisco A/S (Denmark)                         8,100         285,774              --              --              --              --
Dole Food Co.                                27,000         577,800          50,000       1,070,000              --              --
Groupe Danone (France)                       27,828       3,623,247          24,675       3,212,722           3,197         416,254
H.J. Heinz Co.                               37,700       1,589,055          70,000       2,950,500           8,500         358,275
IBP, Inc.                                     2,439          57,682           6,075         143,674              --              --
International Multifoods Corp.               38,300         731,530          71,100       1,358,010              --              --
Interstate Bakeries Corp.                    31,200         795,600          58,000       1,479,000              --              --
Kellogg Co.                                   1,000          30,000           2,200          66,000              --              --
Kraft Foods, Inc. Class A                    54,700       1,880,039         102,593       3,526,121          12,300         422,751
McCormick & Company, Inc.                     1,400          64,120           3,100         141,980              --              --
Nestle SA (Switzerland)                      24,651       5,263,070          26,962       5,756,476           3,493         745,767
Parmalat Finanziaria SpA (Italy)            610,901       1,607,491              --              --              --              --
Ralston-Ralston Purina Group                  3,900         127,920           8,600         282,080              --              --
Sara Lee Corp.                               45,500         969,150          88,600       1,887,180           8,400         178,920
Smithfield Foods, Inc. (NON)                 25,000         526,250          46,400         976,720              --              --
Tesco PLC (United Kingdom)                  619,181       2,329,309         778,665       2,929,275         140,733         529,426
Tyson Foods, Inc. Class A                     1,000          10,020           2,000          20,040              --              --
                                                     --------------                  --------------                  --------------
                                                         23,052,736                      29,348,194                       2,995,803

Gaming & Lottery                                               0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Anchor Gaming (NON)                          14,500         601,750          26,900       1,116,350              --              --
Argosy Gaming Co. (NON)                      72,700       1,904,740         134,800       3,531,760              --              --
Dover Downs Entertainment, Inc.              18,300         226,554          33,800         418,444              --              --
Fitzgeralds Gaming Corp. (NON)                1,338              13              --              --             630               6
Harrah's Entertainment, Inc. (NON)              400          10,804           1,100          29,711              --              --
International Game Technology (NON)             700          29,750           1,500          63,750              --              --
MGM Mirage (NON)                              1,000          22,480           2,200          49,456              --              --
                                                     --------------                  --------------                  --------------
                                                          2,796,091                       5,209,471                               6

Health Care Services                                           1.3%                            1.6%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
AdvancePCS (NON)                              3,050         218,929           5,600         401,968              --              --
Apria Healthcare Group, Inc. (NON)           39,900       1,033,410          74,000       1,916,600              --              --
Beverly Enterprises, Inc. (NON)              50,200         512,040         118,300       1,206,660              --              --
Cardinal Health, Inc.                         3,900         288,405           8,850         654,458              --              --
Caremark Rx, Inc. (NON)                      66,300       1,105,884         122,700       2,046,636              --              --
Cerner Corp. (NON)                           11,500         569,250          21,300       1,054,350              --              --
CIGNA Corp.                                  20,000       1,659,000          38,100       3,160,395           4,100         340,095
Cobalt Corp.                                 48,000         244,800          87,800         447,780              --              --
DaVita, Inc. (NON)                           91,800       1,868,130         169,700       3,453,395              --              --
Eclipsys Corp. (NON)                         10,600         140,980          19,600         260,680              --              --
Fresenius Medical Care AG (Germany)           2,200         168,260              --              --              --              --
Generale De Sante 144 A (France) (NON)       18,900         318,356              --              --              --              --
Generale De Sante (France) (NON)              4,800          80,852              --              --              --              --
HCA, Inc.                                    60,087       2,662,455         113,500       5,029,185          12,500         553,875
Health Management Assoc., Inc. (NON)          2,000          41,520           4,400          91,344              --              --
Health Net, Inc. (NON)                        1,500          28,830           3,400          65,348              --              --
Healthsouth Corp. (NON)                       2,400          39,024           5,300          86,178              --              --
Henry Schein, Inc. (NON)                      7,900         304,940          14,500         559,700              --              --
Humana Inc. (NON)                            55,800         672,948         102,100       1,231,326              --              --
IMS Health, Inc.                              2,800          70,140           6,200         155,310              --              --
Invacare Corp.                                8,700         352,350          15,900         643,950              --              --
Laboratory Corp. of America
Holdings (NON)                                2,800         226,380           5,250         424,463              --              --
LifePoint Hospitals, Inc. (NON)               3,650         160,600           6,800         299,200              --              --
Mckesson Corp.                               19,400         733,126          36,300       1,371,777           4,200         158,718
Mid Atlantic Medical Services, Inc.
(NON)                                        32,600         684,600          60,000       1,260,000              --              --
Owens & Minor, Inc.                          10,300         209,090          19,100         387,730              --              --
Oxford Health Plans, Inc. (NON)              38,300       1,087,720          70,700       2,007,880              --              --
Per-Se Technologies, Inc. (NON)              23,300         185,002          42,500         337,450              --              --
Pharmaceutical Product
Development, Inc. (NON)                      44,500       1,303,405          82,400       2,413,496              --              --
Quintiles Transnational Corp. (NON)           1,100          16,060           2,400          35,040              --              --
Rightchoice Managed Care, Inc. (NON)         12,600         630,630          23,100       1,156,155              --              --
Sierra Health Services, Inc. (NON)           24,800         205,840          46,000         381,800              --              --
Syncor International Corp. (NON)              5,800         184,614          10,600         337,398              --              --
Tenet Healthcare Corp. (NON)                  3,800         226,670           8,400         501,060              --              --
Trigon Healthcare, Inc. (NON)                15,122         990,491          28,000       1,834,000           2,500         163,750
UnitedHealth Group, Inc.                      5,600         372,400          12,300         817,950              --              --
US Oncology, Inc. (NON)                      56,600         421,670         104,800         780,760              --              --
WebMD Corp. (NON)                            83,700         356,562         155,500         662,430              --              --
Wellpoint Health Networks, Inc. (NON)         6,900         753,135          13,000       1,418,950           1,550         169,183
                                                     --------------                  --------------                  --------------
                                                         21,128,498                      38,892,802                       1,385,621

Homebuilding                                                   0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Champion Enterprises, Inc. (NON)             29,300         203,635          54,300         377,385              --              --
Crossman Communities, Inc.                    5,900         154,993          11,000         288,970              --              --
Daiwa House Industry Co. Ltd. (Japan)       134,000         979,006              --              --              --              --
Fleetwood Enterprises, Inc.                  24,800         277,264          46,100         515,398              --              --
M.D.C. Holdings, Inc.                         5,200         144,144           9,400         260,568              --              --
NVR, Inc. (NON)                               8,350       1,173,259          15,400       2,163,854              --              --
                                                     --------------                  --------------                  --------------
                                                          2,932,301                       3,606,175                              --

Household Furniture and Appliances                             0.1%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Applica, Inc. (NON)                          29,400         248,430          54,600         461,370              --              --
Black & Decker Manufacturing Co.                600          18,720           1,400          43,680              --              --
Electrolux AB (Sweden)                        6,900          71,831              --              --              --              --
Hunter Douglas NV (Netherlands)              20,978         458,411              --              --              --              --
Leggett & Platt, Inc.                         1,600          31,200           3,500          68,250              --              --
Maytag Corp.                                    600          14,784           1,300          32,032              --              --
Newell Rubbermaid, Inc.                       1,700          38,607           3,700          84,027              --              --
Whirlpool Corp.                               1,832         101,401           4,038         223,503              --              --
                                                     --------------                  --------------                  --------------
                                                            983,384                         912,862                              --

Insurance                                                      3.8%                            3.2%                            0.8%
-----------------------------------------------------------------------------------------------------------------------------------
ACE, Ltd.                                    81,200       2,344,244         132,500       3,825,275          14,200         409,954
AFLAC, Inc.                                   4,600         124,200          10,100         272,700              --              --
AGF (Assurances Generales
de France) (France)                          10,650         487,750              --              --              --              --
Aegon NV (Netherlands)                       66,262       1,732,722              --              --              --              --
Alleanza Assicurazioni SpA (Italy)           10,000          97,879              --              --              --              --
Allianz AG (Germany)                         36,760       8,334,025          36,787       8,340,146           4,678       1,060,570
Allmerica Financial Corp.                     3,100         139,035           5,700         255,645             700          31,395
AMBAC Financial Group, Inc.                  14,200         776,882          26,800       1,466,228           3,200         175,072
American International Group, Inc. AIG       66,221       5,165,238         129,953      10,136,334          10,600         826,800
American National Insurance Co.               2,500         202,500           5,100         413,100              --              --
AmerUs Group Co.                             22,300         784,960          39,200       1,379,840              --              --
AMP, Ltd. (Australia)                        33,100         296,194              --              --              --              --
AON Corp.                                     1,300          54,600           2,900         121,800              --              --
Axa SA (France)                              32,800         647,162              --              --              --              --
Brown & Brown, Inc.                          10,300         536,630          19,100         995,110              --              --
Canada Life Financial Corp. (Canada)          1,075          30,525              --              --              --              --
Cathay Life Insurance Co., Ltd.
(Taiwan)                                    255,000         263,436              --              --              --              --
CGNU PLC (Hong Kong)                         24,100         297,309              --              --              --              --
Chubb Corp. (The)                            10,100         721,241          19,300       1,378,213           1,900         135,679
Cincinnati Financial Corp.                      500          20,810           1,100          45,782              --              --
Clark/Bardes, Inc. (NON)                      6,800         146,608          12,700         273,812              --              --
CNA Financial Corp. (NON)                     8,700         235,248          19,200         519,168              --              --
CNP Assurances (France)                      29,911         930,040              --              --              --              --
Commerce Group, Inc.                         32,500       1,235,000          59,700       2,268,600              --              --
Erie Indemnity Co. Class A                    1,400          55,370           3,300         130,515              --              --
Fairfax Financial Holdings, Ltd.
(Canada) (NON)                               12,478       1,598,243              --              --              --              --
FBL Financial Group, Inc. Class A            14,053         234,966          25,803         431,426              --              --
Fidelity National Financial, Inc.            45,760       1,230,486          84,260       2,265,751              --              --
First American Corp.                         17,700         358,425          32,900         666,225              --              --
Fremont General Corp.                        62,600         341,796         116,200         634,452              --              --
Fubon Insurance Co. (Taiwan)                499,000         385,183              --              --              --              --
Gallagher, Arthur J. & Co.                   18,000         609,300          33,300       1,127,205              --              --
Hannover Rueckversicherungs
AG (Germany)                                  1,900         100,337              --              --              --              --
Hartford Financial Services
Group, Inc. (The)                            19,300       1,133,682          37,150       2,182,191           3,800         223,212
ING Groep NV (Netherlands)                  330,918       8,867,284         472,783      12,668,700          59,846       1,603,634
Jefferson-Pilot Corp.                         1,950          86,736           4,300         191,264              --              --
Liberty Group, Ltd. (South Africa)           99,800         578,679              --              --              --              --
Lincoln National Corp.                        1,200          55,956           2,700         125,901              --              --
Loews Corp.                                   1,900          87,932           4,200         194,376              --              --
Manulife Financial Corp. (Canada)            15,210         398,185              --              --              --              --
MBIA, Inc.                                    6,600         330,000          12,550         627,500           1,400          70,000
Metlife, Inc.                                 1,400          41,580           2,800          83,160              --              --
Muenchener Rueckversicherungs-
Gesellschaft AG (Germany)                    18,955       4,918,680          25,565       6,633,926           3,346         868,262
Muenchener Rueckversicherungs-
Gesellschaft AG 144A (Germany)                  400         103,797             900         233,543             100          25,949
Old Mutual PLC (United Kingdom)             230,780         397,631              --              --              --              --
PMI Group, Inc. (The)                         9,800         611,422          18,300       1,141,737           2,300         143,497
Presidential Life Corp.                      31,000         563,580          57,600       1,047,168              --              --
Prudential Corp. PLC (United Kingdom)        11,300         116,237              --              --          29,819         306,733
QBE Insurance Group, Ltd. (Australia)        31,000          87,931              --              --              --              --
Radian Group, Inc.                           51,632       1,987,832          95,822       3,689,147           8,100         311,850
Royal & Sun Alliance Insurance Group
PLC (United Kingdom)                         15,000          75,055              --              --              --              --
Samsung Fire & Marine Insurance
(South Korea)                                10,000         274,255              --              --              --              --
Sanlam, Ltd. (South Africa)               1,156,400       1,206,176              --              --              --              --
Scor SA (France)                              3,300         106,665              --              --              --              --
St. Paul Companies, Inc. (The)               18,000         741,960          34,700       1,430,334           3,200         131,904
Stancorp Financial Group                     11,300         546,920          20,900       1,011,560              --              --
State Auto Financial Corp.                   27,000         359,910          49,300         657,169              --              --
Sun Life Financial Services of
Canada, Inc. (Canada)                        49,612         995,381         109,223       2,191,375              --              --
Swiss Reinsurance Co. (Switzerland)          10,658       1,048,717              --              --              --              --
Torchmark Corp.                                 700          27,300           1,500          58,500              --              --
UnumProvident Corp.                          23,600         595,900          44,450       1,122,363           4,900         123,725
XL Capital, Ltd. Class A (Bermuda)           38,800       3,065,200          67,600       5,340,400          19,400       1,532,600
Zurich Financial Services AG (Switzerland)    1,145         234,187              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         60,163,114                      77,577,641                       7,980,836

Investment Banking/Brokerage                                   1.4%                            1.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
3i Group PLC (United Kingdom)                12,600         129,610              --              --              --              --
Amvescap PLC (United Kingdom)                90,784         971,204              --              --              --              --
Banca Fideuram SpA (Italy)                   47,800         282,022              --              --              --              --
Bear Stearns Companies, Inc. (The)           10,800         540,108          20,500       1,025,205           2,100         105,021
BlackRock, Inc. (NON)                        18,200         804,804          33,700       1,490,214              --              --
Charles Schwab Corp. (The)                    7,050          81,075          15,800         181,700              --              --
Federated Investors, Inc.                    39,200       1,160,320          72,900       2,157,840              --              --
Fortis (NL) NV (Netherlands)                 37,692         920,424              --              --              --              --
Franklin Resources, Inc.                        700          24,269           1,400          48,538              --              --
Goldman Sachs Group, Inc. (The)              24,814       1,770,479          46,900       3,346,315           5,350         381,723
JPMorgan Chase & Co.                         64,500       2,202,675         126,010       4,303,242          11,000         375,650
Julius Baer Holdings, Ltd. AG
Class B (Switzerland)                         3,230         962,464           6,310       1,880,231             800         238,381
Legg Mason, Inc.                                500          19,880           1,100          43,736              --              --
Lehman Brothers Holdings, Inc.               24,500       1,392,825          46,600       2,649,210           4,900         278,565
Mediolanum SpA (Italy)                       88,680         580,543              --              --              --              --
Merrill Lynch & Co., Inc.                    34,100       1,384,460          65,150       2,645,090           6,450         261,870
Mizuho Holdings, Inc. (Japan)                    82         316,762              --              --              --              --
MLP AG (Germany)                             10,702         638,243              --              --              --              --
Morgan Stanley Dean Witter & Co.             41,800       1,937,430          80,400       3,726,540           7,700         356,895
Nikko Securities Co., Ltd. (Japan)          385,000       2,046,565         622,000       3,306,399          79,000         419,945
Nomura Securites Co., Ltd. (Japan)           17,000         222,279              --              --              --              --
Orix Corp. (Japan)                           13,400       1,119,667           9,600         802,150           1,200         100,269
Samsung Securities Co., Ltd.
(South Korea) (NON)                          16,200         352,093              --              --              --              --
Stilwell Financial, Inc.                      2,000          39,000           4,200          81,900              --              --
Student Loan Corp.                            4,400         310,200           8,000         564,000              --              --
T Rowe Price Group, Inc.                        600          17,580           1,300          38,090              --              --
Van der Moolen Holding
NV (Netherlands)                             59,273       1,119,837              --              --              --              --
Yuanta Core Pacific
Securities Co. (Taiwan) (NON)               478,000         207,374              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         21,554,192                      28,290,400                       2,518,319

Leisure                                                        0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Brunswick Corp.                                 700          11,529           1,600          26,352              --              --
Gtech Holdings Corp. (NON)                   26,700         922,218          49,300       1,702,822              --              --
Harley-Davidson, Inc.                        41,538       1,682,289          78,100       3,163,050           9,200         372,600
Shimano, Inc. (Japan)                        17,800         224,368              --              --              --              --
Winnebago Industries, Inc.                   10,600         227,370          19,700         422,565              --              --
                                                     --------------                  --------------                  --------------
                                                          3,067,774                       5,314,789                         372,600

Lodging/Tourism                                                0.5%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Accor SA (France)                            49,164       1,396,631          40,660       1,155,053           5,200         147,720
Airtours PLC (United Kingdom)               256,480         605,863              --              --              --              --
Airtours PLC 144A (United Kingdom)           28,400          67,087              --              --              --              --
Four Seasons Hotels, Inc. (Canada)           22,700         850,569              --              --              --              --
Genting Berhad (Malaysia)                    37,000          89,910              --              --              --              --
Hilton Hotels Corp.                           2,200          17,270           4,800          37,680              --              --
Host Marriott Corp.                           3,600          25,380           7,900          55,695              --              --
Marriott International, Inc. Class A         28,100         938,540          52,850       1,765,190           6,100         203,740
Orient-Express Hotels, Ltd.
Class A (Bermuda) (NON)                      85,819       1,202,324              --              --              --              --
P&O Princess Cruises PLC
(United Kingdom)                            410,911       1,354,097              --              --              --              --
Resorts World Berhad (Malaysia)             101,000         155,487              --              --              --              --
Royal Caribbean Cruises, Ltd.                 1,000          10,730           2,000          21,460              --              --
Starwood Hotels & Resorts
Worldwide, Inc.                               2,000          44,000           4,400          96,800              --              --
Tanjong PLC (Malaysia)                      203,000         464,763              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          7,222,651                       3,131,878                         351,460

Machinery                                                      0.4%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Alstom (France)                              26,999         412,496          47,330         723,117           6,091          93,059
Applied Industrial Technologies, Inc.        10,100         170,589          18,800         317,532              --              --
Atlas Copco AB Class B (Sweden)              31,541         517,672              --              --              --              --
Caterpillar, Inc.                             1,500          67,200           3,300         147,840              --              --
FLIR Systems, Inc. (NON)                      5,203         213,479           9,612         394,380              --              --
FSI International, Inc. (NON)                25,000         249,000          46,000         458,160              --              --
Fuji Machine Manufacturing
Co., Ltd. (Japan)                            39,500         540,687              --              --              --              --
Gardner Denver, Inc. (NON)                   16,000         355,200          29,200         648,240              --              --
Hyundai Mobis (South Korea)                  19,000         160,390              --              --              --              --
Ingersoll-Rand Co.                            1,600          54,080           3,600         121,680              --              --
Kurita Water Industries, Ltd. (Japan)        17,000         207,004              --              --              --              --
Milacron, Inc.                               10,800         129,168          19,700         235,612              --              --
NACCO Industries, Inc. Class A                5,100         284,325           9,400         524,050              --              --
NEG Micon A/S (Denmark) (NON)                 1,100          29,646              --              --              --              --
Parker-Hannifin Corp.                        20,000         686,000          37,200       1,275,960           4,500         154,350
Samsung Heavy Industries
(South Korea) (NON)                          92,800         263,725              --              --              --              --
Sandvik AB (Sweden)                          50,394         912,173         103,680       1,876,693          15,554         281,540
Tecumseh Products Co. Class A                 7,000         318,710          12,900         587,337              --              --
                                                     --------------                  --------------                  --------------
                                                          5,571,544                       7,310,601                         528,949

Manufacturing                                                  0.3%                            0.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
BBA Group PLC (United Kingdom)               55,214         181,747              --              --              --              --
Danaher Corp.                                   200           9,436             400          18,872              --              --
Diebold, Inc.                                   600          22,860           1,300          49,530              --              --
Hyundai Heavy Industries (South Korea)       34,160         592,385              --              --              --              --
Illinois Tool Works, Inc.                     8,700         470,757          16,600         898,226           1,850         100,104
IMI PLC (United Kingdom)                    324,215       1,095,798              --              --              --              --
Kaman Corp.                                  21,700         287,308          40,400         534,896              --              --
Mettler-Toledo International, Inc.
(NON)                                         7,000         294,980          13,000         547,820              --              --
Pentair, Inc.                                15,800         486,166          53,100       1,633,887          17,700         544,629
Roper Industries, Inc.                        7,000         251,930          13,000         467,870              --              --
SKF AB Class B (Sweden)                       3,300          45,032              --              --              --              --
Stewart & Stevenson Services, Inc.           14,800         356,384          27,600         664,608              --              --
Teleflex, Inc.                                8,700         325,293          16,200         605,718              --              --
Tennant Co.                                   7,100         248,500          12,600         441,000              --              --
Tomkins PLC (United Kingdom)                 68,200         151,332              --              --              --              --
Zodiac SA (France)                            1,716         260,924              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          5,080,832                       5,862,427                         644,733

Media                                                          0.7%                            0.9%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc. (NON)                 198,885       6,583,094         379,600      12,564,760          39,100       1,294,210
EMI Group PLC (United Kingdom)               26,200          91,247              --              --              --              --
Fox Entertainment Group, Inc.
Class A (NON)                                30,377         580,201          56,700       1,082,970           6,600         126,060
Martha Stewart Living Omnimedia
Class A (NON)                                28,600         426,140          52,900         788,210              --              --
News Corp., Ltd. (The) (Australia)            8,500          51,994              --              --              --             --
News Corp., Ltd. (The) ADR (Australia)       61,420       1,480,222         121,791       2,935,163          22,649         545,841
Walt Disney Co. (The)                       125,977       2,345,692         238,469       4,440,293          26,422         491,978
                                                     --------------                  --------------                  --------------
                                                         11,558,590                      21,811,396                       2,458,089

Medical Services                                                --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc. (NON)         39,800         456,506          73,300         840,751              --              --

Medical Technology                                             1.1%                            1.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc. (NON)              1,200          28,680           2,600          62,140              --              --
Arrow International, Inc.                     6,050         225,665          11,000         410,300              --              --
Bausch & Lomb, Inc.                             600          16,980           1,300          36,790              --              --
Baxter International, Inc.                    6,000         330,300          13,200         726,660              --              --
Beckman Coulter, Inc.                         7,700         340,725          14,400         637,200              --              --
Becton, Dickinson and Co.                     2,400          88,800           5,300         196,100              --              --
Biomet, Inc.                                  2,550          74,588           5,625         164,531              --              --
Biosite Diagnostics, Inc. (NON)              11,100         268,731          20,600         498,726              --              --
Boston Scientific Corp. (NON)                 1,000          20,500           2,200          45,100              --              --
C.R. Bard, Inc.                                 600          30,846           1,300          66,833              --              --
Closure Medical Corp. (NON)                  12,100         232,925          22,400         431,200              --              --
Coloplast A/S (Denmark)                         500          33,994              --              --              --              --
Cytyc Corp. (NON)                            17,000         455,770          31,800         852,558              --              --
DENTSPLY International, Inc.                    600          27,564           1,300          59,722              --              --
Diagnostic Products Corp.                    32,200       1,359,484          59,400       2,507,868              --              --
Edwards Lifesciences Corp. (NON)             20,400         456,960          37,900         848,960              --              --
Haemonetics Corp. (NON)                      15,400         532,994          28,200         976,002              --              --
Intermagnetics General Corp. (NON)           26,904         625,787          49,760       1,157,418              --              --
Inverness Medical Technology, Inc.
(NON)                                         8,400         310,380          15,600         576,420              --              --
Lumenis, Ltd. (Israel) (NON)                 33,200         666,656              --              --              --              --
Medtronic, Inc.                              81,101       3,527,894         154,200       6,707,700          16,300         709,050
Mentor Corp.                                 47,700       1,206,810          87,700       2,218,810              --              --
Millipore Corp.                                 500          26,470           1,100          58,234              --              --
Ocular Sciences, Inc. (NON)                  33,300         674,325          61,600       1,247,400              --              --
ORATEC Interventions, Inc. (NON)             23,000         159,160          42,600         294,792              --              --
Pall Corp.                                   27,100         527,095          48,800         949,160           6,000         116,700
PolyMedica Corp. (NON)                       10,400         158,808          19,200         293,184              --              --
Possis Medical, Inc. (NON)                   37,900         443,449          69,800         816,695              --              --
Respironics, Inc. (NON)                       6,300         224,028          11,700         416,052              --              --
Smith & Nephew PLC (United Kingdom)           2,000          10,140              --              --              --              --
SRI/Surgical Express, Inc. (NON)             20,300         603,925          37,300       1,109,675              --              --
SSL International PLC (United Kingdom)       57,200         418,176              --              --              --              --
St. Jude Medical, Inc. (NON)                    700          47,915           1,500         102,675              --              --
Stryker Corp.                                 2,700         142,830           5,900         312,110              --              --
Sybron Dental Specialties, Inc. (NON)           400           7,440             866          16,108              --              --
Synthes-Stratec, Inc. (Switzerland)             100          65,598              --              --              --              --
Techne Corp. (NON)                            8,800         258,984          16,400         482,652              --              --
Varian Medical Systems, Inc. (NON)           10,200         654,330          18,850       1,209,228              --              --
Ventana Medical Systems, Inc. (NON)          17,900         365,876          33,100         676,564              --              --
Vidamed, Inc. (NON)                          24,900          95,118          46,000         175,720              --              --
Vital Signs, Inc.                             5,500         168,300          10,000         306,000              --              --
Zimmer Holdings, Inc. (NON)                  34,540         958,485          64,430       1,787,933           8,040         223,110
                                                     --------------                  --------------                  --------------
                                                         16,873,485                      29,435,220                       1,048,860

Metals                                                         0.9%                            0.5%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Alcan Aluminum, Ltd. (Canada)                11,141         334,477          24,491         735,273              --              --
Alcoa, Inc.                                   6,836         211,984          15,060         467,011              --              --
Allegheny Technologies, Inc.                  1,100          14,663           2,400          31,992              --              --
Anglo American Platinum Corp.
(South Africa)                               11,400         379,894              --              --              --              --
Anglo American PLC (United Kingdom)         136,712       1,643,353              --              --              --              --
BHP Billiton, Ltd. (Australia)              304,233       1,287,670         381,133       1,613,151          70,499         298,388
BHP Billiton PLC (United Kingdom)           151,600         623,216         294,300       1,209,846          37,400         153,749
Carpenter Technology Corp.                   15,000         333,750          27,500         611,875              --              --
China Steel Corp. (Taiwan)                  253,550          89,397              --              --              --              --
Companhia Vale do Rio Doce (CVRD)
ADR (Brazil)                                 31,100         618,890              --              --              --              --
Dofasco, Inc. (Canada)                       28,700         387,936              --              --              --              --
Falconbridge, Ltd. (Canada)                  39,400         374,169              --              --              --              --
Freeport-McMoRan Copper &
Gold, Inc. Class B (NON)                     40,400         443,996          77,500         851,725              --              --
Gerdau S.A. (Brazil)                         29,900         152,300              --              --              --              --
Impala Platinum Holdings, Ltd.
(South Africa)                                6,992         246,982              --              --              --              --
M.I.M. Holdings, Ltd. (Australia)         1,493,016         618,664              --              --              --              --
Massey Energy Co.                               600           8,790           1,300          19,045              --              --
Material Sciences Corp. (NON)                 8,400          69,720          17,100         141,930              --              --
NS Group, Inc. (NON)                         19,200         130,560          35,700         242,760              --              --
Nucor Corp.                                     700          27,790           1,500          59,550              --              --
OneSteel Ltd. (Australia)                     5,000           2,245              --              --              --              --
Pechiney SA Class A (France)                 15,738         594,672              --              --              --              --
Pohang Iron & Steel Company, Ltd.
(South Korea)                                 5,320         327,979             680          41,922              --              --
Pohang Iron & Steel Company, Ltd.
ADR (South Korea)                            38,540         605,078          49,758         781,201              --              --
Quanex Corp.                                 30,200         697,620          56,200       1,298,220              --              --
Reliance Steel & Aluminum Co.                10,600         251,856          19,800         470,448              --              --
Rio Tinto, Ltd. (Australia)                 106,457       1,641,101          66,121       1,019,297           8,755         134,964
Rio Tinto PLC (United Kingdom)               59,660         938,073          75,058       1,180,186          10,085         158,573
Ryerson Tull, Inc.                           19,100         239,705          35,600         446,780              --              --
Stillwater Mining Co. (NON)                  21,400         430,568          39,600         796,752              --              --
Usinor SA (France)                           20,000         160,248              --              --              --              --
Worthington Industries , Inc.                39,200         441,000          72,800         819,000              --              --
Yanzhou Coal Mining Co., Ltd.
(Hong Kong)                                 714,000         215,132              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         14,543,478                      12,837,964                         745,674

Natural Gas Utilities                                          0.3%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                          11,800         235,646          22,500         449,325              --              --
Atmos Energy Corp.                            8,600         185,760          15,800         341,280              --              --
CENTRICA PLC (United Kingdom)                 4,125          12,911              --              --              --              --
Dynegy, Inc.                                  3,000         103,950           6,600         228,690              --              --
El Paso Corp.                                 8,937         371,332          18,166         754,797             900          37,395
Enron Corp.                                  47,900       1,304,317          91,700       2,496,789           9,400         255,962
Hong Kong and China Gas Co., Ltd.
(Hong Kong)                                 441,280         551,642         529,600         662,051          60,600          75,756
KeySpan Corp.                                 1,000          33,240           2,200          73,128              --              --
National Fuel Gas Co.                        11,600         267,148          21,500         495,145           2,800          64,484
NiSource, Inc.                                1,300          30,303           2,800          65,268              --              --
Sempra Energy                                 2,000          49,500           4,400         108,900              --              --
Southwestern Energy Co. (NON)                34,500         408,825          64,100         759,585              --              --
Tokyo Gas Co., Ltd. (Japan)                 108,000         355,526         210,000         691,300          27,000          88,881
Williams Companies, Inc. (The)               14,429         393,912          27,461         749,685           3,200          87,360
                                                     --------------                  --------------                  --------------
                                                          4,304,012                       7,875,943                         609,838

Office Equipment & Supplies                                    0.3%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Canon,Inc. (Japan)                           89,000       2,443,987          62,000       1,702,553           8,000         219,684
Global Imaging Systems, Inc. (NON)           39,000         673,140          71,800       1,239,268              --              --
HON Industries, Inc.                          7,900         173,484          14,700         322,812              --              --
Reynolds and Reynolds Co. (The)
Class A                                         800          18,640           1,800          41,940              --              --
Standard Register Co. (The)                  47,400         687,300          88,000       1,276,000              --              --
Steelcase, Inc.                               1,500          18,855           3,300          41,481              --              --
Wallace Computer Services, Inc.              40,300         640,770          71,600       1,138,440              --              --
                                                     --------------                  --------------                  --------------
                                                          4,656,176                       5,762,494                         219,684

Oil & Gas                                                      4.3%                            3.5%                            0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp.                            1,100          69,850           2,400         152,400              --              --
Anadarko Petroleum Corp.                      3,800         182,704           8,685         417,575              --              --
BG PLC (United Kingdom)                     129,000         497,136              --              --              --              --
BP PLC (United Kingdom)                     851,904       7,035,526         239,800       1,980,410          66,694         550,798
Brown (Tom), Inc. (NON)                       5,600         117,040          10,300         215,270              --              --
Burlington Resources, Inc.                    2,300          78,683           5,100         174,471              --              --
Cabot Oil & Gas Corp. Class A                 8,100         161,595          14,900         297,255              --              --
Chevron, Inc.                                24,000       2,034,000          46,600       3,949,350           4,400         372,900
CNOOC, Ltd. (Hong Kong)                     293,500         293,523              --              --              --              --
Conoco, Inc. Class A                         40,300       1,024,829          80,400       2,044,572           5,600         142,408
Conoco, Inc. Class B                         31,700         803,278          61,446       1,557,042           5,500         139,370
Devon Energy Corp.                            9,500         326,800          17,500         602,000           2,300          79,120
ENI SpA (Italy)                             300,313       3,726,906              --              --          17,257         214,161
Exco Resources, Inc. (NON)                    8,000         120,000          14,600         219,000              --              --
Exxon Mobil Corp.                           209,800       8,266,120         407,952      16,073,309          36,230       1,427,462
Frontier Oil Corp.                           29,600         507,640          54,800         939,820              --              --
Houston Exploration Co. (NON)                12,000         297,600          22,200         550,560              --              --
KEY Production Company, Inc. (NON)            7,700          88,935          14,300         165,165              --              --
Louis Dreyfus Natural Gas Corp. (NON)        16,000         622,400          29,600       1,151,440              --              --
Lukoil ADR (Russia)                           9,900         435,600              --              --              --              --
Mitchell Energy & Development Corp.
Class A                                       7,700         385,924          14,000         701,680              --              --
Newfield Exploration Co. (NON)                8,800         256,960          16,100         470,120              --              --
Occidental Petroleum Corp.                    4,600         111,964          10,100         245,834              --              --
Patina Oul & Gas Corp.                        6,900         158,700          12,800         294,400              --              --
PetroChina Co., Ltd. (Hong Kong)          1,582,000         302,226              --              --              --              --
Petroleo Brasileiro S.A. - Sao Paulo
Exchange (Brazil)                            14,608         280,671              --              --              --              --
Petroleo Brasileiro S.A. ADR (Brazil.)       64,450       1,237,440              --              --              --              --
Petroleo Brasileiro S.A. ADR (Brazil)        62,131       1,227,087          73,682       1,455,220              --              --
Phillips Petroleum Co.                       26,460       1,427,252          49,740       2,682,976           5,680         306,379
Pogo Producing Co.                            8,000         188,000          14,900         350,150              --              --
PTT Exploration & Production
Public Co., Ltd. (Thailand)                  86,800         214,755              --              --              --              --
Range Resources Corp. (NON)                  49,200         233,700          89,900         427,025              --              --
Repsol S.A. (Spain)                          11,500         165,438              --              --              --              --
Royal Dutch Petroleum Co.
(Netherlands)                                55,993       2,815,205              --              --              --              --
Royal Dutch Petroleum Co.
ADR (Netherlands)                            50,800       2,552,700          92,200       4,633,050          11,900         597,975
Shell Transport & Trading Co. PLC
(United Kingdom)                          1,096,362       8,216,630       1,911,506      14,325,686         245,203       1,837,662
St. Mary Land & Exploration Co.               6,800         108,324          12,600         200,718              --              --
Suncor Energy, Inc. (Canada)                 70,043       1,951,182          78,888       2,197,576              --              --
Surgutneftegaz ADR (Russia)                  81,700         898,700              --              --              --              --
Texaco, Inc.                                  3,300         214,500           7,300         474,500              --              --
TotalFinaElf SA Class B (France)             94,158      12,645,302         129,290      17,363,485          16,361       2,197,262
TotalFinaElf SA ADR (France)                 31,000       2,094,050          44,400       2,999,220           5,700         385,035
Ultramar Diamond Shamrock Corp.               1,000          47,940           2,200         105,468              --              --
Universal Compression Holdings, Inc.
(NON)                                         9,700         218,250          18,000         405,000              --              --
Unocal Corp.                                 39,700       1,290,250          75,500       2,453,750           8,000         260,000
USX-Marathon Group                           30,900         826,575          59,800       1,599,650           5,500         147,125
Vintage Petroleum, Inc.                      14,200         225,070          25,900         410,515              --              --
XTO Energy, Inc.                             53,325         743,884          98,650       1,376,168              --              --
YUKOS Oil Co. (Russia) (NON)                199,700         643,034              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         68,371,878                      85,661,830                       8,657,657

Paper & Forest Products                                        0.8%                            0.6%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. - Toronto
Exhange (Canada)                            208,812       1,320,691              --              --              --              --
Abitibi-Consolidated, Inc. (Canada)         168,100       1,072,478         314,600       2,007,148          39,900         254,562
Albany International Corp. (NON)             21,500         321,640          39,300         587,928              --              --
Aracruz Celulose S.A. ADR (Brazil)           10,610         157,559              --              --              --              --
Aracruz Celulose S.A. ADR - Sao
Paulo Exchange (Brazil)                      62,400          93,016              --              --              --              --
Bemis Company, Inc.                             300          11,955             700          27,895              --              --
Boise Cascade Corp.                          18,200         536,900          33,850         998,575           4,300         126,850
Bowater, Inc.                                   400          17,608             900          39,618              --              --
Compania de Petroleos de Chile
SA (COPEC) (Chile)                          136,500         388,766              --              --              --              --
Georgia-Pacific Group                         2,484          71,514           5,495         158,201              --              --
International Paper Co.                      22,665         788,742          44,010       1,531,548           4,500         156,600
Jefferson Smurfit Group PLC (Ireland)       168,000         293,597              --              --              --              --
Kadent, Inc. (NON)                               61             787             134           1,729              --              --
Mead Corp.                                    1,200          33,216           2,600          71,968              --              --
Norske Skogindustrier ASA
144A (Norway)                                41,400         616,530              --              --              --              --
Norske Skogindustrier ASA (Norway)           15,300         227,848              --              --              --              --
Owens-Illinois, Inc. (NON)                   47,000         189,410          88,300         355,849           2,000           8,060
P.H. Glatfelter Co.                          17,000         260,270          31,100         476,141              --              --
Sappi, Ltd. (South Africa)                  104,444         900,289              --              --              --              --
Sealed Air Corp. (NON)                          900          32,841           2,000          72,980              --              --
Smurfit-Stone Container Corp. (NON)          65,000         859,950         126,300       1,670,949          11,500         152,145
Sonoco Products Co.                          40,700         956,450          75,500       1,774,250           9,700         227,950
Stora Enso OYJ Class R (Finland)            103,295       1,152,114         202,089       2,254,025          25,990         289,883
Svenska Cellulosa AB SCA
Class B (Sweden)                              6,800         147,958              --              --              --              --
Temple Inland, Inc.                             400          18,996             900          42,741              --              --
Uni-Charm Corp. (Japan)                       1,700          48,682              --              --              --              --
UPM-Kymmene OYJ (Finland)                    37,910       1,080,384              --              --              --              --
Weyerhaeuser Co.                             13,500         657,585          26,800       1,305,428           2,300         112,033
Willamette Industries, Inc.                     800          35,992           1,800          80,982              --              --
                                                     --------------                  --------------                  --------------
                                                         12,293,768                      13,457,955                       1,328,083

Pharmaceuticals                                                6.6%                            6.2%                            1.7%
-----------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                          32,800       1,700,680          66,200       3,432,470           4,400         228,140
Allergan, Inc.                               13,100         868,530          24,700       1,637,610           2,800         185,640
American Home Products Corp.                 74,000       4,310,500         140,500       8,184,125          15,300         891,225
Andrx Group (NON)                            15,400         999,768          28,400       1,843,728           3,750         243,450
AstraZeneca PLC (United Kingdom)            242,561      11,281,433         313,802      14,594,829          40,161       1,867,875
AstraZeneca PLC - Stockholm
Exchange (United Kingdom)                     9,400         431,100              --              --              --              --
AstraZeneca PLC ADR (United Kingdom)          1,500          70,050           3,500         163,450              --              --
Aventis SA (France)                          56,285       4,268,916          52,245       3,962,504           6,637         503,381
Barr Laboratories, Inc. (NON)                 8,300         656,198          15,400       1,217,524              --              --
Bayer AG (Germany)                            8,300         235,027              --              --              --              --
Bristol-Myers Squibb Co.                     39,400       2,189,064          78,600       4,367,016           5,400         300,024
Cambrex Corp.                                 8,100         271,593          14,900         499,597              --              --
Chugai Pharmaceutical Co., Ltd. (Japan)      51,000         793,609              --              --              --              --
Cima Labs, Inc. (NON)                         3,400         206,550           6,300         382,725              --              --
Daiichi Pharmaceutical Co., Ltd.
(Japan)                                       5,000         104,971              --              --              --              --
Dr. Reddy's Laboratories ADR (India)
(NON)                                         7,198         160,156              --              --              --              --
Egis Rt (Hungary)                            13,300         552,769              --              --              --              --
Eisai Co., Ltd. (Japan)                      12,000         291,233              --              --              --              --
Elan Corp. PLC (Ireland) (NON)               33,832       1,678,820          75,504       3,746,678           9,557         474,240
Elan Corp. PLC ADR (Ireland) (NON)            6,600         319,770          22,445       1,087,460          17,125         829,706
Enzon, Inc. (NON)                            32,000       1,632,000          59,000       3,009,000           4,500         229,500
Forest Laboratories, Inc. (NON)               1,200          86,568           2,600         187,564              --              --
Fujisawa Pharmaceutical Co. (Japan)          11,000         250,798              --              --              --              --
Gedeon Richter Rt (Hungary)                   8,651         482,318              --              --              --              --
GlaxoSmithKline PLC (United Kingdom)        348,541       9,833,875         398,292      11,237,570          50,376       1,421,329
H. Lundbeck A/S (Denmark)                     2,300          53,534              --              --              --              --
IVAX Corp. (NON)                             19,500         432,315          36,212         802,820              --              --
Johnson & Johnson                           136,672       7,571,629         261,688      14,497,515          26,510       1,468,654
K-V Pharamceuticals Co. (NON)                 4,700         138,180           8,700         255,780              --              --
King Pharmaceuticals, Inc. (NON)             29,233       1,226,324          54,633       2,291,854           6,599         276,828
Kos Pharmaceuticals, Inc. (NON)              16,200         451,170          29,900         832,715              --              --
Lilly (Eli) & Co.                            52,100       4,204,470          98,724       7,967,027          10,600         855,420
Merck & Co., Inc.                            82,700       5,507,820         161,950      10,785,870          14,600         972,360
Merck KGaA (Germany)                          7,775         279,626              --              --              --              --
Mylan Laboratories, Inc.                        800          26,096           1,800          58,716              --              --
Novartis AG (Switzerland)                    74,450       2,916,446          73,600       2,883,149           9,400         368,228
Novo-Nordisk A/S (Denmark)                    5,400         224,253              --              --              --              --
Perrigo Co. (NON)                           214,100       3,243,615         395,500       5,991,825              --              --
Pfizer, Inc.                                259,375      10,400,938         497,325      19,942,733          50,060       2,007,406
Pharmacia Corp.                              33,800       1,370,928          67,034       2,718,899           5,500         223,080
Pharmacia Corp. - Stockholm Echange           4,288         171,520              --              --              --              --
Ranbaxy Laboratories, Ltd. (India)           18,918         257,431              --              --              --              --
Roche Holdings AG (Switzerland)               3,500         251,253              --              --              --              --
Sankyo Co., Ltd. (Japan)                    140,000       2,474,807         115,000       2,032,877          16,000         282,835
Sanofi-Synthelabo SA (France)               129,100       8,404,507         160,378      10,440,728          20,158       1,312,301
Schering Corp. (Germany)                      2,709         134,427              --              --              --              --
Schering-Plough Corp.                       151,100       5,605,810         283,700      10,525,270          32,900       1,220,590
Sepracor, Inc. (NON)                            500          17,950           1,100          39,490              --              --
Shionogi & Co., Ltd. (Japan)                 41,000         771,246          65,000       1,222,707           9,000         169,298
Takeda Chemical Industries (Japan)           30,000       1,385,623              --              --              --              --
Taro Pharmaceuticals Industries
(Israel) (NON)                                7,200         253,152              --              --              --              --
Teva Pharmaceutical Industries, Ltd.
ADR (Israel)                                 13,400         810,030              --              --              --              --
Welfide Corp. (Japan)                        80,000         953,981              --              --              --              --
Yamanouchi Pharmaceutical
Co., Ltd. (Japan)                            14,000         376,218              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                        103,591,595                     152,843,825                      16,331,510

Photography/Imaging                                            0.2%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
BMC Industries, Inc.                         41,600          84,864          77,400         157,896              --              --
Eastman Kodak Co.                             3,100         100,843           6,700         217,951              --              --
Ikon Office Solutions, Inc.                  80,100         618,372         148,800       1,148,736              --              --
Imation Corp. (NON)                          30,200         631,180          56,000       1,170,400              --              --
Olympus Optical Co., Ltd. (Japan)            79,000       1,111,228              --              --              --              --
Ricoh Co., Ltd. (Japan)                      59,000         888,865              --              --              --              --
Xerox Corp.                                   5,000          38,750          11,300          87,575              --              --
                                                     --------------                  --------------                  --------------
                                                          3,474,102                       2,782,558                              --

Power Producers                                                 --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
AES Corp. (NON)                               1,700          21,794           3,700          47,434              --              --
Aquila, Inc. (NON)                              800          17,440           1,900          41,420              --              --
Centrais Geradoras do Sul do Brasil
S.A. (Brazil)                                 5,371           5,935              --              --              --              --
Mirant Corp. (NON)                            3,653          80,001           7,324         160,396              --              --
                                                     --------------                  --------------                  --------------
                                                            125,170                         249,250                              --

Publishing                                                     0.5%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Dai Nippon Printing Co., Ltd. (Japan)        36,000         361,874              --              --              --              --
EMAP PLC (United Kingdom)                     1,600          12,696              --              --              --              --
Eniro AB (Sweden) (NON)                     131,958         952,944              --              --              --              --
Eniro AB 144A (Sweden) (NON)                  5,000          36,108              --              --              --              --
Kadokawa Shoten Publishing
Co., Ltd. (Japan)                             3,300          52,848              --              --              --              --
Knight-Ridder, Inc.                             800          44,680           1,900         106,115              --              --
McGraw-Hill Companies, Inc. (The)             1,500          87,300           3,300         192,060              --              --
New York Times Co. (The) Class A              1,000          39,030           2,100          81,963              --              --
Pearson PLC (United Kingdom)                 13,800         147,835              --              --              --              --
Quebecor World, Inc. (Canada)                67,280       1,686,792              --              --              --              --
Reader's Digest Association, Inc.
(The) Class A                                   400           7,356             700          12,873              --              --
Scholastic Corp. (NON)                       21,200         922,200          39,250       1,707,375              --              --
Singapore Press Holdings,
Ltd. (Singapore)                             54,300         485,810         108,000         966,251          13,000         116,308
Tribune Co.                                  17,400         546,360          32,450       1,018,930           3,900         122,460
Trinity Mirror PLC (United Kingdom)         219,427       1,119,456              --              --              --              --
United Business Media PLC
(United Kingdom)                             61,167         339,765         127,407         707,709          16,241          90,214
VNU NV (Netherlands)                         16,705         470,746          37,153       1,046,971           4,727         133,207
Wolters Kluwer NV (Netherlands)              24,884         551,469          48,025       1,064,309           6,821         151,164
                                                     --------------                  --------------                  --------------
                                                          7,865,269                       6,904,556                         613,353

Railroads                                                      0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.            4,900         131,075          10,800         288,900              --              --
CSX Corp.                                     4,100         129,150           9,000         283,500              --              --
East Japan Railway Co. (Japan)                   49         295,860              --              --              --              --
GATX Corp.                                      600          20,184           1,300          43,732              --              --
Kansas City Southern Industries, Inc.
(NON)                                           450           5,400             950          11,400              --              --
Union Pacific Corp.                          41,100       1,927,590          76,100       3,569,090           9,300         436,170
                                                     --------------                  --------------                  --------------
                                                          2,509,259                       4,196,622                         436,170

Real Estate                                                    0.6%                            0.7%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Alexandria Real Estate Equities               4,800         189,360           8,800         347,160              --              --
Apartment Investment &
Management Co. Class A (R)                      500          22,630           1,100          49,786              --              --
Avalonbay Communities, Inc. (R)                 500          23,875           1,100          52,525              --              --
Boston Properties, Inc. (R)                  22,100         842,673          40,900       1,559,517           5,200         198,276
Cheung Kong Holdings, Ltd.
(Hong Kong)                                 264,476       2,060,020         520,000       4,050,312          67,000         521,867
China Resources Beijing Land
(Hong Kong)                               1,105,000         262,104              --              --              --              --
Duke Realty Investments, Inc.(R)                800          18,952           1,800          42,642              --              --
Equity Office Properties Trust (R)           51,797       1,657,504          97,244       3,111,808          11,100         355,200
Equity Residential Properties Trust(R)       50,492       2,948,733          93,880       5,482,592          11,398         665,643
Henderson Land Development
Co., Ltd. (Hong Kong) (R)                    53,000         173,622              --              --              --              --
Keppel Land, Ltd. (Singapore)                33,000          25,227              --              --              --              --
LNR Property Corp.                           22,200         664,890          40,500       1,212,975              --              --
Meritage Corp. (NON)                         15,500         573,500          28,600       1,058,200              --              --
Mills Corp.                                   5,900         126,142          10,800         230,904              --              --
Security Capital Group, Inc. Class B
(NON)                                         2,000          37,420           3,700          69,227              --              --
Sun Hung Kai Properties, Ltd.
(Hong Kong)                                  36,000         229,402              --              --              --              --
Vornado Realty Trust (R)                      1,500          59,550           3,500         138,950              --              --
                                                     --------------                  --------------                  --------------
                                                          9,915,604                      17,406,598                       1,740,986

Regional Bells                                                 0.9%                            1.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
BellSouth Corp.                              77,600       3,224,280         150,500       6,253,275          15,000         623,250
SBC Communications, Inc.                    120,100       5,659,112         234,850      11,066,132          21,500       1,013,080
Verizon Communications, Inc.                111,836       6,051,446         217,024      11,743,169          21,300       1,152,543
                                                     --------------                  --------------                  --------------
                                                         14,934,838                      29,062,576                       2,788,873

Restaurants                                                    0.4%                            0.4%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. (NON)                           150               2              --              --              --              --
CBRL Group, Inc.                             51,100       1,122,667          93,400       2,051,998              --              --
Darden Restaurants, Inc.                     39,000       1,023,750          73,100       1,918,875           8,300         217,875
Granada PLC (United Kingdom)                440,792         602,402              --              --              --              --
McDonald's Corp.                             62,800       1,704,392         119,500       3,243,230          12,900         350,106
Outback Steakhouse, Inc. (NON)                  600          15,366           1,400          35,854              --              --
Panera Bread Co. (NON)                        3,400         118,966           6,400         223,936              --              --
Starbucks Corp. (NON)                        52,000         776,880          95,400       1,425,276          12,400         185,256
Tricon Global Restaurants, Inc. (NON)         7,100         278,462          13,750         539,275           1,200          47,064
Wendy's International, Inc.                   1,200          31,980           2,600          69,290              --              --
                                                     --------------                  --------------                  --------------
                                                          5,674,867                       9,507,734                         800,301

Retail                                                         3.0%                            3.1%                            0.6%
-----------------------------------------------------------------------------------------------------------------------------------
1-800-FLOWERS. COM, Inc. (NON)               32,600         393,156          60,000         723,600              --              --
99 Cents Only Stores (NON)                   23,362         755,761          42,900       1,387,815           5,600         181,160
Aaron Rents, Inc.                            14,100         218,550          26,200         406,100              --              --
Albertsons, Inc.                             24,500         781,060          49,300       1,571,684           3,800         121,144
American Eagle Outfitters, Inc. (NON)        11,700         232,830          21,700         431,830              --              --
AutoZone, Inc. (NON)                         16,600         860,876          30,800       1,597,288           3,700         191,882
Bed Bath & Beyond, Inc. (NON)                43,300       1,103,392          79,900       2,034,254          10,200         259,692
Best Buy Co., Inc. (NON)                        800          36,360           1,700          77,265              --              --
BJ's Wholesale Club, Inc. (NON)               1,900          90,459           4,200         199,962              --              --
Blockbuster, Inc. Class A                   122,200       2,676,180         226,400       4,958,160              --              --
Bulgari SpA (Italy)                           2,100          15,602              --              --              --              --
Burlington Coat Factory
Warehouse Corp.                              53,400         752,940          97,700       1,377,570              --              --
Carrefour Supermarche SA (France)             8,720         420,003              --              --              --              --
Castorama Dubois Investissement
SA (France)                                  13,128         609,605              --              --              --              --
Chico's FAS, Inc. (NON)                      18,250         429,788          33,500         788,925              --              --
Circuit City Stores-Circuit City Group          500           6,000           1,100          13,200              --              --
Columbia Sportswear Co. (NON)                11,550         256,410          21,350         473,970              --              --
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR (Brazil)             10,100         126,250              --              --              --              --
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar (Brazil)                  3,200          39,850              --              --              --              --
CVS Corp.                                     8,000         265,600          15,400         511,280           1,500          49,800
Dillards, Inc. Class A                       15,300         201,501          28,100         370,077              --              --
Dixons Group PLC (United Kingdom)            53,600         145,125              --              --              --              --
Dollar Tree Stores, Inc. (NON)                  700          13,223           1,500          28,335              --              --
Esprit Holdings, Ltd. (Hong Kong)           428,000         406,083              --              --              --              --
Expedia, Inc. Class A (NON)                  16,600         403,214          30,700         745,703              --              --
Family Dollar Stores, Inc.                    1,000          27,520           2,200          60,544              --              --
Fast Retailing Co., Ltd. (Japan)              8,500         955,786           4,900         550,983             600          67,467
Fastenal Co.                                    500          28,490           1,100          62,678              --              --
Federated Department Stores, Inc.
(NON)                                        28,700         809,340          54,300       1,531,260           5,800         163,560
Fleming Companies, Inc.                      25,500         752,250          47,400       1,398,300              --              --
Fred's, Inc. Class A                          7,500         196,500          13,900         364,180              --              --
Great Atlantic & Pacific Tea Co.             17,700         253,287          32,900         470,799              --              --
Gucci Group NV (Netherlands)                 14,475       1,183,766          32,210       2,634,134           4,101         335,380
GUS PLC (United Kingdom)                    161,260       1,279,646              --              --              --              --
Home Depot, Inc. (The)                       13,200         506,484          29,100       1,116,567              --              --
HomeStore.com, Inc. (NON)                    26,900         205,785          49,500         378,675           6,500          49,725
Intimate Brands, Inc.                        13,500         121,500          30,800         277,200              --             --
J. Jill Group, Inc. (NON)                     5,400          67,500          10,000         125,000              --              --
Jones Apparel Group, Inc. (NON)               1,500          38,235           3,300          84,117              --              --
K mart Corp. (NON)                            2,000          13,980           4,400          30,756              --              --
Kingfisher Leisure PLC (United Kingdom)       7,454          33,956              --              --              --              --
Kohls Corp. (NON)                            36,318       1,743,264          67,100       3,220,800           8,800         422,400
Kojima Co., Ltd. (Japan)                      5,500          65,586              --              --              --              --
Koninklijke Ahold NV (Netherlands)           10,090         280,202              --              --              --              --
Kroger Co. (NON)                             51,800       1,276,352         100,000       2,464,000           9,700         239,008
La Rinascente SpA (Italy)                     3,300          11,808              --              --              --              --
Lands' End, Inc. (NON)                       10,000         289,000          18,600         537,540              --              --
Limited, Inc. (The)                          62,900         597,550         117,600       1,117,200          13,900         132,050
Longs Drug Stores, Inc.                      31,000         843,200          57,500       1,564,000              --              --
Lowe's Companies, Inc.                       48,209       1,525,815          94,000       2,975,100           8,460         267,759
Marks & Spencer PLC (United Kingdom)         20,900          78,317              --              --              --              --
May Department Stores Co.                    18,100         525,262          33,950         985,229           4,000         116,080
Metro AG (Germany)                           26,561         870,616          49,618       1,626,379           6,300         206,501
Next PLC (United Kingdom)                     8,200         107,847              --              --              --              --
Office Depot, Inc. (NON)                     58,200         791,520         110,300       1,500,080          11,900         161,840
OfficeMax, Inc. (NON)                        36,900         112,545          69,200         211,060              --              --
Pathmark Stores, Inc. (NON)                  16,200         385,560          30,100         716,380              --              --
Penney (J.C.) Co., Inc.                       5,300         116,070          11,700         256,230              --              --
Pep Boys (The)-Manny, Moe, & Mack            37,500         414,375          69,600         769,080              --              --
PETsMART, Inc. (NON)                        255,400       1,798,016         473,100       3,330,624              --              --
President Chain Store Corp. (Taiwan)        127,769         242,858              --              --              --              --
Priceline.com, Inc. (NON)                    42,500         161,075          78,600         297,894              --              --
Regis Corp.                                   9,200         192,832          16,900         354,224              --              --
Rent-A-Center, Inc. (NON)                    23,900         555,675          44,000       1,023,000              --              --
Rite Aid Corp. (NON)                        109,035         841,750         324,522       2,505,310         121,082         934,753
Rite Aid Corp. (Private) (NON)               34,100         263,252          88,300         681,676          27,100         209,212
Ross Stores, Inc.                             1,300          38,025           2,900          84,825              --              --
Ruddick Corp.                                17,100         261,630          31,200         477,360              --              --
Safeway, Inc. (NON)                           4,000         158,880           8,800         349,536              --              --
Saks, Inc. (NON)                              4,100          20,500           8,900          44,500              --              --
Sears, Roebuck & Co.                          9,400         325,616          20,700         717,048              --              --
Seven-Eleven Japan Co., Ltd. (Japan)          2,000          80,954              --              --              --              --
Shinsegae Department Store
(South Korea)                                 4,000         281,131              --              --              --              --
ShopKo Stores, Inc. (NON)                    27,500         227,975          51,100         423,619              --              --
Signet Group PLC (United Kingdom)           771,856         703,230              --              --              --              --
Spiegel, Inc. Class A                        26,500         186,825          49,300         347,565              --              --
Staples, Inc. (NON)                          11,900         158,865          26,200         349,770              --              --
SUPERVALU, Inc.                               3,600          72,828           7,900         159,817              --              --
Talbots, Inc. (The)                          45,694       1,025,830          84,400       1,894,780          10,800         242,460
Target Corp.                                  3,700         117,475           8,200         260,350              --              --
Ticketmaster Class B (NON)                   25,100         259,785          46,100         477,135              --              --
Tiffany & Co.                                   900          19,485           2,000          43,300              --              --
TJX Companies, Inc. (The)                    39,100       1,286,390          74,750       2,459,275           7,600         250,040
Venator Group, Inc. (NON)                    49,812         759,633          91,600       1,396,900          12,200         186,050
Vendex International NV (Netherlands)        62,494         458,051              --              --              --              --
Wal-Mart Stores, Inc.                       108,700       5,380,650         206,900      10,241,550          21,750       1,076,625
Walgreen Co.                                  4,400         151,492           9,700         333,971              --              --
Walmart de Mexico/Mexico City
(Mexico)                                    286,900         600,173              --              --              --              --
Walmart de Mexico/Mexico City
Class C (Mexico)                            180,500         341,712              --              --              --              --
Weiss Markets, Inc.                           4,700         130,660           8,800         244,640              --              --
Weston, Ltd. (George) (Canada)                  375          24,632              --              --              --              --
Wet Seal, Inc. (The) (NON)                   70,200       1,292,382         129,900       2,391,459              --              --
Whole Foods Market, Inc. (NON)                1,000          31,410           2,200          69,102              --              --
Wild Oats Markets, Inc. (NON)                61,100         485,134         113,100         898,014              --              --
Woolworths, Ltd. (United Kingdom)             8,200           3,826              --              --              --              --
Woolworths, Ltd. (Australia)                 15,634          91,390              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         46,780,759                      76,582,533                       5,864,588

Schools                                                        0.1%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Career Education Corp. (NON)                  6,700         368,500          12,400         682,000              --              --
Education Management Corp. (NON)              7,500         227,700          13,900         422,004              --              --
MemberWorks, Inc. (NON)                      16,200         333,234          30,000         617,100              --              --
                                                     --------------                  --------------                  --------------
                                                            929,434                       1,721,104                              --

Semiconductor                                                  0.3%                            0.3%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc. (NON)                 6,600         187,704          14,600         415,224              --              --
ASML Holding NV (Netherlands) (NON)          13,000         144,642              --              --              --              --
Cognex Corp. (NON)                              300           5,886             700          13,734              --              --
Cohu, Inc.                                   11,000         164,560          20,400         305,184              --              --
Credence Systems Corp. (NON)                  9,170         110,499          16,980         204,609              --              --
Disco Corp. (Japan)                             200           5,828              --              --              --              --
GSI Lumonics, Inc. (Canada) (NON)            51,300         348,840              --              --              --              --
Integrated Device Technology, Inc.
(NON)                                        30,600         615,672          56,200       1,130,744           7,100         142,852
KLA-Tencor Corp. (NON)                       39,900       1,260,042          74,700       2,359,026           8,900         281,062
LAM Research Corp. (NON)                     10,900         184,755          20,800         352,560              --              --
Mykolis Corp. (NON)                             700           6,279           1,900          17,043              --              --
Novellus Systems, Inc. (NON)                 30,800         879,648          57,491       1,641,943           7,100         202,776
ON Semiconductor Corp. (NON)                 45,400          83,990          84,100         155,585              --              --
Photronics, Inc. (NON)                        6,433         118,689          11,884         219,260              --              --
Semitool, Inc. (NON)                         26,800         256,208          49,600         474,176              --              --
Teradyne, Inc. (NON)                          1,100          21,450           2,300          44,850              --              --
                                                     --------------                  --------------                  --------------
                                                          4,394,692                       7,333,938                         626,690

Shipping                                                       0.1%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Airbourne, Inc.                              59,800         571,090         111,100       1,061,005              --              --
China Shipping Development
Co. (China)                                 634,000          81,288              --              --              --              --
Expeditors International of
Washington, Inc.                              6,500         307,775          12,200         577,670              --              --
Newport News Shipbuilding, Inc.              17,200       1,155,840          31,700       2,130,240           4,150         278,880
Nippon Express Co., Ltd. (Japan)             59,000         223,950              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          2,339,943                       3,768,915                         278,880

Software                                                       1.5%                            1.6%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Activision, Inc. (NON)                       40,300       1,096,966          74,400       2,025,168           8,300         225,926
Adobe Systems, Inc.                           5,000         119,900          10,100         242,198              --              --
Advent Software, Inc. (NON)                   7,400         278,610          13,700         515,805              --              --
Aether Systems, Inc. (NON)                   48,700         305,349          90,300         566,181              --              --
Akamai Technologies, Inc. (NON)              71,700         208,647         133,200         387,612              --              --
Amdocs, Ltd. (Guernsey) (NON)                22,420         597,493           7,700         205,205              --              --
Ansoft Corp. (NON)                           32,459         296,026          59,968         546,908              --              --
Ascental Software Corp. (NON)                93,300         307,890         172,700         569,910              --              --
Autodesk, Inc.                                1,000          32,060           2,200          70,532              --              --
Avid Technology, Inc. (NON)                  26,900         196,101          49,900         363,771              --              --
BEA Systems, Inc. (NON)                      44,500         426,755          84,800         813,232           8,800          84,392
BMC Software, Inc. (NON)                     37,800         480,060          71,900         913,130           7,800          99,060
Cadence Design Systems, Inc. (NON)            1,600          26,640           3,500          58,275              --              --
CGI Group, Inc. (Canada) (NON)                4,100          23,492              --              --              --              --
Check Point Software
Technologies, Ltd. (Israel) (NON)            62,098       1,367,398          70,500       1,552,410           9,170         201,923
Citrix Systems, Inc. (NON)                    1,700          33,660           3,700          73,260              --              --
Cognos, Inc. (Canada) (NON)                  15,600         224,016              --              --              --              --
Computer Associates International, Inc.       4,081         105,045           9,007         231,840              --              --
Compuware Corp. (NON)                         2,400          19,992           5,300          44,149              --              --
Electronic Arts, Inc. (NON)                   3,600         164,412           7,900         360,793              --              --
FileNET Corp. (NON)                          20,500         206,435          37,900         381,653              --              --
HNC Software (NON)                           24,100         450,670          44,600         834,020              --              --
Hyperion Solutions Corp. (NON)               20,500         273,880          37,900         506,344              --              --
I2 Technologies, Inc. (NON)                   1,400           4,816           3,100          10,664              --              --
Infosys Technologies, Ltd. (India)           11,088         551,698              --              --              --              --
Infosys Technologies, Ltd. - Bombay
Exchange (India)                              4,700         233,855              --              --              --              --
Iona Tecnologies PLC ADR (Ireland) (NON)      7,800          60,684              --              --              --              --
J.D. Edwards & Co. (NON)                     34,800         247,776          64,400         458,528              --              --
JDA Software Group, Inc. (NON)               12,400         162,936          22,700         298,278              --              --
Kronos, Inc. (NON)                           17,100         701,955          31,600       1,297,180              --              --
Mercury Interactive Corp. (NON)                 500           9,520           1,100          20,944              --              --
Micromuse, Inc. (NON)                           700           3,976           1,700           9,656              --              --
Microsoft Corp. (NON)                       175,500       8,980,335         336,200      17,203,354          33,700       1,724,429
MicroStrategy, Inc. (NON)                    58,400          65,992         108,000         122,040              --              --
Misys PLC (United Kingdom)                  427,544       1,278,541         287,591         860,021          32,539          97,306
Netegrity, Inc. (NON)                         7,500          64,275          13,800         118,266              --              --
Network Associates, Inc. (NON)               13,500         174,015          95,900       1,236,151          54,600         703,794
NTT Data Corp. (Japan)                            7          31,214              --              --              --              --
Openwave Systems, Inc. (NON)                    844          10,761           1,888          24,072              --              --
Oracle Corp. (NON)                           18,100         227,698          40,500         509,490              --              --
Parametric Technology Corp. (NON)            15,500          80,445          34,200         177,498              --              --
PeopleSoft, Inc. (NON)                        2,200          39,688           5,000          90,200              --              --
Peregrine Systems, Inc. (NON)                 8,430         106,471          15,591         196,914              --              --
Portal Software, Inc. (NON)                  75,000         111,750         137,900         205,471              --              --
Rational Software Corp. (NON)                 3,300          28,578           7,200          62,352              --              --
S1 Corp. (NON)                               43,200         365,472          79,900         675,954              --              --
SAP AG (Germany)                              6,300         667,114              --              --              --              --
Secure Computing Corp. (NON)                 30,400         296,096          56,200         547,388              --              --
Siebel Systems, Inc. (NON)                   36,500         474,865          67,000         871,670           8,750         113,838
Sybase, Inc. (NON)                            9,966          92,684          18,458         171,659              --              --
Symantec Corp. (NON)                            800          27,736           1,800          62,406              --              --
Synopsys, Inc. (NON)                            700          28,077           1,500          60,165              --              --
THQ, Inc. (NON)                               3,300         142,395           6,000         258,900              --              --
Ulticom, Inc. (NON)                           9,300          75,795          17,000         138,550              --              --
VERITAS Software Corp. (NON)                 35,003         645,455          67,491       1,244,534           6,575         121,243
Vitria Technology, Inc. (NON)                45,700          93,685          84,600         173,430              --              --
Wipro, Ltd. ADR (India)                       5,600         118,720              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                         23,446,570                      38,368,131                       3,371,911

Staffing                                                        --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Kforce, Inc. (NON)                           84,700         426,041         157,000         789,710              --              --

Technology                                                      --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) Philips
Electronics NV (Netherlands)                 24,330         471,848           8,350         161,937          49,482         959,637
Lucent Technologies, Inc.                    17,600         100,848          38,800         222,324              --              --
                                                     --------------                  --------------                  --------------
                                                            572,696                         384,261                         959,637

Technology Services                                            0.4%                            0.4%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda) (NON)       8,200         104,550          17,843         227,498              --              --
Acxiom Corp. (NON)                              700           6,580          23,400         219,960          16,800         157,920
Affiliated Computer Services, Inc.
Class A (NON)                                   600          48,846           1,300         105,833              --              --
Altran Technologies SA (France)               1,624          67,057              --              --              --              --
Automatic Data Processing, Inc.               5,800         272,832          12,800         602,112              --              --
BISYS Group, Inc. (The) (NON)                   600          31,812           1,300          68,926              --              --
Checkfree Corp. (NON)                         5,600          95,032          12,300         208,731              --              --
Ciber, Inc. (NON)                            24,800         156,240          46,100         290,430              --              --
Computer Horizons Corp. (NON)                48,600         145,314          89,700         268,203              --              --
Computer Sciences Corp. (NON)                10,500         348,285          19,300         640,181           2,500          82,925
Computer Task Group, Inc. (NON)              25,500          51,000          46,700          93,400              --              --
Convergys Corp. (NON)                         4,300         119,325           9,400         260,850              --              --
CSG Systems International, Inc. (NON)           900          36,900           2,000          82,000              --              --
Davox Corp. (NON)                            25,900         205,905          47,900         380,805              --              --
Electronic Data Systems Corp.                 5,200         299,416          11,400         656,412              --              --
Euronet Services, Inc. (NON)                 47,500         524,875              --              --              --              --
Fiserv, Inc. (NON)                            4,350         148,770           9,600         328,320              --              --
Forrester Research, Inc. (NON)               15,800         262,438          29,200         485,012              --              --
GoTo.com, Inc. (NON)                         28,500         357,675          52,700         661,385              --              --
KPMG Consulting, Inc. (NON)                 102,800       1,111,268         194,400       2,101,464          22,100         238,901
Logitech International
(Switzerland) (NON)                          26,790         618,397              --              --              --              --
Morse PLC (United Kingdom)                  161,617         271,204              --              --              --              --
MTS Systems Corp.                            44,900         516,350          82,200         945,300              --              --
Pacific Century CyberWorks, Ltd.
(Hong Kong) (NON)                            21,000           5,170              --              --              --              --
Safeguard Scientifics, Inc. (NON)           130,000         230,100         242,000         428,340              --              --
SEI Investments Co.                           1,200          38,400           2,600          83,200              --              --
SunGard Data Systems, Inc. (NON)              2,200          51,414           4,800         112,176              --              --
Symbol Technologies, Inc.                     9,200          96,508          54,850         575,377          31,200         327,288
Unova, Inc. (NON)                            31,700         141,065          59,000         262,550              --              --
Yahoo!, Inc. (NON)                            2,600          22,906           5,700          50,217              --              --
                                                     --------------                  --------------                  --------------
                                                          6,385,634                      10,138,682                         807,034

Telecommunications                                             3.7%                            2.3%                            0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Advanced Info Service Public
Co., Ltd. (Thailand)                         38,400         411,120              --              --              --              --
ALLTEL Corp.                                 14,000         811,300          26,800       1,553,060           2,800         162,260
America Movil SA de CV ADR
Class L (Mexico)                             72,937       1,081,656           7,879         116,846              --              --
AT&T Corp.                                   68,100       1,314,330         135,900       2,622,870           9,500         183,350
AT&T Wireless Services, Inc. (NON)           27,171         405,935          53,677         801,934           3,700          55,278
Boston Communications Group (NON)            10,200         114,240          18,700         209,440              --              --
Brasil Telecom Paricipacoes S.A.
ADR (Brazil)                                  9,300         252,960              --              --              --              --
British Telecommunications PLC
(United Kingdom)                            155,700         777,924          31,800         158,882           4,100          20,485
Broadwing, Inc. (NON)                        21,700         348,936          42,700         686,616           3,600          57,888
Cable & Wireless PLC (United Kingdom)        18,700          77,012              --              --              --              --
CenturyTel, Inc.                                500          16,750           1,100          36,850              --              --
China Mobile, Ltd. (Hong Kong) (NON)        916,898       2,915,490         371,400       1,180,952          48,700         154,853
Citizens Communications Co. (NON)            29,800         280,120          55,550         522,170           7,000          65,800
Commonwealth Telephone
Enterprises, Inc. (NON)                       5,100         187,425           9,400         345,450              --              --
Deutsche Telekom AG (Germany)                61,000         949,187              --              --              --              --
Deutsche Telekom AG ADR (Germany)             5,000          77,500              --              --              --              --
Energis PLC (United Kingdom) (NON)            5,500           2,788              --              --              --              --
Entel S.A. (Chile)                           38,000         235,040              --              --              --              --
France Telecom SA (France)                   12,150         382,986              --              --              --              --
General Communication, Inc. Class A (NON)    52,900         640,090          97,700       1,182,170              --              --
Illuminet Holdings, Inc. (NON)                4,300         164,776           7,900         302,728              --              --
Johnnies Industrial Corp. (South Africa)     94,042         476,347              --              --              --              --
Koninlijke (Royal) KPN
NV (Netherlands) (NON)                        9,765          26,673              --              --              --              --
Level 3 Communications, Inc. (NON)              600           2,268           1,300           4,914              --              --
Magyar Tavkozlesi I Rt
(Matav) (Hungary)                           143,400         370,331              --              --              --              --
McLeodUSA, Inc. (NON)                         5,700           4,389          10,600           8,162              --              --
Metro One Telecommunications (NON)           31,000         719,200          57,300       1,329,360              --              --
Nextel Communications, Inc. Class A (NON)     2,300          19,872           5,100          44,064              --              --
Nippon Telegraph and Telephone Corp.
(NTT) (Japan)                                   836       3,903,393             432       2,017,064              57         266,140
NTT DoCoMo, Inc. (Japan)                        446       6,030,064             606       8,193,315             113       1,527,796
NTT DoCoMo, Inc. 144A (Japan)                    66         892,341             140       1,892,845              16         216,325
Olivetti SpA (Italy)                         22,700          22,363              --              --              --              --
Orange SA (France) (NON)                    190,620       1,388,476         116,390         847,785          15,098         109,974
Portugal Telecom SGPS SA (Portugal) (NON)   254,176       1,846,789          27,100         196,903          41,929         304,647
Qwest Communications International, Inc.     75,963       1,268,582         146,034       2,438,768          14,300         238,810
Rural Cellular Corp. Class A (NON)            8,500         206,550          15,700         381,510              --              --
SK Telecom Co., Ltd. (South Korea)           11,300       1,795,569           1,190         189,091              --              --
SK Telecom Co., Ltd. ADR (South Korea)       29,900         551,356          41,600         767,104              --              --
Sprint Corp. (FON Group)                     53,500       1,284,535         105,000       2,521,050           8,800         211,288
Sprint Corp. (PCS Group) (NON)               96,541       2,538,063         179,500       4,719,055          21,600         567,864
Sunrise Telecom, Inc. (NON)                  23,100         115,269          42,700         213,073              --              --
Swisscom AG ADR (Switzerland)                 7,246       2,044,790              --              --              --              --
Taiwan Cellular Corp. (Taiwan) (NON)        242,920         260,120              --              --              --              --
TDC A/S (Denmark)                             2,500          87,589              --              --              --              --
Tele Celular Sul Participacoes
S.A. (Brazil)                                11,613         120,775              --              --              --              --
Tele Norte Leste Participacoes S.A.
ADR (Brazil)                                 69,100         625,355              --              --              --              --
Telecom Italia SpA (Italy)                  373,150       2,816,553              --              --              --              --
Telecom Italia Mobile SpA (Italy)           245,180       1,189,850         366,555       1,778,879          47,494         230,487
Telefonos de Mexico SA de CV
(Telmex) ADR Ser. L (Mexico)                136,818       4,417,853          61,500       1,985,835              --              --
Telekom Austria AG (Austria) (NON)            6,000          36,875              --              --              --              --
Telekomunikacja Polska SA (Poland)           70,921         196,504              --              --              --              --
Telephone and Data Systems, Inc.                400          37,720             900          84,870              --              --
Telesp Celular Participacoes S.A.
(Brazil)                                     49,500         105,860              --              --              --              --
United States Cellular Corp. (NON)              300          14,850             700          34,650              --              --
Videsh Sanchar Nigam, Ltd. ADR (India)       20,075         190,311              --              --              --              --
Vodafone Group PLC (United Kingdom)       4,090,008       9,015,400       5,701,854      12,568,312         721,735       1,590,884
Western Wireless Corp. Class A (NON)          2,390          80,734           5,222         176,399              --              --
Williams Communications Group, Inc.
(NON)                                           681             804           1,530           1,805              --              --
WJ Communications, Inc. (NON)                41,100         156,180          76,100         289,180              --              --
Worldcom, Inc. - MCI Group                      663          10,097           1,465          22,312              --              --
Worldcom, Inc. - WorldCom Group (NON)       129,092       1,941,544         247,128       3,716,805          26,800         403,072
                                                     --------------                  --------------                  --------------
                                                         58,259,759                      56,143,078                       6,367,201

Telephone                                                      0.4%                            0.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Korea Telecom Corp. ADR
(South Korea)                               101,980       1,865,214         100,300       1,834,487              --              --
MPower Holdings Corp. 144A (NON)                604             121              --              --             120              24
Philippine Long Distance
Telephone Co. ADR (Philippines)              15,900         150,255              --              --              --              --
Telecom Corp. of New Zealand, Ltd.
(New Zealand)                               847,013       1,518,037              --              --              --              --
Telecom Corp. of New Zealand, Ltd.
144A (New Zealand)                          105,502         189,083              --              --              --              --
TelecomAsia Corporation Public
Co., Ltd. (Thailand) (NON)                  593,800         122,874              --              --              --              --
TeleCorp PCS, Inc. (NON)                        700           7,735           1,500          16,575              --              --
Telefonica SA (Spain) (NON)                 213,472       2,359,606         186,751       2,064,247          49,879         551,336
Telekom Malaysia Berhad (Malaysia)          172,000         416,421              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          6,629,346                       3,915,309                         551,360

Textiles                                                       0.2%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Brown Shoe Co., Inc.                         26,000         295,100          47,000         533,450              --              --
Buhrmann NV (Netherlands)                    55,400         327,367              --              --              --              --
Far Eastern Textile, Ltd. (Taiwan)          606,182         184,704              --              --              --              --
Hugo Boss AG-Pfd. (Germany)                  19,921         345,530              --              --              --              --
Industria de Diseno Textil (Inditex) SA
144A (Spain) (NON)                            1,800          30,320              --              --              --              --
Industria de Diseno Textil SA
(Inditex) (Spain) (NON)                       1,450          24,424              --              --              --              --
Interface, Inc.                              29,300         125,990          54,400         233,920              --              --
Liz Claiborne, Inc.                             300          11,310             800          30,160              --              --
Onward Kashiyama Co., Ltd. (Japan)           68,000         737,219              --              --              --              --
Polo Ralph Lauren Corp. (NON)                25,400         476,250          46,400         870,000              --              --
Reebok International, Ltd. (NON)             12,200         252,540          22,600         467,820              --              --
Tokyo Style Co., Ltd. (Japan)                12,000         114,780              --              --              --              --
V. F. Corp.                                     600          17,562           1,300          38,051              --              --
Wolverine World Wide, Inc.                   32,700         439,488          59,700         802,368              --              --
                                                     --------------                  --------------                  --------------
                                                          3,382,584                       2,975,769                              --

Tire & Rubber                                                   --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)                600          11,058           1,300          23,959              --              --
Michelin Corp. Class B (France)               5,200         137,067              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                            148,125                          23,959                              --

Tobacco                                                        0.9%                            0.7%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Altadis SA (Spain)                          134,787       2,147,662          33,894         540,059           5,001          79,685
BAT Industries PLC (United Kingdom)          72,000         635,882              --              --              --              --
Cie Finance Richemont
AG (Switzerland)                              1,148       2,167,552           1,311       2,475,315             168         317,203
ITC, Ltd. (India)                            24,900         300,780              --              --              --              --
Philip Morris Companies, Inc.               147,799       7,137,214         284,200      13,724,018          29,500       1,424,555
R.J. Reynolds Tobacco Holdings, Inc.          2,100         119,994           4,600         262,844              --              --
Shanghai Industrial Holdings, Ltd.
(Hong Kong)                                  56,000          76,467              --              --              --              --
Swedish Match AB (Sweden)                   322,889       1,650,406              --              --              --              --
UST, Inc.                                     1,000          33,200           2,200          73,040              --              --
                                                     --------------                  --------------                  --------------
                                                         14,269,157                      17,075,276                       1,821,443

Toys                                                           0.2%                            0.2%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Action Performance Companies, Inc.
(NON)                                        92,282       1,680,455         170,826       3,110,741              --              --
Mattel, Inc.                                 10,000         156,600          22,000         344,520              --              --
Nintendo Co., Ltd. (Japan)                   13,100       1,882,272          12,100       1,738,588           2,300         330,475
Toys R Us (NON)                                 800          13,784           1,500          25,845              --              --
Zapf Creaton AG (Germany)                     8,807         154,762              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          3,887,873                       5,219,694                         330,475

Transaction Processing                                         0.1%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Concord EFS, Inc. (NON)                       1,700          83,215           3,700         181,115              --              --
National Data Corp.                          20,700         745,200          37,900       1,364,400              --              --
                                                     --------------                  --------------                  --------------
                                                            828,415                       1,545,515                              --

Transportation Services                                        0.1%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Arriva PLC (United Kingdom)                 112,041         543,326              --              --              --              --
Grupo Aeroportuario del Sureste SA
de CV ADR (Mexico) (NON)                     71,200         669,280              --              --              --              --
TNT Post Group NV (Netherlands)               5,000          95,557              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          1,308,163                              --                              --

Trucks & Parts                                                  --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc.                        2,400         156,576           5,300         345,772              --              --
PACCAR, Inc.                                    400          19,628             800          39,256              --              --
                                                     --------------                  --------------                  --------------
                                                            176,204                         385,028                              --

Utilities                                                       --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA (Colombia) (NON)                28,943           3,618              --              --           2,316             290
EVN AG (Australia)                            1,200          45,977              --              --              --              --
Tenneco, Inc. (Malaysia)                    171,000         443,250              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                            492,845                              --                             290

Waste Management                                               0.2%                            0.2%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc. (NON)           2,500          31,875           5,500          70,125              --              --
Republic Services, Inc. (NON)                89,200       1,445,040         164,600       2,666,520          21,100         341,820
Waste Management, Inc.                       52,300       1,398,502         101,283       2,708,307           9,500         254,030
                                                     --------------                  --------------                  --------------
                                                          2,875,417                       5,444,952                         595,850

Water Utilities                                                0.1%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Anglian Water AWG PLC
(United Kingdom)                             17,500         150,440              --              --              --              --
Severn Trent Water PLC
(United Kingdom)                            113,240       1,215,597              --              --              --              --
Suez Lyonnaise des Eaux SA (France)          29,342         975,130              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          2,341,167                              --                              --
                                                     --------------                  --------------                  --------------
Total Common Stocks
(cost  1,258,799,247, $1,590,861,060
and $142,494,649)                                    $1,060,388,125                  $1,400,949,531                    $122,651,598
-----------------------------------------------------------------------------------------------------------------------------------

                                                       GROWTH                       BALANCED                     CON SERVATIVE

                                                              13.4%                           16.8%                           38.1%
CORPORATE BONDS                           Principal                       Principal                       Principal
AND NOTES (a)                                Amount           Value          Amount           Value          Amount           Value

Advertising and Marketing Services                             0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Interact Operating Co. notes 14s,
2003 (PIK)                           $      262,158  $           26  $           --  $           --  $       58,984  $            6
Lamar Media Corp. company guaranty
9 5/8s, 2006                                850,000         862,750              --              --         475,000         482,125
Lamar Media Corp. sr. sub. notes
9 1/4s, 2007                                105,000         105,525              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                            968,301                              --                         482,131

Aerospace and Defense                                          0.3%                            0.2%                            0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc. 144A
sr. sub. notes 8 1/2s, 2011                 450,000         450,000              --              --         220,000         220,000
Argo-Tech Corp. company guaranty
Ser. D, 8 5/8s, 2007                        100,000          70,000              --              --         230,000         161,000
Argo-Tech Corp. 144A company
guaranty 8 5/8s, 2007                     1,085,000         759,500              --              --         360,000         252,000
BE Aerospace, Inc. sr. sub. notes
9 1/2s, 2008                              1,145,000         801,500              --              --         640,000         448,000
BE Aerospace, Inc. sr. sub. notes
Ser. B, 8s, 2008                            520,000         338,000              --              --         180,000         117,000
Decrane Aircraft Holdings Co.
company guaranty Ser. B, 12s, 2008               --              --              --              --         150,000         136,500
L-3 Communications Corp.
company guaranty Ser. B, 8s, 2008           300,000         300,000              --              --          80,000          80,000
L-3 Communications Corp.
sr. sub. notes 8 1/2s, 2008                 840,000         840,000              --              --         440,000         440,000
L-3 Communications Corp. sr. sub.
notes Ser. B, 10 3/8s, 2007                      --              --              --              --          40,000          42,200
Lockheed Martin Corp. bonds
8 1/2s, 2029                                     --              --       3,265,000       3,807,121       1,830,000       2,133,853
Lockheed Martin Corp.
company guaranty 7 1/4s, 2006                    --              --              --              --       2,475,000       2,699,087
Moog, Inc. sr. sub. notes Ser. B,
10s, 2006                                   360,000         370,800              --              --         180,000         185,400
Sequa Corp. sr. notes 9s, 2009              840,000         722,400       1,070,000         920,200       1,470,000       1,264,200
Sequa Corp. sr. notes Ser. B,
8 7/8s, 2008                                280,000         238,000              --              --          10,000           8,500
                                                     --------------                  --------------                  --------------
                                                          4,890,200                       4,727,321                       8,187,740

Agriculture                                                    0.1%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Premium Standard Farms, Inc. sr. notes
9 1/4s, 2011                                800,000         792,000              --              --         400,000         396,000

Airlines                                                       0.1%                            0.4%                            0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Air Canada Corp. sr. notes 10 1/4s,
2011 (Canada)                                60,000          25,200              --              --          30,000          12,600
Airbus Industries 144A notes Ser. D,
12.266s, 2020                               200,000         211,731         550,000         582,262         450,000         476,396
Calair, LLC 144A company guaranty
8 1/8s, 2008                                750,000         721,875       2,490,000       2,396,625       1,610,000       1,549,625
Northwest Airlines, Inc.
company guaranty 8.7s, 2007                      --              --       1,330,000         904,400         170,000         115,600
Northwest Airlines, Inc.
company guaranty 8.52s, 2004                     --              --       3,160,000       2,338,400       2,890,000       2,138,600
Northwest Airlines, Inc.
company guaranty 8 3/8s, 2004               410,000         303,400              --              --          40,000          29,600
Northwest Airlines, Inc.
company guaranty 7 5/8s, 2005                80,000          57,600              --              --         170,000         122,400
United AirLines, Inc. deb. 9 3/4s, 2021          --              --       3,300,000       2,409,000       2,560,000       1,868,800
United AirLines, Inc. deb. 9 1/8s, 2012     580,000         446,600              --              --              --              --
US Air, Inc. pass-through certificates
Ser. 93A2, 9 5/8s, 2003                     100,000          76,000              --              --              --              --
US Air, Inc. pass-through certificates
Ser. 93A3, 10 3/8s, 2013                    460,000         266,800       2,400,000       1,392,000       1,830,000       1,061,400
                                                     --------------                  --------------                  --------------
                                                          2,109,206                      10,022,687                       7,375,021

Automotive                                                     0.5%                            0.5%                            1.3%
-----------------------------------------------------------------------------------------------------------------------------------
Aftermarket Technology Corp.
sr. sub. notes 12s, 2004                    793,000         769,210              --              --         388,000         376,360
Collins & Aikman Products, Inc. company
guaranty 11 1/2s, 2006                      530,000         477,000              --              --         270,000         243,000
DaimlerChrysler Corp.
company guaranty 8 1/2s, 2031                    --              --       3,905,000       4,139,886       2,505,000       2,655,676
Dana Corp. notes 7s, 2029                    70,000          46,900              --              --          40,000          26,800
Dana Corp. notes 6 1/4s, 2004               180,000         160,200              --              --          90,000          80,100
Dana Corp. 144A sr. notes 9s, 2011        1,360,000       1,196,800       2,030,000       1,786,400       2,060,000       1,812,800
Delco Remy International, Inc.
company guaranty 11s, 2009                  250,000         247,500              --              --         120,000         118,800
Delco Remy International, Inc.
company guaranty 10 5/8s, 2006               20,000          19,800              --              --          20,000          19,800
Delphi Automotive Systems Corp.
notes 6 1/8s, 2004                               --              --       3,660,000       3,688,658       1,895,000       1,909,838
Dura Operating Corp.
company guaranty Ser. D, 9s, 2009         1,090,000         921,050              --              --         540,000         456,300
Exide Corp. sr. notes 10s, 2005             290,000         203,000              --              --         170,000         119,000
Federal Mogul Corp. notes 7 3/4s,
2006 (In default) (NON)                     430,000          40,850              --              --         250,000          23,750
Federal Mogul Corp. notes 7 3/8s,
2006 (In default) (NON)                      90,000           8,550              --              --              --              --
Ford Motor Co. bonds 6 5/8s, 2028                --              --       3,440,000       2,945,156       1,810,000       1,549,632
Ford Motor Co. notes 7.45s, 2031                 --              --              --              --       1,270,000       1,199,794
Hayes Lemmerz International, Inc.
company guaranty Ser. B, 8 1/4s,
2008                                        630,000         126,000              --              --          80,000          16,000
Hayes Lemmerz International, Inc.
144A company guaranty 11 7/8s, 2006         250,000         142,500              --              --          80,000          45,600
Hayes Wheels International, Inc.
company guaranty Ser. B, 9 1/8s,
2007                                        400,000          80,000              --              --          70,000          14,000
Hayes Wheels International, Inc.
144A sr. sub. notes 9 1/8s, 2007            220,000          48,400              --              --         540,000         118,800
Lear Corp. company guaranty Ser. B,
8.11s, 2009                                 740,000         733,029              --              --         340,000         336,797
Lear Corp. company guaranty Ser. B,
7.96s, 2005                               1,530,000       1,512,390              --              --         800,000         790,792
Oxford Automotive, Inc. company
guaranty Ser. D, 10 1/8s, 2007              850,000         467,500              --              --         420,000         231,000
Talon Automotive Group sr. sub. notes
Ser. B, 9 5/8s, 2008 (In default)
(NON)                                       780,000          15,600              --              --         190,000           3,800
Visteon Corp. sr. notes 8 1/4s, 2010             --              --              --              --         730,000         746,819
                                                     --------------                  --------------                  --------------
                                                          7,216,279                      12,560,100                      12,895,258

Banking                                                        0.3%                            2.3%                            3.9%
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp. sub. notes
7.4s, 2011                                       --              --       6,500,000       7,100,990       5,275,000       5,762,727
Bank One Corp. notes 6s, 2008                    --              --       3,435,000       3,457,259       2,190,000       2,204,191
Chevy Chase Savings Bank, Inc.
sub. deb. 9 1/4s, 2008                      330,000         315,150              --              --              --              --
Chevy Chase Savings Bank, Inc.
sub. deb. 9 1/4s, 2005                    1,080,000       1,058,400              --              --         710,000         695,800
Citigroup, Inc. deb. 6 5/8s, 2028                --              --       1,770,000       1,718,298         970,000         941,666
Citigroup, Inc. notes 6 1/2s, 2011               --              --       1,700,000       1,774,443       1,015,000       1,059,447
Colonial Bank sub. notes 8s, 2009                --              --       1,390,000       1,374,126         610,000         603,034
Colonial Capital II 144A company
guaranty 8.92s, 2027                        395,000         366,465         540,000         500,990         980,000         909,204
Dime Capital Trust I bank guaranty
Ser. A, 9.33s, 2027                              --              --       3,370,000       3,714,246       2,320,000       2,556,988
First Union Corp. notes 6.95s, 2004              --              --       1,960,000       2,101,610       1,090,000       1,168,753
FleetBoston Financial Corp. notes
7 1/4s, 2005                                     --              --       4,690,000       5,082,881       2,210,000       2,395,132
GS Escrow Corp. sr. notes 7 1/8s, 2005    1,615,000       1,646,056       3,850,000       3,924,036       3,955,000       4,031,055
Merita Bank, Ltd. sub. notes 6 1/2s,
2006 (Finland)                                   --              --       1,230,000       1,302,127         645,000         682,823
National City Bank sub. notes
Ser. BKNT, 6 1/4s, 2011                          --              --       3,515,000       3,519,816       2,250,000       2,253,083
Peoples Heritage Capital Trust company
guaranty Ser. B, 9.06s, 2027                     --              --         210,000         193,937         175,000         161,614
Provident Capital Trust
company guaranty 8.6s, 2026                      --              --         190,000         167,116              --              --
Riggs Capital Trust 144A bonds
8 5/8s, 2026                                 35,000          25,136         120,000          86,180          70,000          50,272
Sovereign Bancorp, Inc. sr. notes
10 1/2s, 2006                             1,470,000       1,609,650       5,220,000       5,715,900       4,280,000       4,686,600
Sovereign Capital Trust
company guaranty 9s, 2027                    50,000          34,500              --              --          45,000          31,050
Washington Mutual Bank FA
notes 6 7/8s, 2011                               --              --       4,745,000       4,982,392       3,040,000       3,192,091
Webster Capital Trust I 144A bonds
9.36s, 2027                                   5,000           4,336          20,000          17,344         320,000         277,504
Wells Fargo & Co. notes 5.9s, 2006               --              --       3,955,000       4,125,065       2,525,000       2,633,575
Wells Fargo & Co. sr. notes 7 1/4s,
2005                                             --              --       4,710,000       5,125,139       2,225,000       2,421,112
                                                     --------------                  --------------                  --------------
                                                          5,059,693                      55,983,895                      38,717,721

Beverage                                                        --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.
deb. 7.55s, 2030                                 --              --       1,805,000       2,036,924         930,000       1,049,496
Constellation Brands, Inc.
company guaranty 8 1/2s, 2009               100,000          96,750              --              --          60,000          58,050
Constellation Brands, Inc.
company guaranty Ser. B, 8s, 2008           480,000         482,400              --              --         240,000         241,200
                                                     --------------                  --------------                  --------------
                                                            579,150                       2,036,924                       1,348,746

Broadcasting                                                   0.9%                            0.4%                            1.3%
-----------------------------------------------------------------------------------------------------------------------------------
Acme Television company guaranty
10 7/8s, 2004                               850,000         748,000              --              --         420,000         369,600
Allbritton Communications Co. sr.
sub. notes Ser. B, 8 7/8s, 2008             200,000         196,000              --              --         100,000          98,000
AMFM Operating, Inc. deb.
12 5/8s, 2006  (PIK)                         85,500          92,340          63,600          68,688          22,200          23,976
Benedek Communications Corp.
sr. disc. notes 13 1/4s, 2006               560,000         302,400              --              --         275,000         148,500
British Sky Broadcasting PLC company
guaranty 8.2s, 2009 (United Kingdom)        465,000         470,850              --              --         230,000         232,893
British Sky Broadcasting PLC company
guaranty 6 7/8s, 2009 (United Kingdom)      780,000         732,631       4,219,000       3,962,780       3,290,000       3,090,198
Chancellor Media Corp.
company guaranty 8s, 2008                 1,320,000       1,359,600              --              --         710,000         731,300
Diva Systems Corp. sr. disc. notes
stepped-coupon Ser. B, zero % (12 5/8s,
3/1/03), 2008 (STP)                       1,829,000         205,763              --              --       1,123,000         126,338
Echostar Broadband Corp. sr. notes
10 3/8s, 2007                             3,075,000       3,105,750              --              --       1,590,000       1,605,900
Echostar DBS Corp. sr. notes
9 3/8s, 2009                                130,000         126,750              --              --              --              --
Emmis Communications Corp. sr. disc.
notes stepped-coupon zero % (12 1/2s,
3/15/06), 2011 (STP)                        270,000         148,500              --              --         130,000          71,500
Fox Family Worldwide, Inc. sr. disc.
notes stepped-coupon zero % (10 1/4s,
11/1/02), 2007 (STP)                        390,000         366,600              --              --         130,000         122,200
Fox Family Worldwide, Inc. sr. notes
9 1/4s, 2007                              1,220,000       1,268,800              --              --         660,000         686,400
Fox/Liberty Networks, LLC sr. notes
8 7/8s, 2007                                260,000         266,500              --              --         140,000         143,500
Granite Broadcasting Corp.
sr. sub. notes 9 3/8s, 2005                 575,000         385,250              --              --         140,000          93,800
Granite Broadcasting Corp.
sr. sub. notes 8 7/8s, 2008                      --              --              --              --         150,000         102,000
Knology Holdings, Inc. sr. disc. notes
stepped-coupon 11 7/8s (11 7/8s,
10/15/02), 2007 (STP)                        45,000          14,850              --              --          20,000           6,600
LIN Holdings Corp. sr. disc. notes
stepped-coupon zero % (10s, 3/1/03), 2008
(STP)                                       140,000         101,500              --              --         240,000         174,000
LIN Holdings Corp. 144A sr. disc. notes
stepped-coupon zero % (10s, 3/1/03), 2008
(STP)                                        80,000          44,000              --              --          40,000          22,000
LIN Television Corp. company guaranty
8 3/8s, 2008                                770,000         704,550              --              --         240,000         219,600
News America, Inc. sr. notes
6 5/8s, 2008                                120,000         121,440              --              --          60,000          60,720
News America Holdings, Inc. deb.
7.7s, 2025                                       --              --       7,085,000       6,746,408       3,590,000       3,418,434
Pegasus Satellite sr. notes 12 3/8s, 2006   660,000         541,200              --              --         330,000         270,600
Quorum Broadcast Holdings, LLC notes
stepped-coupon zero % (15s, 5/15/06),
2009 (RES)(STP)                           1,298,450         516,004              --              --         638,920         253,907
Radio One, Inc. 144A sr. sub. notes
8 7/8s, 2011                                310,000         308,450              --              --         150,000         149,250
RCN Corp. sr. notes 10 1/8s, 2010                --              --              --              --         170,000          57,800
Sinclair Broadcast Group, Inc.
company guaranty 9s, 2007                   340,000         309,400              --              --          90,000          81,900
Sinclair Broadcast Group, Inc.
sr. sub. notes 10s, 2005                     40,000          38,000              --              --              --              --
Sinclair Broadcast Group, Inc.
sr. sub. notes 8 3/4s, 2007                 390,000         351,000              --              --         310,000         279,000
XM Satellite Radio Holdings, Inc.
sec. notes 14s, 2010                        470,000         220,900              --              --         230,000         108,100
Young Broadcasting, Inc. 144A
sr. sub. notes 10s, 2011                    890,000         712,000              --              --         440,000         352,000
                                                     --------------                  --------------                  --------------
                                                         13,759,028                      10,777,876                      13,100,016

Building Materials                                             0.2%                             --%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
American Standard Companies, Inc. company
guaranty 7 5/8s, 2010                       515,000         505,988              --              --         390,000         383,175
American Standard Companies, Inc.
company guaranty 7 3/8s, 2005                90,000          89,100              --              --              --              --
American Standard Companies, Inc. company
guaranty 7 1/8s, 2003                       240,000         236,400              --              --         110,000         108,350
Atrium Companies, Inc.
company guaranty Ser. B,
10 1/2s, 2009                               180,000         149,400              --              --          50,000          41,500
Building Materials Corp. company guaranty
8s, 2008                                    210,000         132,300       1,240,000         781,200         740,000         466,200
Dayton Superior Corp.
company guaranty 13s, 2009                  860,000         832,050              --              --         460,000         445,050
NCI Building Systems, Inc. sr. sub. notes
Ser. B, 9 1/4s, 2009                        280,000         252,350              --              --         100,000          90,125
Nortek, Inc. sr. notes Ser. B,
8 7/8s, 2008                                280,000         249,200              --              --         140,000         124,600
Nortek, Inc. sr. sub. notes Ser. B,
9 7/8s, 2011                                 40,000          34,800              --              --          20,000          17,400
Nortek, Inc. 144A sr. notes Ser. B,
9 1/8s, 2007                                140,000         134,400              --              --          70,000          67,200
                                                     --------------                  --------------                  --------------
                                                          2,615,988                         781,200                       1,743,600

Cable Television                                               1.0%                            0.5%                            1.4%
-----------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr. notes
10 7/8s, 2010                               720,000         633,600              --              --         380,000         334,400
Adelphia Communications Corp.
sr. notes 10 1/4s, 2011                     750,000         656,250              --              --         310,000         271,250
Adelphia Communications Corp.
sr. notes 7 7/8s, 2009                           --              --         835,000         676,350         280,000         226,800
Adelphia Communications Corp. sr. notes
Ser. B, 9 7/8s, 2007                      2,065,000       1,796,550              --              --       1,165,000       1,013,550
Adelphia Communications Corp.
sr. notes Ser. B, 8 3/8s, 2008               60,000          50,400              --              --              --              --
Adelphia Communications Corp.
sr. notes Ser. B, 7 3/4s, 2009               70,000          56,700              --              --          30,000          24,300
Century Communications Corp.
sr. notes 8 7/8s, 2007                      190,000         165,300          30,000          26,100          50,000          43,500
Charter Communications Holdings, LLC sr.
disc. notes stepped-coupon zero %
(11 3/4s, 5/15/06), 2011 (STP)              870,000         469,800              --              --         440,000         237,600
Charter Communications Holdings, LLC sr.
notes 11 1/8s, 2011                       3,260,000       3,260,000              --              --       1,560,000       1,560,000
Charter Communications Holdings,
LLC sr. notes 10 3/4s, 2009                 120,000         120,600              --              --          60,000          60,300
Charter Communications Holdings,
LLC sr. notes 8 1/4s, 2007                  190,000         171,000              --              --         100,000          90,000
Comcast UK Cable, Ltd. deb. 11.2s,
2007 (Bermuda)                              550,000         356,125              --              --       1,090,000         705,775
CSC Holdings, Inc. deb. 7 5/8s, 2018             --              --       1,630,000       1,482,436       1,380,000       1,255,069
CSC Holdings, Inc. sr. notes 7 7/8s, 2007        --              --       1,285,000       1,337,043         630,000         655,515
CSC Holdings, Inc. sr. notes 7 1/4s, 2008        --              --         310,000         305,136         110,000         108,274
CSC Holdings, Inc. sr. notes Ser. B,
8 1/8s, 2009                                     --              --       3,560,000       3,662,065       1,440,000       1,481,285
CSC Holdings, Inc. sr. sub. deb.
10 1/2s, 2016                             1,410,000       1,480,500              --              --         980,000       1,029,000
CSC Holdings, Inc. sr. sub. deb. 9 7/8s,
2013                                      1,155,000       1,183,875       1,310,000       1,342,750       2,080,000       2,132,000
Diamond Cable Communication PLC sr. disc.
notes stepped-coupon zero % (10 3/4s,
2/15/02), 2007 (United Kingdom) (STP)     1,025,000         407,438       1,070,000         425,325       1,330,000         528,675
Insight Communications Company, Inc. sr.
disc. notes stepped-coupon zero %
(12 1/4s, 2/15/06), 2011 (STP)              110,000          60,500              --              --          30,000          16,500
Insight Midwest LP/Insight Capital, Inc.
sr. notes 10 1/2s, 2010                   1,130,000       1,169,550              --              --         580,000         600,300
International Cabletel, Inc.
sr. disc. notes 11 1/2s, 2006               180,000          92,700              --              --         360,000         185,400
Jones Intercable, Inc. sr. notes
8 7/8s, 2007                                     --              --       1,230,000       1,340,122         340,000         370,440
Mediacom LLC/Mediacom Capital
Corp. sr. notes 9 1/2s, 2013                140,000         137,900              --              --          70,000          68,950
NTL Communications Corp. sr. notes
Ser. B, 11 7/8s, 2010                     1,070,000         551,050              --              --         360,000         185,400
NTL Communications Corp. sr. notes
Ser. B, 11 1/2s, 2008                     1,850,000         962,000              --              --              --              --
ONO Finance PLC sr. notes 14s, 2011
(United Kingdom)                            290,000         168,200              --              --              --              --
ONO Finance PLC sr. notes 13s, 2009
(United Kingdom)                             30,000          17,700              --              --         180,000         106,200
Rogers Cablesystems, Ltd. deb. 10 1/8s,
2012 (Canada)                               110,000         114,400              --              --          50,000          52,000
Rogers Cablesystems, Ltd. notes 11s,
2015 (Canada)                                90,000          95,400              --              --          50,000          53,000
Rogers Cablesystems, Ltd. sr. notes
Ser. B, 10s, 2005 (Canada)                   70,000          72,800              --              --          40,000          41,600
Rogers Cablesystems, Ltd. sr. sub. notes
8.8s, 2007 (Canada)                         410,000         369,000         950,000         855,000         585,000         526,500
Supercanal Holdings S.A. 144A sr. notes
11 1/2s, 2005 (Argentina)
(In default) (NON)                          420,000          42,000              --              --         100,000          10,000
TeleWest Communications PLC
deb. 11s, 2007 (United Kingdom)             450,000         279,000              --              --              --              --
United Pan-Europe NV sr. disc. notes
stepped-coupon zero % (12 1/2s, 8/1/04),
2009 (Netherlands) (STP)                    870,000          78,300              --              --         850,000          76,500
United Pan-Europe NV sr. disc. notes
stepped-coupon zero % (13 3/4s, 2/1/05),
2010 (Netherlands) (STP)                  2,890,000         245,650              --              --         890,000          75,650
United Pan-Europe NV sr. notes Ser. B,
10 7/8s, 2007 (Netherlands)                 530,000          74,200              --              --         220,000          30,800
United Pan-Europe NV 144A bonds
10 7/8s, 2009 (Netherlands)                      --              --              --              --          80,000          12,000
                                                     --------------                  --------------                  --------------
                                                         15,338,488                      11,452,327                      14,168,533

Chemicals                                                      0.7%                            0.5%                            1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Acetex Corp. 144A sr. notes 10 7/8s,
2009 (Canada)                               260,000         250,900              --              --         130,000         125,450
Airgas, Inc. 144A sr. sub. notes
9 1/8s, 2011                                200,000         204,000       1,190,000       1,213,800         910,000         928,200
ARCO Chemical Co. deb. 9.8s, 2020                --              --              --              --         240,000         216,000
Avecia Group PLC company guaranty
11s, 2009 (United Kingdom)                  180,000         171,000              --              --          90,000          85,500
Equistar Chemicals LP/Equistar Funding
Corp. 144A sr. notes 10 1/8s, 2008        1,180,000       1,093,353       1,960,000       1,816,077       1,930,000       1,788,280
Geo Specialty Chemicals, Inc.
sr. sub. notes 10 1/8s, 2008                290,000         258,100              --              --         150,000         133,500
Georgia Gulf Corp. company guaranty
10 3/8s, 2007                               130,000         128,700              --              --          60,000          59,400
Hercules, Inc. 144A company guaranty
11 1/8s, 2007                             1,110,000       1,065,600              --              --         550,000         528,000
Huntsman Corp. 144A sr. sub. notes
9 1/2s, 2007                                     --              --              --              --         300,000          96,000
Huntsman Corp. 144A sr. sub. notes
FRN 7.08s, 2007                             760,000         212,800              --              --         100,000          28,000
Huntsman ICI Chemicals, Inc.
company guaranty 10 1/8s, 2009            1,140,000         980,400              --              --         710,000         610,600
IMC Global, Inc. 144A sr. notes
11 1/4s, 2011                               430,000         424,217              --              --         210,000         207,176
IMC Global, Inc. 144A sr. notes 10 7/8s,
2008                                        500,000         492,850       2,400,000       2,365,680       1,900,000       1,872,830
ISP Chemco, Inc. 144A sr. sub. notes
10 1/4s, 2011                               960,000         943,200              --              --         480,000         471,600
ISP Holdings, Inc. sr. notes Ser. B,
9s, 2003                                    150,000         149,250              --              --          70,000          69,650
Lyondell Petrochemical Co. notes Ser. A,
9 5/8s, 2007                                890,000         809,900       4,390,000       3,994,900       2,530,000       2,302,300
Lyondell Petrochemical Co. sec. notes
Ser. B, 9 7/8s, 2007                      1,520,000       1,375,600       1,750,000       1,583,750       2,665,000       2,411,825
Millenium America, Inc. company guaranty
9 1/4s, 2008                                580,000         544,411       1,960,000       1,839,734       1,640,000       1,539,370
Noveon, Inc. company guaranty Ser. B,
11s, 2011                                   250,000         245,000              --              --         120,000         117,600
PCI Chemicals & Pharmaceuticals company
guaranty 9 1/4s, 2007 (Canada) (In
default) (NON)                              100,000          36,000              --              --              --             --
Pioneer Americas Acquisition company
guaranty 9 1/4s, 2007 (In default) (NON)    185,000          59,200              --              --          90,000          28,800
Polymer Group, Inc. company guaranty
Ser. B, 9s, 2007                            230,000          86,250              --              --         230,000          86,250
Polymer Group, Inc. company guaranty
Ser. B, 8 3/4s, 2008                        560,000         210,000              --              --         160,000          60,000
Royster-Clark, Inc. 1st mtge.
10 1/4s, 2009                               495,000         346,500              --              --         450,000         315,000
Sterling Chemicals, Inc. company guaranty
Ser. B, 12 3/8s, 2006 (In default) (NON)    500,000         400,000              --              --         260,000         208,000
Sterling Chemicals Holdings sr. disc.
notes 13 1/2s, 2008 (In default) (NON)      370,000          11,100              --              --         100,000           3,000
Texas Petrochemical Corp. sr. sub. notes
Ser. B, 11 1/8s, 2006                       140,000         110,600              --              --          70,000          55,300
                                                     --------------                  --------------                  --------------
                                                         10,608,931                      12,813,941                      14,347,631

Commercial and Consumer Services                               0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Coinmach Corp. sr. notes Ser. D,
11 3/4s, 2005                             1,110,000       1,132,200              --              --         690,000         703,800

Components                                                      --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Seagate Technology, Inc. 144A company
guaranty 12 1/2s, 2007 (Cayman Islands)     100,000          99,000       1,680,000       1,663,200       1,370,000       1,356,300

Computers                                                       --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Unisys Corp. sr. notes 8 1/8s, 2006         390,000         374,400              --              --         190,000         182,400

Conglomerates                                                   --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Tyco International, Ltd. company guaranty
6 3/4s, 2011 (Luxembourg)                        --              --       4,985,000       5,166,354       2,665,000       2,761,953

Construction                                                   0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Better Minerals & Aggregates Co.
company guaranty 13s, 2009                1,220,000         927,200              --              --         610,000         463,600
Morrison Knudsen Corp. 144A
sr. notes 11s, 2010 (In default) (NON)      570,000          57,000              --              --         275,000          27,500
                                                     --------------                  --------------                  --------------
                                                            984,200                              --                         491,100

Consumer                                                       0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Jostens, Inc. sr. sub. notes 12 3/4s,
2010  880,000                               888,800              --              --         435,000         439,350
Samsonite Corp. sr. sub. notes
10 3/4s, 2008                             1,130,000         802,300              --              --         560,000         397,600
Sealy Mattress Co. sr. sub. notes
Ser. B, 9 7/8s, 2007                        676,000         625,300              --              --         337,000         311,725
                                                     --------------                  --------------                  --------------
                                                          2,316,400                              --                       1,148,675

Consumer Finance                                               0.1%                            1.0%                            1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp. notes
7 1/4s, 2006                                     --              --       1,120,000       1,114,974         880,000         876,051
Delta Financial Corp. company guaranty
9 1/2s, 2004 (In default) (NON)             767,000         222,430              --              --         192,000          55,680
Finova Group, Inc. notes 7 1/2s, 2009     3,390,000       1,356,000              --              --       1,680,000         672,000
Ford Motor Credit Corp. notes 7 3/8s,
2009                                             --             --       5,910,000       6,059,050       3,385,000       3,470,370
Ford Motor Credit Corp. sr. notes
5.8s, 2009                                       --              --       1,750,000       1,638,263         960,000         898,704
General Motors Acceptance Corp.
notes 5 3/4s, 2003                               --              --       3,970,000       4,090,648       2,835,000       2,921,156
General Motors Acceptance Corp.
notes 6 7/8s, 2011                               --              --       2,575,000       2,541,886       1,555,000       1,535,003
General Motors Acceptance Corp.
notes 6 5/8s, 2002                               --              --       1,600,000       1,641,936         900,000         923,589
Household Finance Corp. notes
8s, 2005                                         --              --       7,400,000       8,099,374       4,225,000       4,624,305
Nationwide Credit, Inc. sr. notes
Ser. A, 10 1/4s, 2008                       660,000         198,000              --              --         160,000          48,000
Outsourcing Solutions, Inc. sr. sub.
notes Ser. B, 11s, 2006                     420,000         350,700              --              --         215,000         179,525
                                                     --------------                  --------------                  --------------
                                                          2,127,130                      25,186,131                      16,204,383

Consumer Goods                                                 0.2%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Albecca, Inc. company guaranty
10 3/4s, 2008                               460,000         462,300              --              --         220,000         221,100
Armkel, LLC/Armkel Finance 144A
sr. sub. notes 9 1/2s, 2009                 270,000         272,700              --              --         130,000         131,300
Elizabeth Arden, Inc. sec. notes Ser. B,
11 3/4s, 2011                               190,000         175,750              --              --         140,000         129,500
French Fragrances, Inc. company
guaranty Ser. D, 10 3/8s, 2007              150,000         136,500              --              --          20,000          18,200
Home Interiors & Gifts, Inc. company
guaranty 10 1/8s, 2008                      380,000         247,000              --              --         180,000         117,000
Iron Age Holdings Corp. sr. disc. notes
stepped-coupon zero % (12 1/8s, 5/1/03),
2009 (STP)                                       --              --         320,000          28,800              --              --
NBTY, Inc. sr. sub. notes Ser. B,
8 5/8s, 2007                                250,000         237,500              --              --         130,000         123,500
Playtex Products, Inc. company guaranty
9 3/8s, 2011                                370,000         371,850              --              --         190,000         190,950
Revlon Consumer Products sr. notes
9s, 2006                                    540,000         394,200              --              --         270,000         197,100
Scotts Co. (The) company guaranty
8 5/8s, 2009                                290,000         284,200              --              --         150,000         147,000
                                                     --------------                  --------------                  --------------
                                                          2,582,000                          28,800                       1,275,650

Consumer Services                                               --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
United Rentals (North America), Inc. 144A
company guaranty 10 3/4s, 2008              210,000         206,325              --              --         100,000          98,250

Containers                                                     0.3%                            0.1%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
AEP Industries, Inc. sr. sub. notes
9 7/8s, 2007                                575,000         511,750              --              --         290,000         258,100
Applied Extrusion Technologies, Inc. 144A
sr. notes 10 3/4s, 2011                     360,000         360,000              --              --         180,000         180,000
Ball Corp. company guaranty
8 1/4s, 2008                                290,000         290,000       2,275,000       2,275,000         455,000         455,000
Ball Corp. company guaranty
7 3/4s, 2006                                     --              --         945,000         945,000       1,772,000       1,772,000
Huntsman Packaging Corp. company guaranty
13s, 2010                                        --              --              --              --         160,000         134,400
Owens-Illinois, Inc. deb. 7 1/2s, 2010      220,000         165,000              --              --          10,000           7,500
Owens-Illinois, Inc. sr. notes 8.1s, 2007   270,000         210,600              --              --         170,000         132,600
Owens-Illinois, Inc. sr. notes 7.35s, 2008  710,000         532,500              --              --         270,000         202,500
Owens-Illinois, Inc. sr. notes 7.15s, 2005  410,000         323,900              --              --         260,000         205,400
Radnor Holdings, Inc. sr. notes 10s, 2003   185,000         140,600         365,000         277,400         170,000         129,200
Tekni-Plex, Inc. company guaranty
Ser. B, 12 3/4s, 2010                       940,000         817,800              --              --         460,000         400,200
U.S. Can Corp. company guaranty
Ser. B, 12 3/8s, 2010                       770,000         685,300              --              --         370,000         329,300
                                                     --------------                  --------------                  --------------
                                                          4,037,450                       3,497,400                       4,206,200

Electric Utilities                                             0.3%                            1.4%                            2.6%
-----------------------------------------------------------------------------------------------------------------------------------
AES Corp. sr. notes 9 3/8s, 2010            960,000         816,000       4,870,000       4,139,500       3,810,000       3,238,500
AES Corp. (The) notes 8 3/4s, 2008          220,000         187,000              --              --         100,000          85,000
AES Corp. (The) sr. notes 8 7/8s, 2011      670,000         569,500              --              --         360,000         306,000
Arizona Public Service Co. sr. notes
6 3/4s, 2006                                     --              --              --              --       1,135,000       1,199,809
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D, 7.88s,
2017                                      1,370,000       1,436,733              --              --         680,000         713,123
CMS Energy Corp. pass-through
certificates 7s, 2005                       480,000         480,149         900,000         900,279         460,000         460,143
CMS Energy Corp. sr. notes 8.9s, 2008            --              --              --              --          60,000          59,657
CMS Energy Corp. sr. notes Ser. B,
6 3/4s, 2004                                655,000         635,350       2,700,000       2,619,000       2,490,000       2,415,300
CMS Panhandle Holding Corp. sr. notes
6 1/8s, 2004                                     --              --       2,325,000       2,357,225       1,320,000       1,338,295
Dominion Resources, Inc. sr. notes
Ser. B,  7 5/8s, 2005                            --              --       4,690,000       5,088,744       2,210,000       2,397,894
Mission Energy Holding 144A sec. notes
13 1/2s, 2008                               550,000         565,125       2,730,000       2,805,075       2,150,000       2,209,125
Northeast Utilities notes Ser. A,
8.58s, 2006                                  13,253          14,109          33,132          35,272         160,168         170,512
Northeast Utilities notes Ser. B,
8.38s, 2005                                 152,533         161,226         187,733         198,432         123,200         130,221
NRG Northeast Generating Corp. company
guaranty Ser. A-1, 8.065s, 2004                  --              --       1,715,625       1,765,498         921,094         947,870
Pacific Gas & Electric Co. 144A
sr. notes 7 3/8s, 2005                      370,000         344,100              --              --         180,000         167,400
Progress Energy, Inc. sr. notes 7.1s,
2011                                             --              --       3,965,000       4,216,262       2,295,000       2,440,434
PSEG Energy Holdings, Inc. 144A sr.
notes 8 5/8s, 2008                               --              --       4,720,000       5,053,226       3,280,000       3,511,564
The Cleveland Electric Illuminating Co.
1st mtge. Ser. B, 9 1/2s, 2005               60,000          61,755              --              --         150,000         154,388
Toledo Edison Co. med. term notes
9.22s, 2021                                      --              --              --              --         500,000         543,280
TXU Corp. sr. notes Ser. J, 6 3/8s, 2006         --              --       4,585,000       4,731,307       3,000,000       3,095,730
                                                     --------------                  --------------                  --------------
                                                          5,271,047                      33,909,820                      25,584,245

Electrical Equipment                                            --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Avista Corp. 144A sr. notes 9 3/4s, 2008         --              --       3,250,000       3,402,653       2,230,000       2,334,743

Energy                                                         0.2%                            0.4%                            0.7%
-----------------------------------------------------------------------------------------------------------------------------------
BRL Universal Equipment sec. notes 8 7/8s,
2008                                        370,000         364,450       2,960,000       2,915,600       2,220,000       2,186,700
Grant Prideco, Inc. company guaranty
Ser. B, 9 5/8s, 2007                        250,000         237,500              --              --         130,000         123,500
Hanover Equipment Trust 144A
sec. notes 8 1/2s, 2008                     240,000         238,200              --              --         120,000         119,100
Key Energy Services, Inc. company
guaranty Ser. B, 8 3/8s, 2008               250,000         248,733              --              --         120,000         119,392
Lone Star Technologies, Inc. 144A
sr. sub. notes 9s, 2011                     210,000         176,400              --              --         100,000          84,000
Parker Drilling Corp. company guaranty
Ser. D, 9 3/4s, 2006                        505,000         499,950              --              --         250,000         247,500
Pride Petroleum Services, Inc. sr. notes
9 3/8s, 2007                              1,000,000       1,030,000       2,130,000       2,193,900       1,870,000       1,926,100
R&B Falcon Corp. sr. notes Ser. B,
6 3/4s, 2005                                900,000         933,003              --              --         290,000         300,634
Transocean Sedco Forex, Inc. notes
6 5/8s, 2011                                     --              --       3,830,000       3,762,384       2,210,000       2,170,984
                                                     --------------                  --------------                  --------------
                                                          3,728,236                       8,871,884                       7,277,910

Entertainment                                                  0.2%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2009                                520,000         452,400              --              --         113,000          98,310
Cinemark USA, Inc. sr. sub. notes Ser. B,
8 1/2s, 2008                                675,000         526,500              --              --         290,000         226,200
Premier Parks, Inc. sr. notes 9 3/4s, 2007  690,000         652,050              --              --         230,000         217,350
Premier Parks, Inc. sr. notes 9 1/4s, 2006   13,000          12,285              --              --          80,000          75,600
Silver Cinemas, Inc. sr. sub. notes
10 1/2s, 2005 (In default) (NON)            450,000              45              --              --         110,000              11
Six Flags Corp. sr. notes 8 7/8s, 2006      500,000         490,000              --              --         400,000         392,000
Six Flags, Inc. sr. notes 9 1/2s, 2009      230,000         216,200              --              --              --              --
United Artists Theatre sr. sub. notes
Ser. B, 9 3/4s, 2008 (In default) (NON)   1,650,000          66,000              --              --         435,000          17,400
                                                     --------------                  --------------                  --------------
                                                          2,415,480                              --                       1,026,871

Financial                                                      0.1%                            1.0%                            1.7%
-----------------------------------------------------------------------------------------------------------------------------------
Advanta Corp. 144A company guaranty
Ser. B, 8.99s, 2026                              --              --         100,000          64,000          85,000          54,400
AMRESCO, Inc. sr. sub. notes Ser. 97-A,
10s, 2004 (In default) (NON)                101,000          38,380              --              --          30,000          11,400
AMRESCO, Inc. sr. sub. notes Ser. 98-A,
9 7/8s, 2005 (In default) (NON)             400,000         152,000              --              --         210,000          79,800
Associates Corp. sr. notes 6 1/4s, 2008          --              --       4,195,000       4,290,856       2,820,000       2,884,437
Conseco Financing Trust II company
guaranty 8.7s, 2026                         310,000         148,800       3,540,000       1,699,200       2,860,000       1,372,800
Conseco, Inc. sr. notes 10 3/4s, 2008       490,000         382,200              --              --         400,000         312,000
Conseco Financial Corp. sr. sub. notes
10 1/4s, 2002                                    --              --       1,806,000       1,715,700         980,000         931,000
Conseco Finance Trust III, Inc. bonds
8.796s, 2027                              1,360,000         652,800              --              --         600,000         288,000
Imperial Credit Industries, Inc.
sec. notes 12s, 2005                        244,000         122,000              --              --         128,000          64,000
Markel Capital Trust I company guaranty
Ser. B, 8.71s, 2046                              --              --       2,250,000       1,724,558       1,750,000       1,341,323
Nisource Finance Corp. company guaranty
Ser. B, 7 5/8s, 2005                             --              --       4,690,000       5,098,827       2,210,000       2,402,646
Ocwen Capital Trust I company
guaranty 10 7/8s, 2027                       70,000          53,900              --              --          15,000          11,550
Ocwen Federal Bank sub. deb.
12s, 2005                                   102,000          94,860              --              --          55,000          51,150
Ocwen Financial Corp. notes 11 7/8s,
2003                                        140,000         133,000              --              --          80,000          76,000
Superior Financial 144A sr. notes
8.65s, 2003                                      --              --              --              --         240,000         246,245
TIG Capital Trust I 144A bonds
8.597s, 2027                                     --              --       8,995,000       6,210,238       5,955,000       4,111,392
TIG Holdings, Inc. notes 8 1/8s, 2005            --              --       3,938,000       3,757,679       2,370,000       2,261,478
Willis Corroon Corp. 144A
company guaranty 9s, 2009                   230,000         232,300              --              --         110,000         111,100
                                                     --------------                  --------------                  --------------
                                                          2,010,240                      24,561,058                      16,610,721

Food                                                           0.2%                            0.2%                            0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Aurora Foods, Inc. 144A sr. sub. notes
Ser. D, 9 7/8s, 2007                        990,000         801,900              --              --         510,000         413,100
Del Monte Corp. 144A sr. sub. notes
9 1/4s, 2011                                210,000         212,100              --              --         100,000         101,000
Doane Pet Care Co. sr. sub. deb.
9 3/4s, 2007                                940,000         737,900              --              --         470,000         368,950
Eagle Family Foods company guaranty
Ser. B, 8 3/4s, 2008                         80,000          48,000              --              --          40,000          24,000
Premier International Foods PLC sr. notes
12s, 2009 (United Kingdom)                  430,000         436,450              --              --         210,000         213,150
RAB Enterprises, Inc. company guaranty
10 1/2s, 2005                               700,000         371,000              --              --         160,000          84,800
Unilever Capital Corp. company
guaranty 7 1/8s, 2010                            --              --       4,545,000       4,988,637       3,840,000       4,214,822
Vlasic Foods International, Inc. sr. sub.
notes Ser. B, 10 1/4s, 2009 (In default)
(NON)                                            --              --              --              --         240,000          57,600
                                                     --------------                  --------------                  --------------
                                                          2,607,350                       4,988,637                       5,477,422

Gaming & Lottery                                               0.9%                            0.8%                            2.1%
-----------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009                      350,000         353,500              --              --         170,000         171,700
Argosy Gaming Co. company
guaranty 10 3/4s, 2009                      700,000         742,000              --              --         340,000         360,400
Argosy Gaming Co. sr. sub. notes
9s, 2011                                     20,000          20,000              --              --              --              --
Boyd Gaming Corp. sr. sub. notes
9 1/2s, 2007                                     --              --       2,070,000       1,925,100       1,430,000       1,329,900
Fitzgeralds Gaming Corp. company guaranty
Ser. B, 12 1/4s, 2004 (In default) (NON)    578,671         347,203              --              --         160,247          96,148
Harrah's Entertainment, Inc. company
guaranty 7 7/8s, 2005                            --              --              --              --         100,000          99,000
Harrah's Entertainment, Inc. company
guaranty 7 1/2s, 2009                     1,030,000         997,401       1,250,000       1,210,438         725,000         702,054
Harrah's Operating Co., Inc. company
guaranty 8s, 2011                           120,000         115,570              --              --         190,000         182,987
Hollywood Casino Corp. company
guaranty 11 1/4s, 2007                      960,000         960,000              --              --         480,000         480,000
Hollywood Park, Inc. company
guaranty Ser. B, 9 1/4s, 2007               280,000         232,400              --              --         140,000         116,200
Horseshoe Gaming Holdings company
guaranty 8 5/8s, 2009                     1,310,000       1,283,800              --              --         660,000         646,800
International Game Technology sr.
notes 8 3/8s, 2009                        1,030,000       1,030,000       2,390,000       2,390,000       2,150,000       2,150,000
Isle of Capri Black Hawk LLC 1st mtge.
Ser. B, 13s, 2004                           110,000         119,900              --              --         400,000         436,000
Isle of Capri Black Hawk LLC company
guaranty 8 3/4s, 2009                       284,000         252,760              --             --         140,000         124,600
Mandalay Resort Group sr. sub. notes
Ser. B, 10 1/4s, 2007                       475,000         439,375       2,810,000       2,599,250       2,410,000       2,229,250
MGM Mirage company guaranty 8 3/8s, 2011  1,150,000       1,035,000       3,080,000       2,772,000       2,705,000       2,434,500
Mohegan Tribal Gaming sr. notes
8 1/8s, 2006                                190,000         191,900         460,000         464,600         270,000         272,700
Mohegan Tribal Gaming sr. sub. notes
8 3/4s, 2009                                920,000         924,600       1,460,000       1,467,300       1,745,000       1,753,725
Park Place Entertainment Corp. sr. sub.
notes 9 3/8s, 2007                          240,000         232,800       3,660,000       3,550,200       2,640,000       2,560,800
Park Place Entertainment Corp.
sr. sub. notes 8 7/8s, 2008                 940,000         895,350              --              --         520,000         495,300
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2005                      --              --              --              --          70,000          66,150
Penn National Gaming, Inc. company
guaranty Ser. B, 11 1/8s, 2008              410,000         410,000              --              --         200,000         200,000
Riviera Black Hawk, Inc. 1st mtge.
13s, 2005                                        --              --              --              --         130,000         130,000
Station Casinos, Inc. sr. notes 8 3/8s,
2008                                        380,000         353,400       3,460,000       3,217,800       2,510,000       2,334,300
Station Casinos, Inc. sr. sub. notes
9 7/8s, 2010                                490,000         445,900              --              --         310,000         282,100
Trump A.C. 1st mtge. 11 1/4s, 2006          910,000         564,200              --              --         455,000         282,100
Trump Castle Funding, Inc. sr. sub. notes
11 3/4s, 2003                               240,000         189,600              --              --         125,000          98,750
Trump Castle Funding, Inc. sub. notes
10 1/4s, 2003                             1,120,000       1,134,000              --              --         700,000         708,750
Venetian Casino, Inc. company guaranty
12 1/4s, 2004                               465,000         423,150              --              --         230,000         209,300
                                                     --------------                  --------------                  --------------
                                                         13,693,809                      19,596,688                      20,953,514

Health Care                                                    0.4%                            0.6%                            1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Beverly Enterprises, Inc. sr. notes
9 5/8s, 2009                                670,000         703,500              --              --         330,000         346,500
DaVita, Inc. company guaranty Ser. B,
9 1/4s, 2011                                490,000         507,150              --              --              --              --
HCA, Inc. deb. 7.19s, 2015                  550,000         508,750       2,425,000       2,243,125       1,480,000       1,369,000
HCA, Inc. med. term notes 7.69s, 2025        80,000          74,800         200,000         187,000          70,000          65,450
HCA, Inc. notes 8 3/4s, 2010                550,000         594,000              --              --         930,000       1,004,400
HCA, Inc. notes 8.36s, 2024                  50,000          49,500              --              --         125,000         123,750
HCA, Inc. notes 7 1/4s, 2008                     --              --          35,000          35,525              --              --
HCA, Inc. notes 7s, 2007                    230,000         230,000              --              --         100,000         100,000
HCA, Inc. sr. notes 7 7/8s, 2011            930,000         957,900       2,370,000       2,441,100       1,890,000       1,946,700
HCA-The Healthcare Co.
med. term notes 6.63s, 2045                 270,000         272,049         640,000         644,858         530,000         534,023
Healthsouth Corp. sr. sub. notes 10 3/4s,
2008                                        680,000         734,400       3,750,000       4,050,000       3,030,000       3,272,400
Integrated Health Services, Inc. sr. sub.
notes Ser. A, 9 1/2s, 2007 (In default)
(NON)                                       810,000           3,637              --              --         220,000             988
Integrated Health Services, Inc. sr. sub.
notes Ser. A, 9 1/4s, 2008 (In default)
(NON)                                       250,000           1,123              --              --          60,000             269
Lifepoint Hospital Holdings company
guaranty Ser. B, 10 3/4s, 2009              120,000         132,900              --              --          70,000          77,525
Mariner Post-Acute Network, Inc. sr. sub.
notes Ser. B, 9 1/2s,
2007 (In default) (NON)                   1,160,000           8,097              --              --         170,000           1,187
Mariner Post-Acute Network, Inc. sr. sub.
notes stepped-coupon Ser. B, zero % (10
1/2s, 11/1/02), 2007 (In default) (NON)
(STP)                                       230,000           1,605              --              --         100,000             698
Multicare Companies, Inc. sr. sub. notes
9s, 2007 (In default) (NON)               1,410,000          56,400              --              --         330,000          13,200
Paracelsus Healthcare sr. sub. notes
10s, 2006 (In default) (NON)                505,000         159,706              --              --         115,000          36,369
Tenet Healthcare Corp. sr. notes
8s, 2005                                         --              --              --              --         370,000         397,750
Tenet Healthcare Corp. sr. notes Ser. B,
8 1/8s, 2008                                     --              --       3,190,000       3,381,400       2,310,000       2,448,600
Tenet Healthcare Corp. sr. sub. notes
8 5/8s, 2007                                     --              --       2,650,000       2,769,250       2,010,000       2,100,450
Triad Hospitals, Inc. company guaranty
Ser. B, 8 3/4s, 2009                        390,000         397,800              --              --          60,000          61,200
Triad Hospitals Holdings company
guaranty Ser. B, 11s, 2009                1,095,000       1,182,600              --              --         680,000         734,400
Vanguard Health Systems, Inc. 144A sr.
sub. notes 9 3/4s, 2011                     430,000         440,750              --              --         210,000         215,250
                                                     --------------                  --------------                  --------------
                                                          7,016,667                      15,752,258                      14,850,109

Homebuilding                                                   0.3%                            0.2%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc. company
guaranty 8 5/8s, 2011                       430,000         412,800              --              --         210,000         201,600
D.R. Horton, Inc. company guaranty
10s, 2006                                   120,000         117,000              --              --         290,000         282,750
D.R. Horton, Inc. company guaranty
8 3/8s, 2004                                     --              --       1,400,000       1,337,000         920,000         878,600
D.R. Horton, Inc. company guaranty
8s, 2009                                    540,000         486,000         810,000         729,000         580,000         522,000
Del Webb Corp. sr. sub. deb.
9 3/8s, 2009                                150,000         151,500              --              --         140,000         141,400
Del Webb Corp. sr. sub. debs
9 3/4s, 2008                                160,000         163,200              --              --          90,000          91,800
Del Webb Corp. sr. sub. debs 9s, 2006       290,000         292,175              --              --          20,000          20,150
K. Hovnanian Enterprises, Inc.
company guaranty 10 1/2s, 2007              480,000         475,200              --              --         250,000         247,500
K. Hovnanian Enterprises, Inc.
company guaranty 9 1/8s, 2009               220,000         204,600              --              --         100,000          93,000
KB Home sr. sub. notes 9 1/2s, 2011         720,000         673,200              --              --         350,000         327,250
Lennar Corp. company guaranty Ser. B,
9.95s, 2010                                 110,000         116,050         530,000         559,150         560,000         590,800
Lennar Corp. sr. notes 7 5/8s, 2009         480,000         451,200              --              --         150,000         141,000
M.D.C. Holdings, Inc. sr. notes
8 3/8s, 2008                                 60,000          57,975              --              --          30,000          28,988
Ryland Group, Inc. sr. notes
9 3/4s, 2010                                560,000         575,400              --              --         270,000         277,425
Standard Pacific Corp. sr. notes
9 1/2s, 2010                                500,000         465,000              --              --         240,000         223,200
Toll Corp. company guaranty
8 1/8s, 2009                                220,000         198,000         390,000         351,000         230,000         207,000
Toll Corp. sr. sub. notes
8 1/4s, 2011                                     --              --       1,750,000       1,583,750              --              --
                                                     --------------                  --------------                  --------------
                                                          4,839,300                       4,559,900                       4,274,463

Investment Banking/Brokerage                                    --%                            0.2%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The) bonds
6 7/8s, 2011                                     --              --       2,210,000       2,285,759       1,260,000       1,303,193
Morgan Stanley Dean Witter & Co. sr.
notes 6 3/4s, 2011                               --              --       3,650,000       3,759,281       2,350,000       2,420,359
                                                     --------------                  --------------                  --------------
                                                                 --                       6,045,040                       3,723,552

Lodging/Tourism                                                0.3%                            0.5%                            1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Felcor Lodging company guaranty 9 1/2s,
2008                                        350,000         301,000       1,770,000       1,522,200       1,590,000       1,367,400
Felcor Lodging 144A sr. notes
8 1/2s, 2011                                300,000         270,000              --              --         170,000         153,000
HMH Properties, Inc. company guaranty
Ser. B, 7 7/8s, 2008                      2,730,000       2,197,650       8,490,000       6,834,450       7,475,000       6,017,375
HMH Properties, Inc. sr. notes Ser. C,
8.45s, 2008                                      --              --              --              --          10,000           8,400
Host Marriott L.P. sr. notes Ser. E,
8 3/8s, 2006                                100,000          89,000         320,000         284,800              --              --
ITT Corp. notes 6 3/4s, 2005                450,000         439,763       1,665,000       1,627,121         975,000         952,819
John Q. Hammons Hotels, Inc.
1st mtge. 8 7/8s, 2004                      660,000         607,200              --              --         290,000         266,800
Meristar Hospitality Corp. 144A
sr. notes 9 1/8s, 2011                      630,000         478,800              --              --         310,000         235,600
Meristar Hospitality Corp. 144A
sr. notes 9s, 2008                               --              --       2,960,000       2,397,600       2,040,000       1,652,400
                                                     --------------                  --------------                  --------------
                                                          4,383,413                      12,666,171                      10,653,794

Machinery                                                      0.2%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Briggs & Stratton company guaranty
8 7/8s, 2011                              1,010,000         994,052              --              --         490,000         482,263
Case Corp. notes 7 1/4s, 2016               680,000         489,600       1,950,000       1,404,000       1,680,000       1,209,600
Case Corp. notes 7 1/4s, 2005               170,000         149,600              --              --          80,000          70,400
Terex Corp. company guaranty
8 7/8s, 2008                                130,000         119,763              --              --          60,000          55,275
Terex Corp. company guaranty Ser. B,
10 3/8s, 2011                               120,000         114,000              --              --          60,000          57,000
Terex Corp. company guaranty Ser. D,
8 7/8s, 2008                                620,000         564,200              --              --         320,000         291,200
                                                     --------------                  --------------                  --------------
                                                          2,431,215                       1,404,000                       2,165,738

Manufacturing                                                  0.2%                             --%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Agco Corp. 144A sr. notes 9 1/2s, 2008      520,000         514,800              --              --         260,000         257,400
Blount, Inc. company guaranty 13s, 2009   1,895,000         814,850              --              --         940,000         404,200
Day International Group, Inc.
company guaranty 9 1/2s, 2008               550,000         412,500              --              --         200,000         150,000
Flowserve Corp. company guaranty
12 1/4s, 2010                               805,000         841,225              --              --         400,000         418,000
Insilco Holding Co. sr. disc. notes
stepped-coupon zero % (14s, 8/15/03),
2008 (STP)                                  320,000          48,000              --              --         150,000          22,500
Motors and Gears, Inc. sr. notes Ser. D,
10 3/4s, 2006                             1,125,000       1,057,500              --              --         560,000         526,400
Roller Bearing Co. company guaranty
Ser. B, 9 5/8s, 2007                        250,000         212,500              --              --         230,000         195,500
                                                     --------------                  --------------                  --------------
                                                          3,901,375                              --                       1,974,000

Media                                                           --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc. bonds 7 5/8s, 2031         --              --       4,800,000       4,884,912       2,200,000       2,238,918
Quebecor Media, Inc. 144A sr. disc. notes
stepped-coupon zero % (13 3/4s, 7/15/06),
2011 (Canada) (STP)                         370,000         188,700              --              --         180,000          91,800
Quebecor Media, Inc. 144A sr. notes
11 1/8s, 2011 (Canada)                      370,000         366,300              --              --         180,000         178,200
                                                     --------------                  --------------                  --------------
                                                            555,000                       4,884,912                       2,508,918

Medical Services                                               0.2%                             --%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
AmerisourceBergen Corp. 144A
sr. notes 8 1/8s, 2008                      370,000         379,250              --              --         180,000         184,500
Magellan Health Services, Inc. sr. sub.
notes 9s, 2008                              700,000         672,000              --              --         330,000         316,800
Magellan Health Services, Inc. 144A
sr. notes 9 3/8s, 2007                      410,000         415,125              --              --         220,000         222,750
Mediq, Inc. company guaranty 11s,
2008 (In default) (NON)                     510,000           5,100              --              --         130,000           1,300
Mediq, Inc. deb. stepped-coupon zero %
(13s, 6/1/03), 2009 (In default) (NON)
(STP)                                       410,000              41              --              --         100,000              10
Omnicare, Inc. 144A sr. sub. notes
8 1/8s, 2011                                380,000         387,600              --              --         160,000         163,200
Service Corp. International notes
6s, 2005                                    930,000         781,200              --              --         500,000         420,000
Stewart Enterprises, Inc. notes
10 3/4s, 2008                               470,000         495,850              --              --         230,000         242,650
Sun Healthcare Group, Inc. sr. sub. notes
Ser. B, 9 1/2s, 2007 (In default) (NON)     250,000              25              --              --              --              --
                                                     --------------                  --------------                  --------------
                                                          3,136,191                              --                       1,551,210

Medical Technology                                             0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
ALARIS Medical, Inc. sr. disc. notes
stepped-coupon zero % (11 1/8s, 8/1/03),
2008 (STP)                                  410,000         180,400              --              --         480,000         211,200
ALARIS Medical Systems, Inc. 144A
company guaranty 9 3/4s, 2006               295,000         236,000              --              --              --              --
Bio-Rad Labs Corp. sr. sub. notes
11 5/8s, 2007                               250,000         270,000              --              --         120,000         129,600
Hanger Orthopedic Group, Inc.
sr. sub. notes 11 1/4s, 2009                330,000         234,300              --              --         160,000         113,600
Kinetic Concepts, Inc. company guaranty
Ser. B, 9 5/8s, 2007                        465,000         451,050              --              --         240,000         232,800
Quest Diagnostics, Inc. company
guaranty 7 1/2s, 2011                       630,000         659,793              --              --         310,000         324,660
                                                     --------------                  --------------                  --------------
                                                          2,031,543                              --                       1,011,860

Metals                                                         0.3%                            0.3%                            0.8%
-----------------------------------------------------------------------------------------------------------------------------------
AK Steel Corp. company guaranty 7 7/8s,
2009                                      1,725,000       1,604,250       3,520,000       3,273,600       3,260,000       3,031,800
AK Steel Corp. sr. notes 9 1/8s, 2006        60,000          58,500         510,000         497,250         715,000         697,125
Alcoa, Inc. notes 6 3/4s, 2028                   --              --       3,575,000       3,482,372       2,310,000       2,250,148
Anker Coal Group, Inc. company guaranty
Ser. B, 14 1/4s, 2007  (PIK)                426,325         183,320              --              --         205,800          88,494
Kaiser Aluminum & Chemical Corp. sr. sub.
notes 12 3/4s, 2003                       1,695,000       1,220,400              --              --         845,000         608,400
LTV Corp. company guaranty 11 3/4s, 2009
(In default) (NON) (STP)                    910,000          18,200       1,490,000          29,800       1,790,000          35,800
National Steel Corp. 1st mtge. Ser. D,
9 7/8s, 2009                                300,000         114,000              --              --         150,000          57,000
Oregon Steel Mills 1st mtge. 11s, 2003      280,000         261,800              --              --         150,000         140,250
P&L Coal Holdings Corp. company
guaranty Ser. B, 9 5/8s, 2008               260,000         269,100              --              --         123,000         127,305
United States Steel, LLC 144A
company guaranty 10 3/4s, 2008              800,000         728,000              --              --         390,000         354,900
WCI Steel, Inc. sr. notes Ser. B, 10s,
2004                                        700,000         504,000              --              --         350,000         252,000
Wheeling-Pittsburgh Steel Corp.
sr. notes 9 1/4s, 2007 (In default)
(NON)                                            --              --              --              --         250,000           6,563
WHX Corp. sr. notes 10 1/2s, 2005           320,000         131,200              --              --         130,000          53,300
                                                     --------------                  --------------                  --------------
                                                          5,092,770                       7,283,022                       7,703,085

Natural Gas Utilities                                           --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Enron Corp. notes Ser. A, 8 3/8s, 2005           --              --       3,990,000       4,303,175       2,545,000       2,744,757

Oil & Gas                                                      0.6%                            1.1%                            2.4%
-----------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. notes 5.9s, 2006              --              --       3,920,000       3,987,346       2,560,000       2,611,200
Belco Oil & Gas Corp. sr. sub. notes
Ser. B, 8 7/8s, 2007                        900,000         891,000              --              --         220,000         217,800
Chesapeake Energy Corp. company
guaranty 8 1/8s, 2011                     1,680,000       1,579,200              --              --         840,000         789,600
El Paso Energy Partners L.P. 144A company
guaranty 8 1/2s, 2011                       375,000         375,000              --              --         230,000         230,000
Forest Oil Corp. company guaranty
10 1/2s, 2006                               200,000         202,000              --              --         100,000         101,000
Forest Oil Corp. 144A sr. notes 8s, 2008    410,000         397,700              --              --         200,000         194,000
Giant Industries Corp. company
guaranty 9s, 2007                            40,000          36,800              --              --          20,000          18,400
HS Resources, Inc. company guaranty
9 1/4s, 2006                                 70,000          73,150              --              --          90,000          94,050
HS Resources, Inc. sr. sub. notes Ser. B,
9 1/4s, 2006                                260,000         271,050              --              --         270,000         281,475
K N Energy, Inc. sr. notes 6.45s, 2003           --              --       3,770,000       3,883,703       2,110,000       2,173,638
Leviathan Gas Corp. company guaranty
Ser. B, 10 3/8s, 2009                       430,000         457,950       2,385,000       2,540,025       1,825,000       1,943,625
Newfield Exploration Co. sr. notes
7 5/8s, 2011                                560,000         559,300              --              --         280,000         279,650
Nuevo Energy Co. sr. sub. notes Ser. B,
9 1/2s, 2008                                     --              --       1,410,000       1,332,450         970,000         916,650
Nuevo Energy Co. sr. sub. notes Ser. B,
9 3/8s, 2010                                490,000         456,925              --              --         240,000         223,800
Ocean Energy, Inc. company guaranty
Ser. B, 8 7/8s, 2007                        830,000         876,870              --              --         140,000         147,906
Ocean Energy, Inc. company guaranty
Ser. B, 8 3/8s, 2008                        140,000         146,388         350,000         365,971         480,000         501,902
Parker & Parsley Co. sr. notes
8 7/8s, 2005                                     --              --         330,000         331,650         170,000         170,850
Pioneer Natural Resources Co. company
guaranty 9 5/8s, 2010                     1,170,000       1,246,050         900,000         958,500       3,500,000       3,727,500
Pogo Producing Co. sr. sub. notes Ser. B,
8 1/4s, 2011                                200,000         199,000              --              --         100,000          99,500
Port Arthur Finance Corp. company guaranty
12 1/2s, 2009                                    --              --       1,350,000       1,363,500       1,190,000       1,201,900
Seven Seas Petroleum sr. notes Ser. B,
12 1/2s, 2005                                    --              --              --              --          60,000          27,000
Snyder Oil Corp. sr. sub. notes
8 3/4s, 2007                                     --              --          90,000          95,197          30,000          31,732
Stone Energy Corp. company guaranty
8 3/4s, 2007                                320,000         310,400              --              --         150,000         145,500
Transcontinental Gas Pipe Corp. 144A notes
7s, 2011                                         --              --       3,645,000       3,702,700       2,355,000       2,392,280
Triton Energy, Ltd. sr. notes 8 7/8s,
2007 (Cayman Islands)                       340,000         374,000              --              --         170,000         187,000
Union Pacific Resources Group, Inc.
notes 7.3s, 2009                                 --              --       5,285,000       5,572,081       3,145,000       3,315,836
Vintage Petroleum, Inc. sr. sub. notes
9 3/4s, 2009                                710,000         750,825       1,770,000       1,871,775       1,775,000       1,877,063
Vintage Petroleum, Inc. sr. sub. notes
7 7/8s, 2011                                250,000         246,875              --              --         130,000         128,375
XTO Energy, Inc. 144A sr. sub. notes
Ser. B, 8 3/4s, 2009                        100,000         102,000              --              --          60,000          61,200
                                                     --------------                  --------------                  --------------
                                                          9,552,483                      26,004,898                      24,090,432

Paper & Forest Products                                        0.5%                            0.5%                            1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Doman Industries, Ltd. sr. notes 8 3/4s,
2004 (Canada)                               570,000         216,600              --              --         285,000         108,300
Fibermark, Inc. 144A sr. notes
10 3/4s, 2011                               300,000         267,000              --              --         150,000         133,500
Four M Corp. sr. notes Ser. B, 12s, 2006    685,000         602,800              --              --         340,000         299,200
Gaylord Container Corp. sr. notes
Ser. B, 9 3/4s, 2007                        260,000         187,200              --              --         150,000         108,000
Gaylord Container Corp. sr. notes
Ser. B, 9 3/8s, 2007                        340,000         244,800              --              --         130,000          93,600
Georgia-Pacific Group notes
8 7/8s, 2031                                     --              --       3,930,000       3,855,783       2,690,000       2,639,200
Georgia-Pacific Group notes
7 1/2s, 2006                                     --              --       1,935,000       1,961,761       1,240,000       1,257,149
International Paper Co. notes
8 1/8s, 2005                                     --              --       3,335,000       3,607,975       1,705,000       1,844,557
Norampac, Inc. sr. notes 9 1/2s,
2008 (Canada)                                    --              --         690,000         700,350         540,000         548,100
Pacifica Papers, Inc. sr. notes 10s,
2009 (Canada)                               610,000         619,150              --              --         340,000         345,100
Potlatch Corp. 144A sr. sub. notes
10s, 2011                                   730,000         740,424              --              --         340,000         344,855
Riverwood International Corp. company
guaranty 10 7/8s, 2008                    1,485,000       1,381,050              --              --         535,000         497,550
Riverwood International Corp.
company guaranty 10 5/8s, 2007                   --              --              --              --         190,000         191,900
Stone Container Corp. sr. notes
12.58s, 2016                                350,000         349,125              --              --          40,000          39,900
Stone Container Corp. sr. notes
9 3/4s, 2011                              1,860,000       1,887,900              --              --       1,060,000       1,075,900
Tembec Industries, Inc. company guaranty
8 5/8s, 2009 (Canada)                     1,560,000       1,552,200       1,080,000       1,074,600       1,700,000       1,691,500
                                                     --------------                  --------------                  --------------
                                                          8,048,249                      11,200,469                      11,218,311

Power Producers                                                0.3%                            0.4%                            0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Calpine Corp. sr. notes 10 1/2s, 2006       150,000         153,000       1,000,000       1,020,000         250,000         255,000
Calpine Corp. sr. notes 8 3/4s, 2007             --              --              --              --          80,000          79,887
Calpine Corp. sr. notes 8 5/8s, 2010        350,000         342,937              --              --              --              --
Calpine Corp. sr. notes 8 1/2s, 2011      1,030,000         999,790              --              --         520,000         504,748
Calpine Corp. sr. notes 7 7/8s, 2008        450,000         434,557         380,000         366,959         730,000         704,948
Calpine Corp. sr. notes 7 3/4s, 2009        280,000         262,195       2,350,000       2,200,564       2,085,000       1,952,415
Midland Funding II Corp. deb. Ser. A,
11 3/4s, 2005                             1,390,000       1,545,652       3,170,000       3,524,977       2,709,000       3,012,354
Midland Funding II Corp. deb. Ser. B,
13 1/4s, 2006                                    --              --         395,000         467,972          80,000          94,779
Tiverton/Rumford Power Associates, Ltd.
144A pass-through certificates 9s, 2018     560,000         548,890       2,370,000       2,322,979       1,920,000       1,881,907
York Power Funding 144A notes 12s,
2007 (Cayman Islands)                            --              --         660,000         666,600         242,000         244,420
                                                     --------------                  --------------                  --------------
                                                          4,287,021                      10,570,051                       8,730,458

Publishing                                                     0.2%                             --%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Affinity Group Holdings sr. notes
11s, 2007                                 1,165,000         897,050              --              --         579,000         445,830
CanWest Media, Inc. 144A sr. sub.
notes 10 5/8s, 2011 (Canada)                380,000         374,300              --              --         190,000         187,150
Garden State Newspapers, Inc. sr. sub.
notes 8 5/8s, 2011                           50,000          45,000              --              --          90,000          81,000
Garden State Newspapers, Inc. sr. sub.
notes Ser. B, 8 3/4s, 2009                  395,000         339,700              --              --         145,000         124,700
Hollinger International Publishing, Inc.
company guaranty 9 1/4s, 2007               250,000         230,000              --              --         120,000         110,400
Hollinger Participation Trust 144A sr.
notes 12 1/8s, 2010 (Canada)                250,000         185,000              --              --         120,000          88,800
Key3media Group, Inc. company guaranty
11 1/4s, 2011                               240,000         172,800              --              --         120,000          86,400
Perry-Judd company guaranty
10 5/8s, 2007                               615,000         510,450              --              --         130,000         107,900
PRIMEDIA, Inc. company guaranty
7 5/8s, 2008                                510,000         331,500              --              --         260,000         169,000
PRIMEDIA, Inc. company guaranty
Ser. B, 8 1/2s, 2006                        390,000         356,850              --              --         170,000         155,550
PRIMEDIA, Inc. 144A sr. notes
8 7/8s, 2011                                370,000         277,500              --              --         200,000         150,000
                                                     --------------                  --------------                  --------------
                                                          3,720,150                              --                       1,706,730

Railroads                                                      0.1%                            0.3%                            0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.
debs. 7.95s, 2030                                --              --       2,105,000       2,264,475       1,220,000       1,312,427
Canadian National Railway Co. bonds
7 3/8s, 2031 (Canada)                            --              --       1,570,000       1,611,291       1,010,000       1,036,563
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008                       785,000         800,700       1,000,000       1,020,000       1,400,000       1,428,000
Railamerica Transportation Corp. company
guaranty 12 7/8s, 2010                      720,000         734,400              --              --         360,000         367,200
Transportation Manufacturing Operations,
Inc. company guaranty 11 1/4s, 2009              --              --              --              --          60,000          24,600
Union Pacific Corp. notes 7 3/8s, 2009           --              --       3,306,000       3,561,818       2,255,000       2,429,492
                                                     --------------                  --------------                  --------------
                                                          1,535,100                       8,457,584                       6,598,282

Real Estate                                                     --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP sr. notes 7s, 2011              --              --       2,790,000       2,853,016       1,780,000       1,820,204
iStar Financial, Inc. sr. notes 8 3/4s,
2008                                        260,000         249,600              --              --         130,000         124,800
                                                     --------------                  --------------                  --------------
                                                            249,600                       2,853,016                       1,945,004

Regional Bells                                                  --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Madison River Capital Corp. sr. notes
13 1/4s, 2010                               480,000         292,800              --              --         240,000         146,400

Restaurants                                                     0.1 %                           0.1 %                           0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Domino's, Inc. company guaranty Ser. B,
10 3/8s, 2009                               230,000         234,600              --              --         140,000         142,800
Sbarro, Inc. company guaranty
11s, 2009                                   555,000         510,600              --              --         275,000         253,000
Tricon Global Restaurants, Inc.
sr. notes 8 7/8s, 2011                      140,000         141,400              --              --          50,000          50,500
Tricon Global Restaurants, Inc. sr. notes
7.65s, 2008                                 560,000         540,400       2,120,000       2,045,800       1,750,000       1,688,750
Tricon Global Restaurants, Inc.
sr. notes 7.45s, 2005                       460,000         453,100              --              --         230,000         226,550
                                                     --------------                  --------------                  --------------
                                                          1,880,100                       2,045,800                       2,361,600

Retail                                                         0.3%                            0.5%                            1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Amazon.com, Inc. sr. sub. notes
stepped-coupon zero % (10s, 5/1/03), 2008
(STP)                                       640,000         425,600              --              --         320,000         212,800
Autonation, Inc. 144A sr. notes 9s, 2008    490,000         460,600              --              --         240,000         225,600
Fleming Companies, Inc. company
guaranty 10 1/8s, 2008                      750,000         757,500              --              --         370,000         373,700
Fleming Companies, Inc. company guaranty
Ser. B, 10 1/2s, 2004                       230,000         227,700              --              --         110,000         108,900
Great Atlantic & Pacific Tea Co.
notes 7 3/4s, 2007                          180,000         158,400              --              --          90,000          79,200
Great Atlantic & Pacific Tea Co.
sr. notes 7.7s, 2004                        170,000         158,100              --              --          80,000          74,400
J. Crew Operating Corp. 144A
sr. sub. notes 10 3/8s, 2007                280,000         218,400              --              --         135,000         105,300
K mart Corp. deb. 7 3/4s, 2012               10,000           8,700           5,000           4,350          10,000           8,700
K mart Corp. med. term notes
8.85s, 2011                                 140,000         131,011         350,000         327,527         120,000         112,295
K mart Corp. notes 9 3/8s, 2006              20,000          18,800       1,140,000       1,071,600         180,000         169,200
K mart Corp. notes 8 3/8s, 2004             250,000         238,750       2,990,000       2,855,450       2,980,000       2,845,900
K mart Corp. 144A notes
9 7/8s, 2008                                360,000         334,800       4,830,000       4,491,900       3,490,000       3,245,700
Mothers Work, Inc. sr. notes
12 5/8s, 2005                                40,000          37,600              --              --          20,000          18,800
Penney (J.C.) Co., Inc. notes 7.6s, 2007    690,000         639,975       2,350,000       2,179,625       1,950,000       1,808,625
Saks, Inc. company guaranty
8 1/4s, 2008                                360,000         270,000       1,700,000       1,275,000       1,300,000         975,000
Saks, Inc. company guaranty
7 1/2s, 2010                                960,000         624,000              --              --         780,000         507,000
Southland Corp. deb. Ser. A,
4 1/2s, 2004                                     --              --              --              --          20,000          17,300
Southland Corp. sr. sub. deb. 5s, 2003      135,000         131,175         350,000         340,085         165,000         160,326
                                                     --------------                  --------------                  --------------
                                                          4,841,111                      12,545,537                      11,048,746

Semiconductor                                                   --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp.
company guaranty 10 3/8s, 2007                   --              --              --              --          50,000          47,500
Fairchild Semiconductor Corp.
sr. sub. notes 10 1/8s, 2007                405,000         375,638              --              --          80,000          74,200
                                                     --------------                  --------------                  --------------
                                                            375,638                              --                         121,700

Shipping                                                       0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Eletson Holdings 1st pfd. mtge. notes
9 1/4s, 2003 (Greece)                            --              --         585,000         585,000         480,000         480,000
Kitty Hawk, Inc. company guaranty
9.95s, 2004 (In default) (NON)                   --              --              --              --          70,000          10,150
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006               650,000         630,500              --              --         330,000         320,100
Navistar International Corp. sr. notes
Ser. B, 8s, 2008                            680,000         598,400         210,000         184,800         590,000         519,200
Newport News Shipbuilding, Inc.
sr. notes 8 5/8s, 2006                       90,000          91,800              --              --          40,000          40,800
Travel Centers of America
notes 12 3/4s, 2009                         130,000         130,000              --              --          60,000          60,000
                                                     --------------                  --------------                  --------------
                                                          1,450,700                         769,800                       1,430,250

Software                                                        --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Telehub Communications Corp. company
guaranty stepped-coupon zero % (13 7/8s,
7/31/02), 2005  (In default) (NON) (STP)    290,000              29              --              --          80,000               8

Specialty Printing                                              --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Von Hoffman Press, Inc. 144A
sr. sub. notes 13 1/2s, 2009                129,462         103,570              --              --          30,783          24,626
Von Hoffman Press, Inc. 144A
sr. sub. notes 10 3/8s, 2007                125,000         111,250              --              --          30,000          26,700
                                                     --------------                  --------------                  --------------
                                                            214,820                              --                          51,326

Technology                                                     0.1%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc. sr. notes 9 1/4s,
2006                                         10,000           8,300       1,590,000       1,319,700       1,260,000       1,045,800
Amkor Technologies, Inc. Structured Notes
12.58s (issued by STEERS Credit Linked
Trust 2000), 2005                           270,000         248,400              --              --         140,000         128,800
Amkor Technology, Inc. sr. notes
9 1/4s, 2008                                320,000         256,000              --              --          60,000          48,000
Flextronics International, Ltd. sr. sub.
notes 9 7/8s, 2010 (Singapore)                   --              --         340,000         333,200         160,000         156,800
Lucent Technologies, Inc. debs.
6.45s, 2029                                 890,000         569,600              --              --         440,000         281,600
SCG Holding & Semiconductor Corp.
company guaranty 12s, 2009                  310,000         155,000              --              --         150,000          75,000
Telecommunications Techniques, Inc.
company guaranty 9 3/4s, 2008               360,000         252,000              --              --         180,000         126,000
Viasystems, Inc. sr. notes Ser. B,
9 3/4s, 2007                                700,000         140,000              --              --         225,000          45,000
Viasystems, Inc. sr. sub. notes
9 3/4s, 2007                                     --              --              --              --          10,000           2,000
                                                     --------------                  --------------                  --------------
                                                          1,629,300                       1,652,900                       1,909,000

Technology Services                                            0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Equinix, Inc. sr. notes 13s, 2007           570,000         199,500              --              --         540,000         189,000
Exodus Communications, Inc. sr. notes
11 5/8s, 2010                                80,000           9,200              --              --              --              --
Exodus Communications, Inc. sr. notes
10 3/4s, 2009                               430,000          47,300              --              --         280,000          30,800
Exodus Communications, Inc. 144A sr. notes
11 1/4s, 2008 (In default) (NON)            320,000          36,800              --              --         130,000          14,950
Firstworld Communication Corp. sr. disc.
notes stepped-coupon zero % (13s,
4/15/03), 2008 (STP)                        520,000          20,800              --              --         360,000          14,400
Globix Corp. sr. notes 12 1/2s, 2010        405,000          93,150              --              --         210,000          48,300
Iron Mountain, Inc. company guaranty
8 3/4s, 2009                                665,000         671,650              --              --         505,000         510,050
Iron Mountain, Inc. company guaranty
8 1/8s, 2008 (Canada)                       180,000         175,500              --              --          90,000          87,750
Iron Mountain, Inc. sr. sub. notes
8 1/4s, 2011                                490,000         491,225              --              --          40,000          40,100
PSINet, Inc. sr. notes 11s, 2009
(In default) (NON)                          530,000          31,800              --              --         290,000          17,400
Xerox Credit Corp. sr. notes 6.1s, 2003     630,000         541,800              --              --         310,000         266,600
                                                     --------------                  --------------                  --------------
                                                          2,318,725                              --                       1,219,350

Telecommunications                                             0.8%                            0.5%                            1.3%
-----------------------------------------------------------------------------------------------------------------------------------
360Networks, Inc. sr. notes 13s, 2008
(Canada) (In default) (NON)                 870,000           8,700              --              --         430,000           4,300
American Cellular Corp. company
guaranty 9 1/2s, 2009                       560,000         520,800              --              --         270,000         251,100
American Tower Corp. sr. notes
9 3/8s, 2009                                720,000         612,000              --              --         360,000         306,000
Arch Communications, Inc. sr. notes
13 3/4s, 2008 (In default) (NON)             80,000             800              --              --          40,000             400
Asia Global Crossing, Ltd. sr. notes
13 3/8s, 2010 (Bermuda)                     190,000          96,900              --              --         100,000          51,000
Call-Net Enterprises, Inc. sr. notes 8s,
2008 (Canada)                               410,000          90,200              --              --         110,000          24,200
Crown Castle International Corp. sr. disc.
notes stepped-coupon zero % (11 1/4s,
8/1/04), 2011 (STP)                         200,000         112,000              --              --         100,000          56,000
Crown Castle International Corp.
sr. notes 10 3/4s, 2011                     330,000         306,900              --              --         160,000         148,800
Crown Castle International Corp.
sr. notes 9 3/8s, 2011                      490,000         421,400              --              --         250,000         215,000
Dobson Communications Corp.
sr. notes 10 7/8s, 2010                     920,000         938,400              --              --          80,000          81,600
Dobson/Sygnet Communications, Inc.
sr. notes 12 1/4s, 2008                     300,000         312,000              --              --         540,000         561,600
Esprit Telecom Group PLC sr. notes
11 1/2s, 2007 (United Kingdom)
(In default) (NON)                          430,000           6,450              --              --         160,000           2,400
Flag, Ltd. 144A sr. notes 8 1/4s,
2008 (Bermuda)                              470,000         286,700         105,000          64,050         320,000         195,200
Global Crossing Holdings, Ltd. company
guaranty 9 5/8s, 2008 (Bermuda)              60,000          26,100              --              --          20,000           8,700
Global Crossing Holdings, Ltd. company
guaranty 9 1/2s, 2009 (Bermuda)             580,000         240,700              --              --         310,000         128,650
Global Crossing Holdings, Ltd. company
guaranty 8.7s, 2007 (Bermuda)             1,180,000         489,700       4,230,000       1,755,450       3,470,000       1,440,050
Level 3 Communications, Inc.
sr. notes 11 1/4s, 2010                     200,000          85,000              --              --         100,000          42,500
Level 3 Communications, Inc.
sr. notes 11s, 2008                       1,610,000         700,350              --              --         900,000         391,500
Level 3 Communications, Inc.
sr. notes 9 1/8s, 2008                      670,000         288,100              --              --         220,000          94,600
McCaw International, Ltd. sr. disc. notes
stepped-coupon zero % (13s, 4/15/02), 2007
(STP)                                       460,000         105,800              --              --         150,000          34,500
McLeodUSA, Inc. sr. notes 8 1/8s, 2009      640,000         204,800              --              --         310,000          99,200
Metrocall, Inc. sr. sub. notes 11s, 2008
(In default) (NON)                          150,000           1,500              --              --          80,000             800
Metrocall, Inc. sr. sub. notes 10 3/8s,
2007 (In default) (NON)                     210,000           2,100              --              --         120,000           1,200
Metrocall, Inc. sr. sub. notes 9 3/4s,
2007 (In default) (NON)                      70,000             700              --              --          30,000             300
Millicom International Cellular SA sr.
disc. notes 13 1/2s, 2006 (Luxembourg)      813,000         569,100              --              --         404,000         282,800
Nextel Communications, Inc. sr. notes
12s, 2008                                   950,000         750,500              --              --         650,000         513,500
Nextel Communications, Inc. sr. notes
9 1/2s, 2011                              1,915,000       1,177,725              --              --         660,000         405,900
Nextel International, Inc. sr. notes
12 3/4s, 2010                               700,000         154,000              --              --         420,000          92,400
Nextel Partners, Inc. sr. notes 11s, 2010   450,000         283,500              --              --          40,000          25,200
Nextel Partners, Inc. sr. notes 11s, 2010    85,000          53,550              --              --         230,000         144,900
Nextlink Communications, Inc. sr. disc.
notes stepped-coupon zero % (12 1/8s,
12/1/04), 2009 (STP)                         70,000           5,250              --              --          40,000           3,000
Nextlink Communications, Inc. sr. disc.
notes stepped-coupon zero % (12 1/4s,
6/1/04), 2009 (STP)                       1,360,000         115,600              --              --         590,000          50,150
Nextlink Communications, Inc.
sr. notes 9 5/8s, 2007                       90,000          23,400              --              --          90,000          23,400
NorthEast Optic Network, Inc.
sr. notes 12 3/4s, 2008                     450,000         126,000              --              --         240,000          67,200
Orbital Imaging Corp. sr. notes Ser. B,
11 5/8s, 2005 (In default) (NON)            415,000          68,475              --              --         100,000          16,500
Price Communications Wireless, Inc. 144A
sr. notes 9 1/8s, 2006                      875,000         875,000              --              --         440,000         440,000
Qwest Capital Funding, Inc.
company guaranty 7.9s, 2010                      --              --       2,155,000       2,301,648              --              --
Rhythms Netconnections, Inc. sr. notes
Ser. B, 14s, 2010 (In default) (NON)             --              --              --              --         160,000           8,000
Rogers Wireless, Inc. sec. notes 9 5/8s,
2011 (Canada)                               370,000         351,500              --              --         180,000         171,000
RSL Communications PLC company guaranty
12 7/8s, 2010 (United Kingdom)
(In default) (NON)                           60,000           1,800              --              --         420,000          12,600
RSL Communications PLC company guaranty
9 1/8s, 2008 (United Kingdom) (In default)
(NON)                                       300,000           8,250              --              --              --              --
RSL Communications PLC 144A company
guaranty 10 1/2s, 2008 (United Kingdom)
(In default) (NON)                          160,000           4,400              --              --              --              --
RSL Communications, Ltd. company guaranty
12 1/4s, 2006 (United Kingdom)
(In default) (NON)                          490,000          13,475              --              --         123,000           3,383
Rural Cellular Corp. sr. sub. notes
Ser. B, 9 5/8s, 2008                        740,000         723,350              --              --         370,000         361,675
SBA Communications Corp. sr. notes
10 1/4s, 2009                               400,000         324,000              --              --         200,000         162,000
Spectrasite Holdings, Inc. sr. disc. notes
stepped-coupon zero % (11 1/8s, 4/15/04),
2009 (STP)                                  370,000         116,550              --              --         220,000          69,300
Spectrasite Holdings, Inc. sr. disc.
notes stepped-coupon Ser. B, zero %
(12 7/8s, 3/15/05), 2010 (STP)            1,000,000         260,000              --              --         500,000         130,000
Sprint Capital Corp. company guaranty
7 5/8s, 2011                                     --              --       1,235,000       1,301,727         720,000         758,902
Sprint Capital Corp. company guaranty
6 1/8s, 2008                                     --              --       1,095,000       1,068,643         590,000         575,799
Startec Global Communications Corp.
sr. notes 12s, 2008                         390,000          13,650              --              --          90,000           3,150
Verizon Global Funding Corp. notes
7 3/4s, 2030                                     --              --       2,645,000       2,832,848       1,535,000       1,644,016
Viatel, Inc. sr. disc. notes stepped-
coupon zero % (12 1/2s, 4/15/03), 2008
(STP)                                       920,000           9,642              --              --       1,110,000          11,633
Viatel, Inc. sr. notes 11 1/2s, 2009
(In default) (NON)                          753,000          16,001              --              --         178,000           3,783
Viatel, Inc. sr. notes 11 1/4s, 2008
(In default) (NON)                           70,000           1,488              --              --              --              --
Williams Communications Group, Inc.
sr. notes 11 7/8s, 2010                     370,000         155,400              --              --         260,000         109,200
Williams Communications Group, Inc.
sr. notes 11.7s, 2008                       210,000          87,150              --              --              --              --
Williams Communications Group, Inc.
sr. notes 10 7/8s, 2009                     970,000         407,400              --              --         500,000         210,000
Williams Communications Group, Inc.
sr. notes 10.7s, 2007                       130,000          54,600              --              --          80,000          33,600
World Access, Inc. sr. notes Ser. B,
13 1/4s, 2008 (In default) (NON)            560,000           5,600              --              --         320,000           3,200
Worldcom, Inc.-WorldCom Group
notes 7 1/2s, 2011                               --              --       2,820,000       2,842,673       1,815,000       1,829,593
XO Communications, Inc. sr. disc. notes
stepped-coupon zero % (9.45s, 4/15/03),
2008 (STP)                                  400,000          52,000              --              --         190,000          24,700
XO Communications, Inc. 144A
sr. notes 12 1/2s, 2006                     230,000          48,300              --              --         110,000          23,100
                                                     --------------                  --------------                  --------------
                                                         12,714,756                      12,167,039                      12,353,184

Telephone                                                      0.5%                             --%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Airgate PCS, Inc. sr. sub. notes
stepped-coupon zero % (13 1/2s, 10/1/04),
2009 (STP)                                  140,000          88,200              --              --              --              --
Alamosa Delaware, Inc.
company guaranty 12 1/2s, 2011               80,000          72,800              --              --          40,000          36,400
Alamosa Delaware, Inc. 144A
sr. notes 13 5/8s, 2011                     440,000         415,800              --              --         220,000         207,900
Alamosa PCS Holdings, Inc. company
guaranty stepped-coupon zero % (12 7/8s,
2/15/05), 2010 (STP)                        230,000         110,400              --              --         120,000          57,600
Allegiance Telecom, Inc. sr. notes
12 7/8s, 2008                               220,000         132,000              --              --         110,000          66,000
Birch Telecommunications, Inc.
sr. notes 14s, 2008                         340,000         136,000              --              --         300,000         120,000
Covad Communications Group, Inc. sr. disc.
notes stepped-coupon Ser. B, zero %
(13 1/2s, 3/15/03), 2008 (STP)                   --              --              --              --         330,000          31,350
Covad Communications Group, Inc. sr. notes
12 1/2s, 2009 (In default) (NON)            490,000          78,400              --              --          60,000           9,600
Focal Communications Corp. sr. sub. notes
stepped-coupon Ser. B, zero % (12 1/8s,
2/15/03), 2008 (STP)                        500,000          95,000              --              --         230,000          43,700
Horizon PCS, Inc. company guaranty
stepped-coupon 14s (14s, 10/1/05), 2010
(STP)                                       700,000         287,000              --              --         340,000         139,400
Hyperion Telecommunications Corp., Inc.
sr. disc. notes Ser. B, zero %, 2003         90,000          36,000              --              --              --              --
Hyperion Telecommunications Corp., Inc.
sr. sub. notes 12s, 2007                    520,000         176,800              --              --         550,000         187,000
ICG Holdings, Inc. company guaranty
12 1/2s, 2006 (In default) (NON)            205,000          18,450              --              --          85,000           7,650
ICG Services, Inc. sr. disc. notes
stepped-coupon zero % (9 7/8s, 5/1/03),
2008 (STP)                                  130,000          11,700              --              --         245,000          22,050
ICG Services, Inc. sr. disc. notes
stepped-coupon zero % (10s, 2/15/03),
2008 (In default) (NON) (STP)             2,190,000         197,100              --              --         940,000          84,600
Intermedia Communications, Inc. sr.
notes Ser. B, 8 1/2s, 2008                  500,000         513,750              --              --         250,000         256,875
Ipcs Inc. sr. disc. notes stepped-coupon
zero % (14s, 7/15/05), 2010 (STP)           500,000         250,000              --              --         260,000         130,000
IWO Holdings, Inc. company guaranty
14s, 2011                                   390,000         327,600              --              --         190,000         159,600
KMC Telecommunications Holdings, Inc. sr.
disc. notes stepped-coupon zero %
(12 1/2s, 2/15/03), 2008 (STP)              440,000          30,800              --              --         575,000          40,250
Metromedia Fiber Network, Inc.
sr. notes 10s, 2009                          90,000          11,250              --              --          20,000           2,500
Metromedia Fiber Network, Inc.
sr. notes Ser. B, 10s, 2008                 820,000         102,500              --              --         440,000          55,000
Microcell Telecommunications sr. disc.
notes stepped-coupon Ser. B, zero % (14s,
12/1/01), 2006 (Canada) (STP)               700,000         315,000              --              --         350,000         157,500
Tele1 Europe B.V. sr. notes 13s,
2009 (Netherlands)                          250,000          52,500              --              --         120,000          25,200
Telecorp PCS, Inc. company guaranty
10 5/8s, 2010                               890,000         783,200              --              --         440,000         387,200
Time Warner Telecom, Inc. sr. notes
9 3/4s, 2008                                270,000         186,300              --              --         140,000          96,600
Tritel PCS, Inc. company guaranty
10 3/8s, 2011                               780,000         670,800              --              --         390,000         335,400
Triton PCS, Inc. company guaranty
9 3/8s, 2011                                550,000         544,500              --              --         280,000         277,200
UbiquiTel Operating Co. company guaranty
stepped-coupon zero % (14s, 4/15/05),
2010 (STP)                                1,110,000         455,100              --              --         550,000         225,500
US UnWired, Inc. company guaranty
stepped-coupon Ser. B, zero % (13 3/8s,
11/1/04), 2009 (STP)                        700,000         385,000              --              --         350,000         192,500
Versatel Telecom NV sr. notes 13 1/4s,
2008 (Netherlands)                          180,000          44,100              --              --          40,000           9,800
Versatel Telecom NV sr. notes 13 1/4s,
2008 (Netherlands)                          250,000          61,250              --              --         170,000          41,650
Voicestream Wireless Corp. sr. notes
10 3/8s, 2009                               960,000       1,097,856              --              --         470,000         537,492
WinStar Communications, Inc. sr. disc.
notes stepped-coupon zero % (14 3/4s,
4/15/05), 2010 (In default) (NON) (STP)   2,569,000          16,056              --              --       1,307,000           8,169
WinStar Communications, Inc. sr. notes
12 3/4s, 2010 (In default) (NON)            570,000           5,700              --              --         300,000           3,000
                                                     --------------                  --------------                  --------------
                                                          7,708,912                              --                       3,954,686

Textiles                                                       0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Galey & Lord, Inc. company guaranty
9 1/8s, 2008                                370,000         138,750              --              --         180,000          67,500
Kasper A.S.L., Ltd. sr. notes 12 3/4s,
2004 (In default) (NON)                     285,000          79,800              --              --          30,000           8,400
Levi Strauss & Co. sr. notes
11 5/8s, 2008                               810,000         575,100              --              --         400,000         284,000
Tommy Hilfiger USA, Inc.
company guaranty 6 1/2s, 2003               150,000         140,250              --              --          70,000          65,450
Westpoint Stevens, Inc. sr. notes
7 7/8s, 2008                                 50,000          15,500              --              --              --              --
Westpoint Stevens, Inc. sr. notes
7 7/8s, 2005                                820,000         270,600              --              --         430,000         141,900
                                                     --------------                  --------------                  --------------
                                                          1,220,000                              --                         567,250

Toys                                                           0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Hasbro, Inc. notes 7.95s, 2003              820,000         779,000              --              --         420,000         399,000
Hasbro, Inc. notes 5.6s, 2005               550,000         462,000              --              --         270,000         226,800
                                                     --------------                  --------------                  --------------
                                                          1,241,000                              --                         625,800

Waste Management                                               0.4%                            0.4%                            0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc. company
guaranty Ser. B, 10s, 2009                2,720,000       2,720,000              --              --       1,465,000       1,465,000
Allied Waste Industries, Inc. company
guaranty Ser. B, 7 7/8s, 2009               205,000         197,313       2,725,000       2,622,813          50,000          48,125
Allied Waste Industries, Inc. company
guaranty Ser. B, 7 5/8s, 2006               430,000         420,325         420,000         410,550         120,000         117,300
Browning-Ferris deb. 7.4s, 2035             320,000         254,400       3,746,000       2,978,070       3,090,000       2,456,550
Waste Management, Inc. sr. notes 7 3/8s,
2010                                      2,090,000       2,211,617       2,193,000       2,320,611       2,510,000       2,656,057
                                                     --------------                  --------------                  --------------
                                                          5,803,655                       8,332,044                       6,743,032

Water Utilities                                                0.1%                            0.3%                            0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Azurix Corp. sr. notes Ser. B,
10 3/4s, 2010                               650,000         663,000         140,000         142,800          30,000          30,600
Azurix Corp. sr. notes Ser. B, 10 3/8s,
2007                                        431,000         431,000       6,360,000       6,360,000       4,750,000       4,750,000
                                                     --------------                  --------------                  --------------
                                                          1,094,000                       6,502,800                       4,780,600
-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds and Notes
(cost $255,955,405, $413,805,699
and $400,607,046)                                    $  211,088,154                  $  412,029,312                  $  375,220,169
-----------------------------------------------------------------------------------------------------------------------------------

                                                      GROWTH                        BALANCED                      C ONSERVATIVE
                                                               9.5%                            3.9%                            6.0%
ASSET-BACKED                              Principal                       Principal                       Principal
SECURITIES (a)                               Amount           Value          Amount           Value          Amount           Value
-----------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities Corp. Home Equity
Loan Trust, Ser. 01-HE3, Class AIO,
Interest Only (IO), 6 1/2s, 2031     $    2,225,357  $      253,802  $    8,366,386  $      954,186  $    5,391,586  $      614,910
Capital One Master Trust
Ser. 96-2, Class A, 3.588s, 2005          8,435,000       8,435,000       2,870,000       2,870,000       1,695,000       1,695,000
Ser. 99-2, Class A, 3.613s, 2005         12,679,000      12,682,930       4,212,000       4,213,306         609,000         609,189
Chase Credit Card Master Trust Ser.
00-2, Class A, 3.588s, 2005              10,012,000      10,015,104       3,326,000       3,327,031       2,162,000       2,162,670
Chevy Chase Master Credit Card Trust
Ser. 95-C, Class A, 3.748s, 2006          6,488,000       6,500,133       2,208,000       2,212,129       1,304,000       1,306,438
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032            960,000       1,057,500       3,960,000       4,362,188       2,080,000       2,291,250
Ser. 00-5, Class A6, 7.96s, 2032            505,000         550,766       2,105,000       2,295,766       1,090,000       1,188,781
Ser. 01-3, Class AIO, 2 1/2s, 2007        2,685,000         250,460      10,435,000         973,390       6,495,000         605,862
Discover Card Master Trust I Ser. 00-3,
Class A, 3.608s, 2005                    15,000,000      15,013,950       5,000,000       5,004,650       5,000,000       5,004,650
Federal Home Loan Mortgage Acceptance
Corp. Ser. T-25, Class A1, 3.72s, 2030   15,073,559      15,073,559       1,287,980       1,287,980              --              --
First Plus 144A Ser. 98-A, Class A,
8 1/2s, 2023                                130,605          86,200         281,989         186,113         422,858         279,086
First USA Credit Card Master Trust
Ser. 95-2, Class A, 3.928s, 2004          4,575,000       4,579,255       1,304,000       1,305,213              --              --
Ser. 98-1, Class A, 3.576s, 2006          6,057,000       6,058,878       3,155,000       3,155,978       2,050,000       2,050,636
Fleet Credit Card Master Trust II Ser.
00-B, Class A, 3 3/4s, 2005              15,000,000      15,013,950       5,000,000       5,004,650       5,000,000       5,004,650
Hyundai Auto Receivables Trust Ser.
01-A, Class D, 6 1/4s, 2008                 235,000         238,911         865,000         879,394         565,000         574,402
MBNA Master Credit Card Trust
Ser. 00-B, Class A, 3.603s, 2005         19,000,000      19,017,670      10,000,000      10,009,300              --              --
Ser. 95-E, Class A, 3.86s, 2005           6,010,000       6,019,376         787,000         788,228              --              --
Ser. 96-E, Class A, 3.658s, 2005         13,874,000      13,899,944      12,000,000      12,022,440       8,000,000       8,014,960
Ser. 96-J, Class A, 3.638s, 2006                 --              --      20,000,000      20,037,400      20,000,000      20,037,400
Ser. 96-K, Class A, 3.618s, 2006                 --              --       3,112,000       3,115,890       2,023,000       2,025,529
Ser. 98-A, Class A, 3.598s, 2005         13,695,000      13,707,736       4,743,000       4,747,411       2,407,000       2,409,239
Morgan Stanley Dean Witter Capital I
FRN Ser. 01-NC2, Class B1, 4.611s,
2009                                        220,000         218,453         840,000         834,094         535,000         531,238
Residential Asset Securities Corp. Ser.
01-KS3, Class AIO, IO, 5s, 2004           2,655,000         197,466       9,965,000         741,147       6,425,000         477,859
Vanderbilt Mortgage Finance Ser. 01-B,
Class A4, 6.62s, 2027                       565,000         578,596       2,130,000       2,181,254       1,370,000       1,402,966
Xerox Equipment Lease Owner Trust 144A
FRB Ser. 01-1, Class A, 5.801s, 2008        474,119         474,119       1,789,127       1,789,127       1,140,568       1,140,568
                                                     --------------                  --------------                  --------------
Total Asset-Backed Securities
(cost $149,802,252, $93,767,813
and $59,223,245)                                     $  149,923,758                  $   94,298,265                  $   59,427,283
-----------------------------------------------------------------------------------------------------------------------------------

                                                       GROWTH                        BALANCED                     C ONSERVATIVE
                                                               3.3%                            7.0%                           11.5%
U.S. GOVERNMENT AND                       Principal                       Principal                       Principal
AGENCY OBLIGATIONS (a)                       Amount           Value          Amount           Value          Amount           Value

U.S. Government Agency
Mortgage Obligations                                           3.3%                            7.0%                           11.5%
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corporation
8 1/2s, July 1, 2028                 $           --  $           --  $      927,240  $      994,604  $    1,092,491  $    1,171,860
7 1/2s, October 1, 2029                   2,439,542       2,546,468       9,179,518       9,581,856       5,904,876       6,163,687
6 1/2s, April 1, 2029                            --              --         324,436         331,444              --              --
Federal National Mortgage Association
6s, TBA, October 1, 2031                  3,200,000       3,189,984              --              --              --              --
6s, TBA, October 1, 2016                  5,300,000       5,387,768      19,800,000      20,127,888      12,800,000      13,011,968
Federal National Mortgage Association
Pass-Through Certificates
8 1/2s, with due dates from
March 1, 2030 to April 1, 2030                   --              --         343,996         364,325              --              --
8s, with due dates from April 1, 2025
to February 1, 2028                              --              --         896,306         948,816         504,116         530,814
7 1/2s, December 1, 2029                         --              --              --              --          55,904          58,170
6 1/2s, with due dates from March 1,
2031 to September 1, 2031                20,225,788      20,586,818      58,883,204      59,934,272      47,709,486      48,561,102
6 1/2s, with due dates from
August 1, 2010 to October 1, 2011                --              --              --              --         466,765         483,644
6s, with due dates from February 1, 2031
to September 1, 2031                      9,646,860       9,623,803      34,562,057      34,479,454      21,104,812      21,056,374
6s, with due dates from December 1, 2015
to December 1, 2030                       2,339,201       2,380,628      10,434,968      10,619,773       9,491,103       9,656,480
Government National Mortgage
Association Pass-Through Certificates
8s, with due dates from June 15, 2017 to
April 15, 2028                            3,150,076       3,351,754      13,430,062      14,269,849       7,265,762       7,728,013
7 1/2s, with due dates from April 15,
2022 to October 20, 2030                  1,311,016       1,365,370       8,689,799       9,092,218       1,582,316       1,664,203
7s, with due dates from August 15, 2025
to September 15, 2029                     3,416,812       3,557,243      10,058,939      10,476,366       2,750,565       2,863,659
6 1/2s, March 15, 2028                           --              --         272,683         279,680              --              --
                                                     --------------                  --------------                  --------------
Total U.S. Government and
Agency Obligations (cost $51,048,875,
$167,805,599 and $110,959,915)                       $   51,989,836                  $  171,500,545                  $  112,949,974
-----------------------------------------------------------------------------------------------------------------------------------


                                                      GROWTH                         BALANCED                       CONSERVATIVE
                                                               1.0%                            1.5%                            2.3%
COLLATERALIZED                            Principal                       Principal                       Principal
MORTGAGE OBLIGATIONS (a)                     Amount           Value          Amount           Value          Amount           Value
-----------------------------------------------------------------------------------------------------------------------------------
Arc Net Interest Margin Trust FRN Ser.
01-5A, Class A, 3.366s, 2008         $      240,987  $      240,987  $      481,975  $      481,975  $      308,464  $      308,464
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class D, 7.052s, 2010               --              --         110,000         108,530              --              --
Ser. 97-ML1, IO, 0.953s, 2017             3,906,060         132,440      14,747,760         500,041       9,579,375         324,801
Countrywide Mortgage Backed
Securities, Inc. Ser. 93-C, Class A8,
6 1/2s, 2024                                     --              --         180,000         183,051              --              --
Criimi Mae Commercial Mortgage Trust
Ser. 98-C1, Class A2, 7s, 2011                   --              --         760,000         775,675         470,000         479,694
Deutsche Mortgage & Asset Receiving
Corp. Ser. 98-C1, Class X, IO, 1.234s,
2023                                      3,092,146         141,321       7,173,778         327,864       5,936,920         271,336
Fannie Mae
Ser. 98-1, Class SA, IO, 11.483s, 2024           --              --       3,765,200       1,325,756       1,885,300         663,829
Ser. 01-T8, Class A1, 7 1/2s, 2031        2,468,683       2,619,890       8,797,790       9,336,655       5,600,100       5,943,106
Ser. 01-T4, Class A1, 7 1/2s, 2028               --              --         490,979         521,051         317,967         337,443
Ser. 00-4, Class SX, 6 1/2s, 2023                --              --         986,050         995,910         898,010         906,990
Ser. 94-53, Class EA, Principal Only
(PO), zero %, 2023                          196,832         194,864         740,732         733,325         476,678         471,911
FFCA Secured Lending Corp.
Ser. 00-1, Class A2, 7.77s, 2027 [DBL
DAGGER]                                   1,025,000       1,129,873       3,885,000       4,282,494       2,475,000       2,728,230
Ser. 00-1, Class X, IO, 1.72s, 2020       1,323,992         120,194       5,643,565         512,330       2,823,735         256,342
Freddie Mac
Ser. 2028, Class SG, IO, 11.606s, 2023           --              --       1,324,000         490,281       1,035,000         383,263
Ser. 2032, Class SK, IO, 11.483s, 2024    1,593,000         432,101              --              --              --              --
Ser. 184, IO, 7s, 2026                           --              --       2,915,166         488,290       1,860,205         311,584
Ser. 1717, 6 1/2s, 2024                          --              --          67,818          70,841              --              --
Ser. 2191, Class MS, IO, 4.913s, 2027            --              --         217,707          13,879              --              --
Ser. 180, PO, zero %, 2026                       --              --           8,840           7,866          82,891          73,760
Ser. 188, PO, zero %, 2027                  697,595         620,533       2,645,642       2,353,381       1,688,223       1,501,728
Ser. 1208, Class F, PO, zero %, 2022         69,108          60,948              --              --              --              --
GE Capital Mortgage Services, Inc.
Ser. 98-11, Class 2A4, 6 3/4s, 2028              --              --          75,000          76,934              --              --
GMAC Commercial Mortgage Securities Inc.
144A FRN Ser. 01-C1, Class X1, IO, 0.59s,
2011                                      3,500,837         131,828      13,155,565         495,389       8,452,875         318,304
Government National Mortgage Association
Ser. 00-14, Class SD, 24.463s, 2030         154,659         159,298         582,965         600,454         375,530         386,796
Ser. 97-13, Class PI, IO, 8s, 2027        1,101,029         179,605              --              --              --              --
Ser. 99-46, Class SQ, IO, 4.963s, 2027    2,073,356         139,305       8,921,005         599,384       4,993,655         335,514
Ser. 99-31, Class MP, PO, zero %, 2029      424,535         382,214       2,005,677       1,805,736       1,002,839         902,868
Ser. 98-2, Class EA, PO, zero %, 2028       289,753         257,980          55,281          49,219              --              --
Granite Mortgages PLC FRN Ser. 01-2,
Class 1C, 3.958s, 2041 (United Kingdom)     160,000         160,000         615,000         615,000         395,000         395,000
Holmes Financing PLC FRN 4.97s, 2040
(United Kingdom)                          1,030,000       1,030,773       4,390,000       4,393,293       2,200,000       2,201,650
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C2, IO, 7.86s, 2030               2,196,440         147,230       8,211,165         550,405       4,202,893         281,725
Ser. 1995-C3, Class D, 7.782s, 2025              --              --          75,000          80,139              --              --
Ser. 96-C2, Class E, 6.96s, 2028                 --              --          65,000          64,771              --              --
Ser. 96-C2, IO, 2.03s, 2028               1,181,204          79,547       2,012,257         135,513         728,966          49,091
Mortgage Capital Funding, Inc. Ser.
97-MC2, Class X, IO, 1.542s, 2012         1,806,642         104,729         500,529          29,015              --              --
PNC Mortgage Acceptance Corp. Ser.
01-C1, Class X1, IO, 0.703s, 2021         3,034,034         132,265      11,396,249         496,805       7,324,387         319,297
PNC Mortgage Securities Corp.
Ser. 97-6, Class A2, 6.6s, 2027                  --              --          62,568          62,608              --              --
Prudential Home Mortgage Securities
Ser. 93-57, Class A4, 5.9s, 2023                 --              --           3,034           3,087              --              --
Structured Asset Security Corp. Ser.
00-1, Class A1, 3.87s, 2024               7,370,503       7,368,654       2,456,834       2,457,218       2,682,599       2,683,018
                                                     --------------                  --------------                  --------------
Total Collateralized Mortgage
Obligations
(cost $15,879,825, $35,138,083
and $22,181,601)                                     $   15,966,579                  $   36,024,165                  $   22,835,744
-----------------------------------------------------------------------------------------------------------------------------------

                                                      GROWTH                        BALANCED                     CONSERVATIVE
                                                               0.2%                            3.1%                            6.0%
CONVERTIBLE                               Principal                       Principal                       Principal
BONDS AND NOTES (a)                          Amount           Value          Amount           Value          Amount           Value

Advertising and
Marketing Services                                              --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
DoubleClick, Inc. cv. sub.
notes 4 3/4s, 2006                   $           --  $           --  $      126,000  $       85,838  $       82,000  $       55,863
Lamar Advertising Co. cv. notes
5 1/4s, 2006                                     --              --         130,000         122,525         100,000          94,250
Young & Rubicam, Inc. 144A
cv. sr. notes 3s, 2005                           --              --         250,000         228,125         260,000         237,250
                                                     --------------                  --------------                  --------------
                                                                 --                         436,488                         387,363

Aerospace and Defense                                           --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Hexcel Corp. cv. sub. notes 7s, 2003         77,000          62,755              --              --          49,000          39,935

Automotive                                                      --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Exide Corp. 144A cv. sr. sub. notes
2.9s, 2005                                1,170,000         444,600              --              --         530,000         201,400
Standard Motor Products, Inc. cv.
sub. notes 6 3/4s, 2009                          --              --         239,000         160,728         146,000          98,185
Tower Automotive, Inc. cv.
sub. notes 5s, 2004                              --              --         889,000         697,865         685,000         537,725
                                                     --------------                  --------------                  --------------
                                                            444,600                         858,593                         837,310

Banking                                                         --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
JMH Finance, Ltd. 144A cv. sr. notes
4 3/4s, 2007 (United Kingdom)                    --              --       1,313,000       1,248,991       1,008,000         958,860

Biotechnology                                                   --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Affymetrix, Inc. cv. sub. notes
4 3/4s, 2007                                     --              --         784,000         478,240         603,000         367,830
COR Therapeutics, Inc. 144A cv. notes
5s, 2007                                         --              --         139,000         123,884          89,000          79,321
COR Therapeutics, Inc. 144A cv. notes
4 1/2s, 2006                                     --              --         680,000         603,160         530,000         470,110
Genzyme Corp. 144A cv. sub. deb.
3s, 2021                                         --              --         970,000         919,075         750,000         710,625
Gilead Sciences, Inc. 144A cv. notes
5s, 2007                                         --              --         239,000         322,351         171,000         230,636
Invitrogen Corp. 144A cv. sub. notes
5 1/2s, 2007                                     --              --         140,000         151,725          90,000          97,538
                                                     --------------                  --------------                  --------------
                                                                 --                       2,598,435                       1,956,060

Broadcasting                                                    --%                            0.1%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.
cv. sr. notes 2 5/8s, 2003                       --              --         360,000         359,550         285,000         284,644
Clear Channel Communications, Inc.
cv. sr. notes 1 1/2s, 2002                       --              --         956,000         915,370         736,000         704,720
Jacor Communications, Inc. cv. LYON
zero %, 2018                                     --              --       2,150,000         980,938       1,656,000         755,550
News America, Inc. 144A cv. notes
zero %, 2021                                     --              --       2,078,000         955,880       1,600,000         736,000
                                                     --------------                  --------------                  --------------
                                                                 --                       3,211,738                       2,480,914

Cable Television                                                --%                            0.2%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. cv. sub.
notes 3 1/4s, 2021                               --              --         450,000         371,813         350,000         289,188
AT&T Corp. - Liberty Media Group cv. deb.
Class B, 3 1/4s, 2031                            --              --       1,430,000       1,136,850       1,130,000         902,588
AT&T Corp. - Liberty Media Group cv.
mortgage-backed 4s, 2029                         --              --       1,297,000         992,205         966,000         738,990
AT&T Corp. - Liberty Media Group 144A cv.
sr. notes 3 1/2s, 2031                           --              --         500,000         381,250         380,000         289,750
Comcast Corp. cv. deb. zero %, 2020              --              --       1,200,000         937,500       1,000,000         781,250
Rogers Communications cv. deb. 2s,
2005 (Canada)                                30,000          22,800              --              --          10,000           7,600
Telewest Finance 144A cv. company guaranty
6s, 2005 (United Kingdom)                   110,000          61,325              --              --         350,000         195,125
Telewest Finance Corp. cv. sub. notes 6s,
2005 (United Kingdom)                       670,000         373,525              --              --         270,000         150,525
                                                     --------------                  --------------                  --------------
                                                            457,650                       3,819,618                       3,355,016

Communications Equipment                                        --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
CIENA Corp. cv. sr. notes 3 3/4s, 2008           --              --         780,000         462,228         590,000         349,634
CommScope, Inc. cv. sub. notes 4s, 2006          --              --         122,000          95,313          73,000          57,031
Comverse Technology, Inc. 144A cv. sr.
notes 1 1/2s, 2005                               --              --       1,500,000       1,083,750       1,150,000         830,875
ONI Systems Corp. cv. notes 5s, 2005             --              --         785,000         487,681         599,000         372,129
Redback Networks, Inc. cv. sub. notes
5s, 2007                                         --              --         638,000         231,275         491,000         177,988
                                                     --------------                  --------------                  --------------
                                                                 --                       2,360,247                       1,787,657

Computers                                                       --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Adaptec, Inc. cv. sub. notes 4 3/4s, 2004        --              --         151,000         134,201          95,000          84,431
Anixter International, Inc.
cv. sr. notes zero %, 2020                       --              --       2,100,000         548,625       1,800,000         470,250
Anixter International, Inc. 144A
cv. sr. notes zero %, 2020                       --              --         979,000         255,764         599,000         156,489
Checkpoint Systems, Inc. 144A
cv. sub. deb. 5 1/4s, 2005                       --              --         770,000         625,625         590,000         479,375
Hewlett-Packard Co. cv. sub. notes
zero %, 2017                                     --              --       2,250,000       1,004,063       1,728,000         771,120
Quantum Corp. cv. sub. notes 7s, 2004            --              --         162,000         140,940         100,000          87,000
                                                     --------------                  --------------                  --------------
                                                                 --                       2,709,218                       2,048,665

Consumer Finance                                                --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Providian Financial Corp. cv. sr. notes
3 1/4s, 2005                                     --              --       1,732,000       1,136,625       1,335,000         876,094

Consumer Services                                               --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc. 144A cv. sub. notes
5s, 2007                                         --              --         350,000         256,813         230,000         168,763

Electronics                                                     --%                            0.5%                            1.0%
-----------------------------------------------------------------------------------------------------------------------------------
Act Manufacturing, Inc.
cv. sub. notes 7s, 2007                          --              --       1,200,000         424,500       1,000,000         353,750
Analog Devices, Inc. 144A
cv. notes 4 3/4s, 2005                           --              --       1,135,000       1,042,781         874,000         802,988
Analog Devices, Inc. 144A
cv. sub. notes 4 3/4s, 2005                      --              --         332,000         305,025         199,000         182,831
Arrow Electronics, Inc. cv. deb.
zero %, 2021                                     --              --         857,000         342,800         690,000         276,000
Atmel Corp. cv. sub. deb. zero %, 2018           --              --         340,000         158,100         300,000         139,500
Atmel Corp. 144A cv. sub. notes
zero %, 2021                                     --              --       1,850,000         531,875       1,420,000         408,250
Benchmark Electronics, Inc. 144A
cv. sub. notes 6s, 2006                          --              --         466,000         355,908         359,000         274,186
Brooks Automation, Inc. 144A
cv. notes 4 3/4s, 2008                           --              --         680,000         493,850         520,000         377,650
Celestica, Inc. cv. notes zero %,
2020 (Canada)                                    --              --       4,098,000       1,495,770       3,172,000       1,157,780
DDi Corp. cv. sub. notes 5 1/4s, 2008            --              --         380,000         238,925         260,000         163,475
Jabil Circuit, Inc. cv. sub. notes
1 3/4s, 2021                                     --              --       1,760,000       1,493,800       1,330,000       1,128,838
Kulicke & Soffa Industries, Inc. 144A cv.
sub. notes 4 3/4s, 2006                          --              --         145,000         107,663         115,000          85,388
Lattice Semiconductor Corp.
cv. sub. notes 4 3/4s, 2006                      --              --         223,000         226,066         132,000         133,815
S3, Inc. 144A cv. sub. notes 5 3/4s, 2003        --              --         700,000         426,125         700,000         426,125
Sanmina Corp. cv. sub. deb.
zero %, 2020                                     --              --       1,500,000         525,000       1,100,000         385,000
Sanmina Corp. cv. sub. notes
4 1/4s, 2004                                     --              --         613,000         574,688         472,000         442,500
Solectron Corp. cv. notes zero %, 2020      610,000         305,763       1,428,000         715,785       1,387,000         695,234
Thermo Electron Corp.
cv. sr. notes 4s, 2005                           --              --         550,000         492,250         383,000         342,785
Thermo Electron Corp. 144A
cv. sub. deb. 4 1/4s, 2003                       --              --         300,000         293,250         400,000         391,000
TranSwitch Corp. cv. notes 4 1/2s, 2005          --              --       1,420,000         978,025       1,111,000         765,201
TranSwitch Corp. 144A cv. notes
4 1/2s, 2005                                     --              --         362,000         249,328         210,000         144,638
TriQuint Semiconductor, Inc.
cv. notes 4s, 2007                               --              --       1,160,000         880,150         900,000         682,875
                                                     --------------                  --------------                  --------------
                                                            305,763                      12,351,664                       9,759,809

Energy                                                          --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.
cv. deb. zero %, 2020                            --              --              --              --         100,000          48,750
Diamond Offshore Drilling, Inc. 144A
cv. deb. zero %, 2020                            --              --         310,000         151,125         190,000          92,588
Global Marine, Inc. cv. deb. zero %, 2020        --              --       1,400,000         670,250       1,000,000         478,750
Global Marine, Inc. 144A cv. deb.
zero %, 2020                                     --              --       1,008,000         482,580         630,000         301,613
Hanover Compressor Co. cv. sr. notes
4 3/4s, 2008                                     --              --         672,000         578,760         515,000         443,544
Nabors Industries, Inc. cv. deb.
zero %, 2020                                     --              --         925,000         559,625         713,000         431,365
Offshore Logistics, Inc. cv. sub. notes
6s, 2003                                         --              --         103,000         104,803          81,000          82,418
Pride International, Inc. cv. deb.
zero %, 2021                                     --              --       1,656,000         964,620       1,300,000         757,250
Pride International, Inc. cv. sub. deb.
zero %, 2018                                     --              --         281,000         119,425         272,000         115,600
Seacor Holdings, Inc. cv. sub. notes
5 3/8s, 2006                                     --              --          70,000          66,763          39,000          37,196
                                                     --------------                  --------------                  --------------
                                                                 --                       3,697,951                       2,789,074

Engineering & Construction                                      --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Foster Wheeler, Ltd. 144A
cv. sub. notes 6 1/2s, 2007                      --              --         980,000         632,100         750,000         483,750

Financial                                                       --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Financial Federal Corp. cv. sub. notes
4 1/2s, 2005                                     --              --         600,000         582,000         400,000         388,000

Health Care                                                     --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
DaVita, Inc. cv. sub. notes 7s, 2009        240,000         231,456              --              --              --              --
Healthsouth Corp. cv. sub. deb.
3 1/4s, 2003                                110,000         103,950         901,000         851,445         586,000         553,770
Total Renal Care Holdings, Inc.
144A cv. notes 7s, 2009                     120,000         113,700              --              --         490,000         464,275
                                                     --------------                  --------------                  --------------
                                                            449,106                         851,445                       1,018,045

Health Care Services                                            --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Medical Care International, Inc. 144A
cv. notes 6 3/4s, 2006                           --              --         523,000         517,770         404,000         399,960

Homebuilding                                                    --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc. cv. sr. notes
zero %, 2021                                     --              --         770,000         397,513         590,000         304,588

Investment Banking/Brokerage                                    --%                            0.2%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc. cv. sr. notes
1s, 2001                                         --              --         149,000         360,021          99,000         239,209
E*Trade Group, Inc. cv. sub. notes
6s, 2007                                         --              --       1,985,000       1,213,331       1,545,000         944,381
E*Trade Group, Inc. 144A cv. sub.
notes 6s, 2007                                   --              --          51,000          31,174          32,000          19,560
Legg Mason, Inc. 144A cv. LYON
zero %, 2031                                     --              --       2,560,000       1,140,224       1,960,000         872,984
Merrill Lynch & Co., Inc. cv. sr. notes
zero %, 2031                                     --              --       2,630,000       1,295,275       2,080,000       1,024,400
Stilwell Financial, Inc. 144A cv. LYON
zero %, 2031                                     --              --         880,000         636,900         680,000         492,150
                                                     --------------                  --------------                  --------------
                                                                 --                       4,676,925                       3,592,684

Lodging/Tourism                                                 --%                            0.1%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises cv. sr. notes
zero %, 2021                                     --              --       2,100,000         560,910       1,600,000         427,360

Medical Services                                               0.1%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Service Corp. International cv. sub. notes
6 3/4s, 2008                                840,000         942,228       2,300,000       2,579,910         770,000         863,709

Medical Technology                                              --%                             0.1 %                          0.1%
-----------------------------------------------------------------------------------------------------------------------------------
ResMed, Inc. 144A cv. sub. notes
4s, 2006                                         --              --         740,000         751,766         570,000         579,063
Thermo Cardiosystems, Inc. 144A cv.
company guaranty 4 3/4s, 2004                    --              --         600,000         541,500         400,000         361,000
                                                     --------------                  --------------                  --------------
                                                                 --                       1,293,266                         940,063

Metals                                                          --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc. 144A
cv. sr. notes 8 1/4s, 2006                  180,000         189,036       1,610,000       1,690,822       1,050,000       1,102,710
Inco, Ltd. cv. deb. 7 3/4s, 2016 (Canada)        --              --         144,000         139,320          90,000          87,075
Inco, Ltd. cv. deb. 5 3/4s, 2004 (Canada)        --              --         300,000         291,750         300,000         291,750
Quanex Corp. cv. sub. deb. 6.88s, 2007           --              --         576,000         545,040         376,000         355,790
                                                     --------------                  --------------                  --------------
                                                            189,036                       2,666,932                       1,837,325

Oil & Gas                                                       --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp. cv. deb. 4.95s, 2008          --              --         700,000         694,750         500,000         496,250

Paper & Forest Products                                         --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Mail-Well, Inc. cv. sub. notes 5s, 2002          --              --         497,000         445,436         383,000         343,264

Pharmaceuticals                                                 --%                            0.3%                            0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Alkermes, Inc. cv. sub. notes
3 3/4s, 2007                                     --              --         599,000         354,159         460,000         271,975
Allergan, Inc. 144A cv. bonds
zero %, 2020                                     --              --         845,000         513,338         510,000         309,825
Alpharma, Inc. cv. sr. notes 5 3/4s, 2005        --              --         460,000         510,025         351,000         389,171
Alza Corp. cv. sub. LYON zero %, 2014            --              --         552,000         788,670         427,000         610,076
Aviron cv. sub. notes 5 1/4s, 2008               --              --         120,000          83,400         100,000          69,500
ICN Pharmaceuticals, Inc. 144A cv. sub.
notes 6 1/2s, 2008                               --              --       1,510,000       1,513,775       1,230,000       1,233,075
Inhale Therapeutic Systems, Inc.
cv. sub. notes 3 1/2s, 2007                      --              --         200,000         107,250         150,000          80,438
Inhale Therapeutic Systems, Inc. 144A
cv. sub. notes 5s, 2007                          --              --         116,000          72,935          77,000          48,414
Inhale Therapeutic Systems, Inc. 144A cv.
sub. notes 3 1/2s, 2007                          --              --         340,000         182,325         210,000         112,613
IVAX Corp. 144A cv. sr. sub. notes
4 1/2s, 2008                                     --              --         995,000         850,725         790,000         675,450
Sepracor, Inc. cv. sub. deb. 7s, 2005            --              --         761,000         630,679         513,000         425,149
Sepracor, Inc. cv. sub. deb. 5s, 2007            --              --       1,394,000         947,920       1,031,000         701,080
                                                     --------------                  --------------                  --------------
                                                                 --                       6,555,201                       4,926,766

Photography/Imaging                                             --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Xerox Corp. cv. sub. deb. 0.57s, 2018            --              --       5,324,000       2,582,140       4,090,000       1,983,650

Publishing                                                      --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Times Mirror Co. cv. sub. notes
zero %, 2017                                     --              --         688,000         356,040         530,000         274,275

Real Estate                                                     --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP cv. sr. notes FRN
7 1/4s, 2008                                     --              --         100,000         107,375         200,000         214,750
EOP Operating LP 144A cv. sr. notes
7 1/4s, 2008                                     --              --         980,000       1,052,275         586,000         629,218
                                                     --------------                  --------------                  --------------
                                                                 --                       1,159,650                         843,968

Restaurants                                                     --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
CKE Restaurants, Inc. cv. sub notes
4 1/4s, 2004                                     --              --         500,000         355,000         400,000         284,000

Retail                                                          --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
TJX Companies, Inc. (The) 144A cv. sub.
notes zero %, 2021                               --              --       1,964,000       1,367,435       1,492,000       1,038,805

Semiconductor                                                   --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Advanced Energy Industries, Inc. cv. sub.
notes 5 1/4s, 2006                               --              --         200,000         152,000         300,000         228,000
ASM Lithography Holdings NV 144A
cv. bonds 4 1/4s, 2004 (Netherlands)             --              --           3,000           2,265              --              --
LAM Research Corp. cv. sub. notes
5s, 2002                                         --              --         584,000         592,030         437,000         441,364
LAM Research Corp. 144A cv. notes
4s, 2006                                         --              --         390,000         308,588         290,000         229,463
Photronics, Inc. cv. sub. notes 6s, 2004         --              --         300,000         282,000         300,000         282,000
                                                     --------------                  --------------                  --------------
                                                                 --                       1,336,883                       1,180,827

Software                                                        --%                            0.2%                            0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Aether Systems, Inc. cv. sub. notes
6s, 2005                                         --              --       1,100,000         649,000         850,000         501,500
Akamai Technologies, Inc. cv. sub. notes
5 1/2s, 2007                                     --              --       2,000,000         832,500       1,600,000         666,000
Aspen Technology, Inc. cv. sub. deb.
5 1/4s, 2005                                     --              --         400,000         284,000         411,000         291,810
Manugistics Group, Inc. cv. sub. notes
5s, 2007                                         --              --       2,160,000       1,217,700       1,660,000         935,825
Network Associates, Inc. 144A
cv. sub. notes 5 1/4s, 2006                      --              --       1,120,000       1,128,400         870,000         876,525
Rational Software Corp. cv. sub. notes
5s, 2007                                         --              --       1,400,000       1,022,000       1,100,000         803,000
Rational Software Corp. 144A
cv. sub. notes 5s, 2007                          --              --         313,000         228,490         244,000         178,120
                                                     --------------                  --------------                  --------------
                                                                 --                       5,362,090                       4,252,780

Technology                                                      --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Amkor Technology, Inc. cv. sub. notes
5s, 2007                                         --              --         185,000         113,313         199,000         121,888
Amkor Technology, Inc. 144A
cv. sub. notes 5s, 2007                          --              --          81,000          49,613          50,000          30,625
                                                     --------------                  --------------                  --------------
                                                                 --                         162,926                         152,513

Technology Services                                             --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Acxion Corp. cv. sub. notes
5 1/4s, 2003                                     --              --         400,000         339,000         300,000         254,250
Affiliated Computer Services, Inc.
cv. sub. notes 4s, 2005                          --              --         550,000       1,072,500         410,000         799,500
Automatic Data Processing, Inc.
cv. LYON zero %, 2012                            --              --         300,000         365,625         300,000         365,625
CheckFree Holdings Corp.
cv. company guaranty 6 1/2s, 2006                --              --         864,000         629,640         638,000         464,943
CheckFree Holdings Corp. 144A
cv. sub. notes 6 1/2s, 2006                      --              --          59,000          42,996          35,000          25,506
Safeguard Scientifics, Inc.
cv. sub. notes 5s, 2006                          --              --         488,000         250,100         387,000         198,338
                                                     --------------                  --------------                  --------------
                                                                 --                       2,699,861                       2,108,162

Telecommunications                                             0.1%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
American Tower Corp. cv. notes
5s, 2010                                     70,000          52,171              --              --          40,000          29,812
Brightpoint, Inc. cv. LYON zero %, 2018          --              --       2,300,000         882,625       1,800,000         690,750
Nextel Communications, Inc.
cv. sr. notes 5 1/4s, 2010                  830,000         421,225              --              --         500,000         253,750
Spectrasite Holdings, Inc.
cv. sr. notes 6 3/4s, 2010                  110,000          54,077              --              --          30,000          14,748
                                                     --------------                  --------------                  --------------
                                                            527,473                         882,625                         989,060

Textiles                                                        --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Reebok International, Ltd. 144A cv.
bonds 4 1/4s, 2021                               --              --         126,000         116,078          99,000          91,204

Tobacco                                                         --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Standard Commercial Corp.
cv. sub. deb. 7 1/4s, 2007                       --              --         300,000         270,000         352,000         316,800
Vector Group, Ltd. 144A cv. sub. notes
6 1/4s, 2008 (Germany)                           --              --         970,000       1,287,675         790,000       1,048,725
                                                     --------------                  --------------                  --------------
                                                                 --                       1,557,675                       1,365,525

Transaction Processing                                          --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
National Data Corp. cv. sub. notes
5s, 2003                                         --              --         700,000         783,125         519,000         580,631
                                                     --------------                  --------------                  --------------
Total Convertible Bonds and Notes
(cost $3,724,577, $84,344,023
and $65,437,979)                                     $    3,378,611                  $   75,862,067                  $   58,612,684
-----------------------------------------------------------------------------------------------------------------------------------

                                                      GROWTH                       BALANCED                     CONSERVATIVE

                                                               0.2%                            0.2%                            0.6%
PREFERRED STOCKS (a)                         Shares           Value          Shares           Value          Shares           Value
-----------------------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. $3.25 cum. pfd. (PIK)        10,536  $          105              --  $           --              --  $           --
California Federal Bancorp, Inc. Ser. A,
$2.281 pfd.                                   8,100         202,500          22,060         551,500          15,240         381,000
Chevy Chase Capital Corp. Ser. A,
$5.188 pfd.  (PIK)                            4,057         229,221              --              --           2,028         114,582
CSBI Capital Trust I 144A company
guaranty Ser. A, 11.75% pfd.                     --              --              --              --          90,000          99,000
CSC Holdings, Inc. Ser. M,
$11.125 cum. pfd.  (PIK)                      7,045         739,725              --              --             925          97,125
Dobson Communications Corp.
13.00% pfd.                                      34          30,940              --              --               1             910
Dobson Communications Corp. 144A
12.25% pfd.  (PIK)                               14          12,740              --              --              --              --
First Union Capital II Ser. A, 7.95% pfd.        --              --           2,490       2,556,483           3,155       3,239,239
Fresenius Medical Capital Trust II company
guaranty 7.875% pfd. (Germany)                   --              --           1,330       1,290,100             990         960,300
Intermedia Communications, Inc.
Ser. B, 13.50% pfd.  (PIK)                       --              --               1           1,060              --              --
Nextel Communications, Inc.
Ser. D, 13.00% cum. pfd.  (PIK)                   6           3,120              --              --               2           1,040
Nextel Communications, Inc. 144A
Ser. E, 11.125% pfd.  (PIK)                     237          97,170              --              --             118          48,380
Paxson Communications Corp.
13.25% cum. pfd.  (PIK)                         137       1,219,300              --              --              76         676,400
Paxson Communications Corp.
12.50% pfd.  (PIK)                                1             920              --              --              --              --
                                                     --------------                  --------------                  --------------
Total Preferred Stocks
(cost $2,917,632, $4,176,095
and $5,323,369)                                      $    2,535,741                  $    4,399,143                  $    5,617,976
-----------------------------------------------------------------------------------------------------------------------------------

                                                      GROWTH                         BALANCED                       CONSERVATIVE
                                                               0.1%                            0.1%                            0.1%
UNITS (a)                                     Units           Value           Units           Value           Units           Value
-----------------------------------------------------------------------------------------------------------------------------------
Cipla, Ltd. Ser. B equity participation
notes zero %, (Issued by Credit Suisse
First Boston) 2003 (India) (NON)              9,252  $      218,370              --  $           --              --  $           --
Contifinacial Corp. Liquidating Trust
units 8 1/8s, 2031                        1,784,768         160,629              --              --         475,649          42,808
Infosys Technologies, Ltd. 144A
Structured Call Warrants (Issued by
UBS AG) 2002 (India)                             --              --           9,900         492,587              --              --
Lehman Brothers Holdings, Inc. 144A
Structured Warrants (Issued by Lehman
Brothers Finance S.A.)                        2,300         130,755           4,400         250,140              --              --
Nippon Television Network Corp. 144A
Structured Call Warrants (Issued by Lehman
Brothers Finance S.A.), Exp. 8/6/02
(Japan)                                          --              --             440         101,557              --              --
Satyam Computer Services, Ltd. Low
Exercise Call Warrants (Issued by UBS AG),
Exp. 8/16/02 (India)                        147,650         395,540              --              --              --              --
Tokyo Broadcasting System, Inc. Structured
Notes 3.35s (Issued by UBS AG) 2001
(Japan)                                      22,100         419,091          39,000         739,573           5,000          94,817
Washington Mutual Capital Trust I 144A
units cum. cv. pfd. $2.688                       --              --          16,300         906,688          12,600         700,875
                                                     --------------                  --------------                  --------------
Total Units
(cost $2,314,385, $3,602,104
and $1,252,881)                                      $    1,324,385                  $    2,490,545                  $      838,500
-----------------------------------------------------------------------------------------------------------------------------------


                                                      GROWTH                          BALANCED                    CONSERVATIVE
                                                                --%                            1.4%                            2.7%
CONVERTIBLE
PREFERRED STOCKS (a)                         Shares           Value          Shares           Value          Shares           Value

Aerospace and Defense                                           --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Coltech Capitial Trust $2.625 cv. pfd.           --  $           --           4,592  $      143,500           3,241  $      101,281

Automotive                                                      --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Tower Automotive Capital Trust
$3.375 cv. pfd.                                  --              --           9,900         230,175           7,800         181,350

Banking                                                         --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc. $3.75 cv.
pfd.                                             --              --          11,760         687,960           9,100         532,350
Union Planters Corp. Ser. E,
$2.00 cum. cv. pfd.                              --              --           9,800         525,525           7,500         402,188
Washington Mutual, Inc. $4.00 cv.
pfd.                                             --              --           8,500         727,175           6,500         556,075
                                                     --------------                  --------------                  --------------
                                                                 --                       1,940,660                       1,490,613

Broadcasting                                                    --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp. Ser. A,
$3.125 cv. pfd.                                  --              --          28,925         925,600          22,633         724,256
Paxson Communications Corp. 144A
9.75% cv. pfd.  (PIK)                            37         321,900              --              --              12         104,400
Pegasus Communications Corp. Ser. C,
6.50% cum. cv. pfd.                              --              --          28,355         744,319          21,681         569,126
Radio One, Inc. 6.50% cum. cv. pfd.              --              --             810         688,652             600         510,113
Radio One, Inc. 6.50% cum. cv. pfd.              --              --             233         198,094             171         145,382
Sinclair Broadcast Group, Inc. Ser. D,
$3.00 cv. pfd.                                   --              --          45,236       1,243,990          34,759         955,873
                                                     --------------                  --------------                  --------------
                                                            321,900                       3,800,655                       3,009,150

Cable Television                                                --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
MediaOne Group, Inc. 7.00% cv. pfd.              --              --          40,500       1,012,500          31,700         792,500

Commercial and Consumer Services                                --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Carriage Services Capital Trust
$3.50 cv. pfd.                                   --              --              --              --           1,500          41,813

Electric Utilities                                              --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp. 8.75% cum. cv. pfd.             --              --          17,754         534,839          13,677         412,020
Reliant Energy, Inc. zero % cv. pfd.             --              --          11,600         614,336           9,000         476,640
                                                     --------------                  --------------                  --------------
                                                                 --                       1,149,175                         888,660

Electronics                                                     --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Interact Systems, Inc. 144A
14.00% cv. pfd. (In default) (NON)              400               4              --              --              90               1
Pioneer Standard Electronics, Inc.
$3.375 cv. pfd.                                  --              --           3,700         134,588           2,600          94,575
Titan Capital Trust $2.875 cum. cv. pfd.         --              --             400          14,150             600          21,225
Titan Capital Trust 144A $2.875 cv. pfd.         --              --           3,000         106,125           2,000          70,750
World Access, Inc. 144A Ser. D,
zero % cv. pfd.                                 114             171              --              --              29              43
                                                     --------------                  --------------                  --------------
                                                                175                         254,863                         186,594

Energy                                                          --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Evi, Inc. $2.50 cum. cv. pfd.                    --              --          15,298         592,798          11,785         456,669
Hanover Compressor Capital Trust
$3.625 cv. pfd.                                  --              --             300          20,213             400          26,950
Hanover Compressor Capital Trust
144A $3.625 cv. pfd.                             --              --           1,900         128,013           1,300          87,588
                                                     --------------                  --------------                  --------------
                                                                 --                         741,024                         571,207

Engineering & Construction                                      --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
TXI Capital Trust I $2.75 cv. pfd.               --              --          45,400       1,492,525          34,700       1,140,763

Food                                                            --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Suiza Capital Trust II $2.75 cv. pfd.            --              --          23,433       1,077,918          18,017         828,782

Health Care Services                                            --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Caremark Rx Capital Trust I $3.50 cum. cv.
pfd.                                             --              --           9,219       1,075,166           7,069         824,422

Insurance                                                       --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
ACE, Ltd. $4.125 cum. cv. pfd.                   --              --          38,735       2,430,621          30,158       1,892,415

Metals                                                          --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 14.25% cv. pfd.          182             910              --              --              87             435
Freeport-McMoRan Copper & Gold, Inc.
$1.75 cum. cv. pfd.                              --              --          78,400       1,146,600          59,900         876,038
USX Capital Trust I $3.375 cum. cv. pfd.         --              --           8,200         385,400           6,500         305,500
                                                     --------------                  --------------                  --------------
                                                                910                       1,532,000                       1,181,973

Oil & Gas                                                       --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Newfield Exploration Co. $3.25 cv. pfd.          --              --          17,300         856,350          13,300         658,350
Unocal Capital Trust $3.125 cum. cv. pfd.        --              --          14,216         677,037          10,863         517,350
Vec Trust I $1.937 cum. cv. pfd.                 --              --          39,800       1,180,070          30,700         910,255
Western Gas Rersources zero % cum. cv.
pfd.                                             --              --          41,100       1,633,725          31,700       1,260,075
                                                     --------------                  --------------                  --------------
                                                                 --                       4,347,182                       3,346,030

Paper & Forest Products                                         --%                            0.1%                            0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Georgia-Pacific Group $3.75 cv. pfd.             --              --           9,883         326,139          10,170         335,610
International Paper Capital Trust
$2.625 cum. cv. pfd.                             --              --          31,991       1,399,606          24,522       1,072,838
Sealed Air Corp. Ser. A,
$1.00 cum. cv. pfd.                              --              --          18,230         717,806          14,156         557,393
                                                     --------------                  --------------                  --------------
                                                                 --                       2,443,551                       1,965,841

Pharmaceuticals                                                 --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Biovail Corp. $3.375 cv. pfd. (Canada)           --              --           5,743         478,823           4,196         349,842
Pharmacia Corp. 6.50% cv. pfd.                   --              --          26,420       1,007,263          20,353         775,958
                                                     --------------                  --------------                  --------------
                                                                 --                       1,486,086                       1,125,800

Power Producers                                                 --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Mirant Trust I Ser. A, $3.125 cum. cv. pfd       --              --          10,266         549,231           7,870         421,045

Publishing                                                      --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Tribune Co. 2.00% cv. pfd.                       --              --           9,800         883,225           7,700         693,963

Railroads                                                       --%                             --%                             --%
-----------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co.
$2.625 cv. pfd. (Canada)                         --              --           2,400         132,300           5,300         292,163

Real Estate                                                     --%                            0.1%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust
Ser. E, 7.00% cum. cv. pfd. (R)                  --              --          14,341         466,083          11,047         359,028
Equity Residential Properties Trust
Ser. G, $1.813 cum. cv. pfd. (R)                 --              --          27,800         706,954          21,400         544,202
                                                     --------------                  --------------                  --------------
                                                                 --                       1,173,037                         903,230

Software                                                        --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Amdocs Automatic 6.75% cv. pfd.                  --              --          24,374         594,116          18,541         451,937

Technology Services                                             --%                             --%                            0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.
zero % cv. pfd.                                  --              --          14,000         714,000          10,900         555,900

Telecommunications                                              --%                            0.2%                            0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Broadwing, Inc. Ser. B,
$3.275 cum. cv. pfd.                             --              --          20,310         774,319          15,613         595,246
Citizens Communications Co.
cv. pfd. $1.688                                  --              --          29,700         631,125          22,800         484,500
Cox Communications, Inc.
$7.75 cv. pfd.                                   --              --          24,875       1,557,797          19,500       1,221,188
Global Crossing, Ltd. 6.75% cum. cv.
pfd. (Bermuda)                                   --              --           9,652         402,971           7,465         311,664
Global Telesystems Group, Inc.
$3.625 cv. pfd.                                  --              --           5,300           7,288              --              --
McLeodUSA, Inc. Ser. A,
6.75% cum. cv. pfd.                              --              --           7,400         373,700           5,600         282,800
Qwest Trends Trust 144A
5.75% cv. pfd.                                   --              --          15,541         538,107          11,651         403,416
                                                     --------------                  --------------                  --------------
                                                                 --                       4,285,307                       3,298,814
                                                     --------------                  --------------                  --------------
Total Convertible Preferred Stocks
(cost $589,607, $39,636,382
and $30,769,299)                                     $      322,985                  $   33,488,817                  $   26,186,246
-----------------------------------------------------------------------------------------------------------------------------------


                                                     GROWTH                     BALANCED                   CONSERVATIVE
PURCHASED                                                     --%                          --%                           --%
OPTIONS                  Expiration Date/      Contract                Contract                      Contract
OUTSTANDING(a)              Strike Price         Amount     Value        Amount          Value         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------------
USD/JPY Fx
OTC Option
(UBS AG) (Call)        Nov-01/123.05 USD JPY 46,061,000  $161,214            --  $          --             --  $          --
EUR/USD Fx OTC
Option
(Lehman Brothers)
(Call)                   Oct 01/.905 EUR    $10,784,000   103,098    12,256,000        117,170      4,480,000         42,830
                                                         --------                     --------                      --------
Total Purchased Options
Outstanding
(cost $489,709, $111,593
and $40,791)                                             $264,312                $     117,170                 $      42,830
-----------------------------------------------------------------------------------------------------------------------------------

                                                           GROWTH                      BALANCED                   CONSERVATIVE
                                                                     --%                          --%                           --%
                                Expiration
WARRANTS* (NON)                       Date       Warrants          Value       Warrants         Value       Warrants          Value
-----------------------------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 144A       10/28/09             32  $           1             --  $         --              7  $           1
Birch Telecommunications, Inc.
144A  (PIK)                        6/15/08            340             34             --            --             80              8
CellNet Data Systems, Inc.         10/1/07            995              1             --            --            210              1
Dayton Superior Corp.              6/15/09            630         12,600             --            --            330          6,600
Delta Financial Corp.             12/21/10          8,130              1             --            --          2,035              1
Diva Systems Corp.                 5/15/06            502        125,500             --            --            128         32,000
Diva Systems Corp. 144A             3/1/08          5,157         15,471             --            --          3,189          9,567
Globalstar Telecommunications      2/15/04            400              4             --            --             90              1
Horizon PCS, Inc.                  10/1/01            700         14,000             --            --            340          6,800
ICG Communications, Inc.          10/15/05          1,287             13             --            --            330              3
Imperial Credit Industries, Inc.    8/1/08         11,686          1,169             --            --          6,131            613
Interact Systems, Inc.              8/1/03            400              1             --            --             90              1
Interact Systems, Inc. 144A       12/15/09            400              4             --            --             90              1
Ipcs Inc. 144A                     7/15/10            500         30,000             --            --            260         15,600
IWO Holdings, Inc.                 1/15/11            390         27,300             --            --            190         13,300
Jostens, Inc.                       5/1/10            830         16,704             --            --            480          9,660
KMC Telecommunications
Holdings, Inc. 144A                4/15/08            700              7             --            --            175              2
Knology Holdings, Inc.            10/22/07          1,005             50             --            --            210             11
McCaw International, Ltd.          4/15/07             30            360             --            --             10            120
Mediq, Inc. 144A                    6/1/09            410              4             --            --            100              1
ONO Finance PLC 144A
(United Kingdom)                   2/15/11            290         11,600             --            --             --             --
Orbital Imaging Corp. 144A          3/1/05            415              1             --            --            100              1
Paxson Communications Corp.
144A                               6/30/03            960          3,840             --            --            320          1,280
Pliant Corp. 144A                   6/1/10             --             --             --            --            160            320
Raintree Resort 144A               12/1/04            195              2             --            --             40              1
Startec Global
Communications Corp.               5/15/08            390             12             --            --             90              3
Sterling Chemicals Holdings        8/15/08            145             87             --            --             30             18
Telehub Communications Corp.
144A                               7/31/05            290              1             --            --             80              1
Travel Centers of America           5/1/09            210              2             --            --            180              2
Ubiquitel, Inc. 144A               4/15/10             --             --             --            --            590         35,400
UIH Australia/Pacific, Inc.
144A                               5/15/06            820              8             --            --            200              2
Veraldo Holdings, Inc.
144A                               4/15/08          1,510            755             --            --            360            180
Versatel Telecom NV
(Netherlands)                      5/15/08             20             20             --            --             10             10
                                                            ------------                 ------------                  ------------

Total Warrants
(cost $801,547, $0 and $242,799)                           $     259,552                 $         --                  $    131,509
-----------------------------------------------------------------------------------------------------------------------------------


                                                           GROWTH                      BALANCED                    CONSERVATIVE
                                                                    --%                          0.3%                          0.5%
FOREIGN GOVERNMENT                             Principal                     Principal                     Principal
BONDS AND NOTES (a)                               Amount          Value         Amount          Value         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------------
Ontario (Province of) sr. unsub. 5 1/2s,
2008 (Canada)                              $          --  $          --  $   5,675,000  $   5,847,123  $   3,490,000  $   3,595,852
Quebec (Province of) sr. unsub.
5 3/4s, 2009 (Canada)                                 --             --      1,985,000      2,032,680      1,175,000      1,203,224
                                                         --------------                --------------                --------------
Total Foreign Government
Bonds and Notes
(cost $--, $6,966,218 and $4,308,499)                     $          --                 $   7,879,803                 $   4,799,076
-----------------------------------------------------------------------------------------------------------------------------------

                                                           GROWTH                      BALANCED                    CONSERVATIVE
                                                                   6.5%                         10.1%                         20.0%
SHORT-TERM                                     Principal                     Principal                     Principal
INVESTMENTS (a)                                   Amount          Value         Amount          Value         Amount          Value
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Receivables Corp. effective yield
of 2.67%, October 4, 2001                   $         --  $          --  $          --  $          --  $  25,000,000  $  24,994,438
CXC, Inc. for an effective yield of
3.45%, November 5, 2001                               --             --     45,000,000     44,849,063             --             --
CXC, Inc. for an effective yield of
3.33%, November 27, 2001                              --             --             --             --     25,000,000     24,868,188
Eureka Securitization, Inc. effective yield
of 3.33%, November 21, 2001                           --             --     25,000,000     24,882,063             --             --
Falcon Asset Securitization Corp. effective
yield of 3.50%, October 15, 2001                      --             --     32,200,000     32,156,172             --             --
Falcon Asset Securitization Corp. effective
yield of 3.50%, October 11, 2001                      --             --             --             --     22,600,000     22,578,028
Juniper Securities Corp. effective yield of
2.50%, October 22, 2001                       25,000,000     24,963,542             --             --             --             --
Park Avenue Recievables effective yield of
3.57%, October 10, 2001                               --             --             --             --     24,000,000     23,978,580
Preferred Receivables Fund effective yield
of 2.47%, October 22, 2001                    15,000,000     14,978,388             --             --     10,000,000      9,985,592
Quincy Capital Corp. effective yield of
2.55%, October 11, 2001                               --             --             --             --     25,000,000     24,982,292
U.S. Treasury Bill zero %, December 13, 2001  16,000,000     15,912,400     37,300,000     37,103,417      9,900,000      9,847,438
Short-term investments held as collateral
for loaned securities with yields ranging
from 2.55% to 3.63% and due dates ranging
from November 2, 2001 to November 26, 2001.
(d)                                           25,567,294     25,529,764     43,326,430     43,262,832      3,999,485      3,993,614
Interest in $724,000,000 joint tri-party
repurchase agreement dated September 28,
2001 with S.B.C. Warburg, Inc. due October
1, 2001 with respect to various U.S.
Government obligations -- maturity value of
$21,897,157, $41,474,661 and $--,
respectively, for an effective yield of
3.375%                                        21,891,000     21,891,000     41,463,000     41,463,000             --             --
Interest in $500,000,000 joint tri-party
repurchase agreement dated September 28,
2001 with Credit Suisse First Boston due
October 1, 2001 with respect to various
U.S. Government obligations -- maturity
value of $--, $1,713,482 and $26,669,499,
respectively, for an effective yield of
3.375%                                                --            --       1,713,000      1,713,000     26,662,000     26,662,000
Interest in $624,000,000 joint repurchase
agreement dated September 28, 2001 with
Morgan Stanley, Dean Witter & Co. due
October 1, 2001 with respect to various
U.S. Government obligations -- maturity
value of $--, $22,321,276 and $24,731,954,
respectively, for an effective yield of
3.375%                                                --            --      22,315,000     22,315,000     24,725,000     24,725,000
                                                         --------------                --------------                --------------
Total Short-Term Investments
(cost $103,275,094, $247,744,547
and $196,615,170)                                        $  103,275,094                $  247,744,547                  $196,615,170
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $1,845,598,155,
$2,687,959,216 and $1,039,457,243)(b)                    $1,600,717,132                $2,486,783,910                  $985,928,759
-----------------------------------------------------------------------------------------------------------------------------------


(a) Percentages indicated are based on net assets as follows:
------------------------------------------------------------
Growth Portfolio                            $1,579,433,880
Balanced Portfolio                           2,449,264,584
Conservative Portfolio                         984,157,774
------------------------------------------------------------

(b) The aggregate identified cost on a tax basis is as follows:

                             Aggregate  Gross Unrealized  Gross Unrealized  Net Unrealized
                       Identified Cost      Appreciation      Depreciation    Depreciation
------------------------------------------------------------------------------------------
Growth Portfolio        $1,895,498,942       $18,849,197      $313,631,007   ($294,781,810)
Balanced Portfolio       2,735,610,000        83,636,588       332,462,678    (248,826,090)
Conservative Portfolio   1,045,598,462        16,821,359        76,491,062     (59,669,703)
------------------------------------------------------------------------------------------


(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale.
      FFCA Secured Lending Corp. was acquired various dates from 11/17/00 to 6/28/01 with a cost of $1,024,770, $3,884,130, and $2,488,001 for
      Growth, Balanced and Conservative portfolios, respectively. Safety Components International, Inc. was acquired various dates from 7/21/97 to 4/20/01 with a cost of $66,400 and $35,000 for Growth and Conservative portfolios, respectively. Quorum Broadcast Holdings, LLC Class E was acquired 5/15/2001 with a cost of $515,960 and $253,885 for Growth and Conservative portfolios, respectively. Quorum Broadcast Holdings, LLC notes was acquired 5/15/2001 with a cost of $113,758 and $55,881 for Growth and Conservative portfolios, respectively. LTV Corp. was acquired various dates from 11/2/99 to 5/22/00 with a cost of $906,955, $1,492,437 and $1,795,515 for
      Growth, Balanced and Conservative portfolios, respectively. The total market value of restricted securities held by the fund did not exceed 1.0% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

  (R) Real Estate Investment Trust.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depositary Receipts and Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities
(Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
(FRN) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

(d) See footnote 1 to financial statements on page 135.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2001:
(as percentage of Market Value)

Growth Portfolio
--------------------------------------------------------
Australia                                            1.0
Bermuda                                              1.0
Brazil                                               1.0
Canada                                               1.5
France                                               3.8
Germany                                              2.0
Hong Kong                                            1.0
Italy                                                1.0
Japan                                                4.3
Mexico                                               1.0
Netherlands                                          1.8
South Korea                                          1.2
Spain                                                1.0
Sweden                                               1.0
Switzerland                                          1.4
Taiwan                                               1.0
United Kingdom                                       6.7
United States                                       67.3
Other                                                1.0
--------------------------------------------------------
Total                                              100.0%

Balanced Portfolio
--------------------------------------------------------
Bermuda                                              1.0
Canada                                               1.2
France                                               2.3
Germany                                              1.1
Japan                                                1.7
Netherlands                                          1.0
Switzerland                                          1.0
United Kingdom                                       3.7
United States                                       84.8
Other                                                2.2
--------------------------------------------------------
Total                                              100.0%

Conservative Portfolio
--------------------------------------------------------
Bermuda                                              1.0
Canada                                               1.3
France                                               1.0
Germany                                              1.0
Japan                                                1.0
Netherlands                                          1.0
United Kingdom                                       2.0
United States                                       91.0
Other                                                0.7
--------------------------------------------------------
Total                                              100.0%



----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy
at September 30, 2001                                                                GROWTH
(aggregate face value $211,202,011)
                                                                                           Unrealized
                                                  Market Aggregate Face       Delivery   Appreciation/
                                                   Value          Value           Date  (Depreciation)
-----------------------------------------------------------------------------------------------------
Australian Dollars                           $38,394,333    $40,320,305       12/19/01   $(1,925,972)
British Pounds                                70,117,845     69,611,424       12/19/01       506,421
Canadian Dollars                              24,488,618     25,122,325       12/19/01      (633,707)
Euro                                          53,677,279     53,179,468       12/19/01       497,811
Korean Won                                     9,361,182      9,456,083       12/19/01       (94,901)
Norwegian Krone                               13,332,398     13,512,406       12/19/01      (180,008)
----------------------------------------------------------------------------------------------------
                                                                                         $(1,830,356)
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell
at September 30, 2001                                                                GROWTH
(aggregate face value $274,091,910)
                                                                                          Unrealized
                                                  Market Aggregate Face       Delivery  Appreciation/
                                                   Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Australian Dollars                          $  1,660,227   $  1,756,768       12/19/01  $     96,541
British Pounds                                51,138,144     50,446,169       12/19/01      (691,975)
Canadian Dollars                              17,656,340     17,983,632       12/19/01       327,292
Danish Krone                                   3,173,521      3,096,487       12/19/01       (77,034)
Euro                                         131,313,124    130,048,236       12/19/01    (1,264,888)
Hong Kong Dollars                              6,537,519      6,535,909       12/19/01        (1,610)
Japanese Yen                                  42,782,211     42,619,911       12/19/01      (162,300)
Mexican Peso                                   3,854,431      3,747,611       12/19/01      (106,820)
Singapore Dollars                              4,879,891      4,924,855       12/19/01        44,964
Swedish Krona                                  7,539,898      7,562,000       12/19/01        22,102
Swiss Francs                                   5,626,366      5,370,332       12/19/01      (256,034)
----------------------------------------------------------------------------------------------------
                                                                                         $(2,069,762)
----------------------------------------------------------------------------------------------------


Written Options Outstanding
at September 30, 2001                                   GROWTH
(premium received $87,408)
                                                   Expiration Date/         Market
Contract Amount                                       Strike Price           Value
----------------------------------------------------------------------------------------------------
AUD 16,758,000             OTC option to
                           exchange Australian
                           dollars for U.S.
                           dollars (Morgan
                           Stanley, Dean Witter
                           & Co.) (Put)           Oct 01/0.485 AUD         $64,480
----------------------------------------------------------------------------------------------------


Futures Contracts Outstanding
at September 30, 2001                                                                GROWTH
                                                                                          Unrealized
                                                         Aggregate Face     Expiration  Appreciation/
                                             Total Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
CAC40 10 Euro (Long)                         $ 8,819,273    $ 8,578,542         Oct-01   $   240,731
DAX Index (Long)                               4,023,760      3,983,065         Dec-01        40,695
Euro Dollar 90 day
(Short)                                       29,505,850     29,037,411         Dec-01      (468,439)
FT-SE 100 Index (Long)                        20,153,070     19,854,876         Dec-01       298,194
Japanese Government
Bond 10yr (Short)                             69,453,905     69,416,604         Dec-01       (37,301)
Russell 2000 Index (Short)                    11,775,450     11,721,088         Dec-01       (54,362)
S&P 500 Index (Long)                          54,272,400     51,738,189         Dec-01     2,534,211
SPI 200 Index (Long)                          25,093,517     24,545,189         Dec-01       548,328
U.S. Treasury Note 10yr
(Short)                                       48,951,562     47,621,863         Dec-01    (1,329,699)
U.S. Treasury Note 2yr
(Short)                                       34,273,297     33,752,578         Dec-01      (520,719)
----------------------------------------------------------------------------------------------------
                                                                                         $ 1,251,639
----------------------------------------------------------------------------------------------------


TBA Sale Commitments
at September 30, 2001                                                                GROWTH
(proceeds receivable $11,200,372)
                                                              Principal     Settlement        Market
Agency                                                           Amount           Date         Value
----------------------------------------------------------------------------------------------------
FHLMC, 7 1/2s, October 1, 2031                               $2,465,000       10/15/01   $ 2,564,340
FNMA, 6 1/2s, October 1, 2031                                 5,300,000       10/15/01     5,389,411
GNMA, 8s, October 1, 2031                                       901,000       10/15/01       948,014
GNMA, 8s, October 1, 2031                                     2,249,000       10/15/01     2,366,353
----------------------------------------------------------------------------------------------------
                                                                                         $11,268,118
----------------------------------------------------------------------------------------------------
Swap Contracts Outstanding
at September 30, 2001                                                                GROWTH

                                                                                          Unrealized
                                                               Notional    Termination  Appreciation/
                                                                 Amount           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated February 28, 2001 to
pay semi-annually the notional amount
multiplied by 5.815% and receive quarterly
the notional amount multiplied by three
month USD-LIBOR-BBA.                                       $  7,200,000         Mar-11    $ (332,177)

Agreement with Merrill Lynch Capital
Services, Inc. dated February 28, 2001 to
pay semi-annually the notional amount
multiplied by 5.485% and receive quarterly
the notional amount multiplied by three
month USD-LIBOR-BBA.                                          2,500,000         Mar-06      (107,708)

Agreement with Salomon Brothers
International Limited dated January 28,
2000 to receive monthly the notional amount
multiplied by the return of the World
Government Bond Index Unhedged-NON USD and
pay monthly the notional amount multiplied
by one month USD LIBOR adjusted by a
specified spread.                                            96,122,585         Jan-03            --

Agreement with Salomon Brothers
International Limited dated January 28,
2000 to receive monthly the notional amount
multiplied by the return of the World
Government Bond Index Hedged-NON USD and
pay monthly the notional amount multiplied
by one month USD LIBOR adjusted by a
specified spread.                                            92,969,279         Jan-03            --

Agreement with JP Morgan Securities, Inc.
dated May 15, 2000 to receive monthly the
notional amount multiplied by the return of
the Lehman Brothers US Government Bond
Index and pay monthly the notional amount
multiplied by one month USD LIBOR adjusted
by a specified spread.                                       55,521,262         Jun-03       774,337

Agreement with Lehman Brothers Special
Financing, Inc. dated February 29, 2000 to
pay monthly the notional amount multiplied
by the return of the Lehman Government
Index and receive monthly the notional
amount multiplied by one month USD LIBOR
adjusted by a specified spread.                              75,705,717         Mar-03     1,052,661

Agreement with Lehman Brothers Special
Financing dated June 29, 2001 to pay
monthly the notional amount multiplied by
the return of the Lehman Brothers MBS Fixed
Rate Index, adjusted by a specific spread,
and receive monthly the notional amount
multiplied by USD-LIBOR-BBA, adjusted by a
specified spread.                                            36,618,090         Oct-01      (464,684)
----------------------------------------------------------------------------------------------------
                                                                                          $  922,429
----------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy
at September 30, 2001                                                       BALANCED
(aggregate face value $256,394,515)
                                                                                          Unrealized
                                                  Market Aggregate Face       Delivery  Appreciation/
                                                   Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Australian Dollars                           $42,565,088    $44,700,873       12/19/01   $(2,135,785)
British Pounds                                88,226,217     87,555,527       12/19/01       670,690
Canadian Dollars                              26,301,055     26,981,664       12/19/01      (680,609)
Euro                                          66,046,267     65,625,587       12/19/01       420,680
Japanese Yen                                   5,573,581      5,601,546       12/19/01       (27,965)
Korean Won                                    10,637,940     10,745,785       12/19/01      (107,845)
Norwegian Krone                               14,981,262     15,183,533       12/19/01      (202,271)
----------------------------------------------------------------------------------------------------
                                                                                         $(2,063,105)
----------------------------------------------------------------------------------------------------

Forward Currency Contracts to Sell
at September 30, 2001                                                       BALANCED
(aggregate face value $397,002,641)
                                                                                          Unrealized
                                                  Market Aggregate Face       Delivery  Appreciation/
                                                   Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Australian Dollars                          $  8,528,713   $  9,024,652       12/19/01   $   495,939
British Pounds                                93,290,268     92,027,912       12/19/01    (1,262,356)
Canadian Dollars                              28,392,270     28,982,272       12/19/01       590,002
Euro                                         188,972,051    186,898,153       12/19/01    (2,073,898)
Hong Kong Dollars                              7,926,929      7,924,977       12/19/01        (1,952)
Japanese Yen                                  46,781,388     46,272,475       12/19/01      (508,913)
Singapore Dollars                              3,026,199      3,054,083       12/19/01        27,884
Swedish Krona                                  8,369,063      8,393,596       12/19/01        24,533
Swiss Francs                                  15,155,748     14,424,521       12/19/01      (731,227)
----------------------------------------------------------------------------------------------------
                                                                                         $(3,439,988)
----------------------------------------------------------------------------------------------------


Written Options Outstanding
at September 30, 2001                                                       BALANCED
(premium received $98,842)
                                                              Expiration Date/                Market
Contract Amount                                                  Strike Price                  Value
----------------------------------------------------------------------------------------------------
AUD 18,950,000             OTC option to
                           exchange Australian
                           dollars for U.S.
                           dollars (Morgan
                           Stanley, Dean
                           Witter & Co.)
                           (Put)                             Oct 01/0.485 AUD                $72,915
----------------------------------------------------------------------------------------------------


Futures Contracts Outstanding
at September 30, 2001                                                       BALANCED

                                                                                          Unrealized
                                                         Aggregate Face     Expiration  Appreciation/
                                             Total Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
CAC40 10 Euro (Long)                        $ 14,252,243   $ 13,863,214         Oct-01   $   389,029
DAX Index (Long)                               6,575,413      6,508,911         Dec-01        66,502
DJ Euro Stoxx 50
(Short)                                       47,458,886     45,994,538         Dec-01    (1,464,348)
Euro Dollar 90 day
(Short)                                       29,505,850     29,257,685         Dec-01      (248,165)
FT-SE 100 Index (Short)                       35,899,914     35,481,326         Dec-01      (418,588)
FT-SE 100 Index (Long)                        29,182,224     28,750,430         Dec-01       431,794
Hang Seng Index (Short)                        2,238,153      2,098,612         Oct-01      (139,541)
Russell 2000 Index
(Short)                                      123,439,200    125,403,835         Dec-01     1,964,635
S&P 500 Index (Long)                         375,597,233    369,099,382         Dec-01     6,497,851
S&P/TSE 60 Index (Short)                       5,967,610      5,839,883         Dec-01      (127,727)
SPI 200 Index (Long)                          41,254,802     40,357,592         Dec-01       897,210
SPI 200 Index (Short)                          4,428,268      4,289,345         Oct-01      (138,923)
Topix Index (Short)                           25,826,755     26,716,188         Oct-01       889,433
U.S. Agency 10yr (Short)                       7,723,750      7,564,238         Oct-01      (159,512)
U.S. Treasury Bond (Short)                     9,389,500      9,249,388         Oct-01      (140,112)
U.S. Treasury Note 10yr
(Long)                                         2,610,750      2,567,727         Dec-01        43,023
U.S. Treasury Note 10yr
(Short)                                      183,622,751    180,811,225         Dec-01    (2,811,526)
U.S. Treasury Note 5yr
(Short)                                       27,479,625     27,041,016         Dec-01      (438,609)
U.S. Treasury Note 2yr
(Short)                                      107,656,000    105,973,631         Dec-01    (1,682,369)
----------------------------------------------------------------------------------------------------
                                                                                         $ 3,410,057
----------------------------------------------------------------------------------------------------


TBA Sale Commitments
at September 30, 2001                                                       BALANCED
(proceeds receivable $24,108,844)
                                                              Principal     Settlement        Market
Agency                                                           Amount           Date         Value
----------------------------------------------------------------------------------------------------
FHLMC, 7 1/2s, October 1, 2031                              $ 4,000,000       10/15/01   $ 4,161,200
FNMA, 6 1/2s, October 1, 2031                                19,800,000       10/15/01    20,134,026
----------------------------------------------------------------------------------------------------
                                                                                         $24,295,226
----------------------------------------------------------------------------------------------------

Swap Contracts Outstanding
at September 30, 2001                                                       BALANCED

                                                               Notional    Termination    Unrealized
                                                                 Amount           Date  Appreciation
----------------------------------------------------------------------------------------------------
Agreement with JP Morgan Securities, Inc.
dated May 15, 2000 to receive monthly the
notional amount multiplied by the return of
the Lehman Brothers US Government Bond
Index and pay monthly the notional amount
multiplied by one month USD LIBOR adjusted
by a specified spread.                                     $167,709,733         Jun-03    $2,338,934

Agreement with Lehman Brothers Special
Financing, Inc. dated February 29, 2000 to
pay monthly the notional amount multiplied
by the return of the Lehman Government
Index and receive monthly the notional
amount multiplied by one month USD LIBOR
adjusted by a specified spread.                             160,875,221         Mar-03     2,236,914
----------------------------------------------------------------------------------------------------
                                                                                          $4,575,848
----------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy
at September 30, 2001                                                     CONSERVATIVE
(aggregate face value $94,820,941)
                                                                                          Unrealized
                                                  Market Aggregate Face       Delivery  Appreciation/
                                                   Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Australian Dollars                           $16,580,555    $17,416,633       12/19/01     $(836,078)
British Pounds                                33,572,951     33,300,240       12/19/01       272,711
Canadian Dollars                               9,861,112     10,116,294       12/19/01      (255,182)
Danish Krone                                       1,222          1,192       12/19/01            30
Euro                                          23,896,392     23,631,737       12/19/01       264,655
Japanese Yen                                     601,363        604,113       12/19/01        (2,750)
Korean Won                                     3,889,206      3,928,634       12/19/01       (39,428)
Norwegian Krone                                5,744,738      5,822,098       12/19/01       (77,360)
----------------------------------------------------------------------------------------------------
                                                                                           $(673,402)
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell
at September 30, 2001                                                     CONSERVATIVE
(aggregate face value $66,081,796)
                                                                                          Unrealized
                                                  Market Aggregate Face       Delivery  Appreciation/
                                                   Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
Australian Dollars                           $   261,978    $   277,212       12/19/01     $  15,234
British Pounds                                13,763,150     13,576,914       12/19/01      (186,236)
Canadian Dollars                               5,046,791      5,122,045       12/19/01        75,254
Euro                                          36,251,286     35,983,538       12/19/01      (267,748)
Hong Kong Dollars                              1,006,723      1,006,475       12/19/01          (248)
Japanese Yen                                   6,319,540      6,250,793       12/19/01       (68,747)
Singapore Dollars                                387,887        391,461       12/19/01         3,574
Swedish Krona                                  1,643,195      1,648,012       12/19/01         4,817
Swiss Francs                                   1,917,879      1,825,346       12/19/01       (92,533)
----------------------------------------------------------------------------------------------------
                                                                                           $(516,633)
----------------------------------------------------------------------------------------------------


Written Options Outstanding
at September 30, 2001                                                     CONSERVATIVE
(premium received $38,441)
                                            Expiration Date/                   Market
Contract Amount                                Strike Price                     Value
----------------------------------------------------------------------------------------------------
AUD 7,370,000            OTC option to
                         exchange Australian
                         dollars for U.S.
                         dollars (Morgan
                         Stanley, Dean
                         Witter & Co.)
                         (Put)             Oct 01/0.485 AUD                   $28,358
----------------------------------------------------------------------------------------------------


Futures Contracts Outstanding
at September 30, 2001                                                     CONSERVATIVE

                                                                                          Unrealized
                                                         Aggregate Face     Expiration  Appreciation/
                                             Total Value          Value           Date (Depreciation)
----------------------------------------------------------------------------------------------------
CAC40 10 Euro (Long)                         $ 3,944,485    $ 3,836,816         Oct-01    $  107,669
Canadian Government
Bond 10yr (Short)                                 66,034         65,751         Dec-01          (283)
DAX Index (Long)                               1,472,107      1,457,219         Dec-01        14,888
Euro Dollar 90 day
(Short)                                       13,655,600     13,537,083         Dec-01      (118,517)
FT-SE 100 Index (Long)                         8,812,454      8,682,061         Dec-01       130,393
Gilt (Long)                                   23,270,253     23,346,578         Dec-01       (76,325)
Japanese Government
Bond 10yr (Short)                             46,614,931     46,589,930         Dec-01       (25,001)
S&P 500 Index (Long)                          83,496,000     81,394,232         Dec-01     2,101,768
SPI 200 Index (Long)                          13,171,258     12,883,313         Dec-01       287,945
U.S. Agency 10yr (Short)                       5,114,375      5,008,742         Dec-01      (105,633)
U.S. Treasury Bond (Short)                     5,169,500      5,091,393         Dec-01       (78,107)
U.S. Treasury Note 10yr
(Long)                                        17,187,438     16,755,546         Dec-01       431,892
U.S. Treasury Note 10yr
(Short)                                       55,369,656     54,878,189         Dec-01      (491,467)
U.S. Treasury Note 5yr
(Short)                                       22,611,188     22,231,195         Dec-01      (379,993)
U.S. Treasury Note 2yr
(Short)                                       38,268,344     37,669,084         Dec-01      (599,260)
----------------------------------------------------------------------------------------------------
                                                                                          $1,199,969
----------------------------------------------------------------------------------------------------


TBA Sale Commitments
at September 30, 2001                                                     CONSERVATIVE
(proceeds receivable $14,980,250)
                                                              Principal     Settlement        Market
Agency                                                           Amount           Date         Value
----------------------------------------------------------------------------------------------------
FHLMC, 7 1/2s, October 1, 2031                              $ 2,000,000       10/15/01   $ 2,080,600
FNMA, 6 1/2s, October 1, 2031                                12,800,000       10/15/01    13,015,936
----------------------------------------------------------------------------------------------------
                                                                                         $15,096,536
----------------------------------------------------------------------------------------------------
Swap Contracts Outstanding
at September 30, 2001                                                     CONSERVATIVE

                                                               Notional    Termination    Unrealized
                                                                 Amount           Date  Appreciation
----------------------------------------------------------------------------------------------------
Agreement with Salomon Brothers
International Limited dated January 28,
2000 to receive monthly the notional amount
multiplied by the return of the World
Government Bond Index Hedged -- NON USD and
pay monthly the notional amount multiplied
by one month USD LIBOR adjusted by a
specific spread.                                           $129,089,766         Jan-03    $       --

Agreement with JP Morgan Securities, Inc.
dated May 15, 2000 to receive monthly the
notional amount multiplied by the return of
the Lehman Brothers US Government Bond
Index and pay monthly the notional amount
multiplied by one month USD LIBOR adjusted
by a specified spread.                                       57,536,391         Jun-03       802,421

Agreement with Lehman Brothers Special
Financing, Inc. dated February 29, 2000 to
pay monthly the notional amount multiplied
by the return of the Lehman Government
Index and receive monthly the notional
amount multiplied by one month USD LIBOR
adjusted by a specified spread.                              41,401,636         Mar-03       575,675
----------------------------------------------------------------------------------------------------
                                                                                          $1,378,096
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001
Putnam Asset Allocation: Growth Portfolio

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value, including $23,961,560 of
securities on loan (identified cost $1,845,598,155) (Note 1)                     $1,600,717,132
-----------------------------------------------------------------------------------------------
Cash                                                                                  2,490,372
-----------------------------------------------------------------------------------------------
Foreign currency (cost $5,077,386)                                                    5,080,197
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            10,634,428
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,413,731
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       30,236,304
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                               634,228
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                               1,495,131
-----------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              4,588,419
-----------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                           1,826,998
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,660,116,940

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     28,054,352
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            3,284,802
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,657,270
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,472,618
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            63,776
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              6,287
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  831,571
-----------------------------------------------------------------------------------------------
Payable for written options outstanding
(premiums received $87,408) (Note 3)                                                     64,480
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                  889,728
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                  5,395,249
-----------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                                904,569
-----------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   25,529,764
-----------------------------------------------------------------------------------------------
TBA sale commitments, at value
(proceeds receivable $11,200,372) (Note 1)                                           11,268,118
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  260,476
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    80,683,060
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,579,433,880

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,047,966,174
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         39,304,843
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (261,119,989)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (246,717,148)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,579,433,880

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($671,127,298 divided by 75,087,726 shares)                                               $8.94
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.94)*                                    $9.49
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($297,886,805 divided by 34,019,498 shares)**                                             $8.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($95,847,806 divided by 11,089,953 shares)**                                              $8.64
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($48,910,777 divided by 5,570,491 shares)                                                 $8.78
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.78)*                                    $9.10
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($465,661,194 divided by 51,661,704 shares)                                               $9.01
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS

Year ended September 30, 2001
Putnam Asset Allocation: Growth Portfolio

Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                          $  47,407,383
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,391,659)                                         18,607,504
-----------------------------------------------------------------------------------------------
Securities lending                                                                       39,646
-----------------------------------------------------------------------------------------------
Total investment income                                                              66,054,533

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     11,060,016
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        6,459,970
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        33,658
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         23,443
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,935,688
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 3,855,505
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,202,125
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   436,992
-----------------------------------------------------------------------------------------------
Other                                                                                   970,918
-----------------------------------------------------------------------------------------------
Total expenses                                                                       25,978,315
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (990,209)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         24,988,106
-----------------------------------------------------------------------------------------------
Net investment income                                                                41,066,427
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (211,478,814)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (25,896,642)
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    479,010
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           1,080,069
-----------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                         10,004,739
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                   (4,238,591)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
swap contracts, written options and TBA sale commitments during the year           (278,019,783)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (508,070,012)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(467,003,585)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

Putnam Asset Allocation: Growth Portfolio
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           2001            2000
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   41,066,427  $   32,342,208
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                      (225,811,638)    340,982,834
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (282,258,374)   (164,266,891)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                    (467,003,585)    209,058,151
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
---------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                             (10,852,084)     (7,363,351)
---------------------------------------------------------------------------------------------------------------
Class B                                                                              (2,248,299)     (1,873,390)
---------------------------------------------------------------------------------------------------------------
Class C                                                                                (850,876)       (413,031)
---------------------------------------------------------------------------------------------------------------
Class M                                                                                (518,264)       (357,845)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                              (7,661,644)     (5,236,059)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                            (149,987,221)    (72,475,751)
---------------------------------------------------------------------------------------------------------------
Class B                                                                             (84,343,316)    (52,354,553)
---------------------------------------------------------------------------------------------------------------
Class C                                                                             (25,105,619)    (11,542,732)
---------------------------------------------------------------------------------------------------------------
Class M                                                                             (11,938,255)     (6,511,946)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                             (89,419,898)    (41,178,056)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   450,791,469     284,931,390
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (399,137,592)    294,682,827

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,978,571,472   1,683,888,645
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $39,304,843 and $8,277,388, respectively)                              $1,579,433,880  $1,978,571,472
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.47               $14.35               $11.76               $13.64               $11.41
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .26                  .28                  .14                  .15                  .17
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.97)                1.56                 2.82                (1.06)                2.69
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.71)                1.84                 2.96                 (.91)                2.86
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.19)                (.16)                (.10)                (.14)                (.16)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (2.63)               (1.56)                (.27)                (.83)                (.47)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (2.82)               (1.72)                (.37)                (.97)                (.63)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.94               $14.47               $14.35               $11.76               $13.64
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (22.41)               12.77                25.55                (7.01)               26.25
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $671,127             $817,887             $664,640             $602,273             $486,107
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.25                 1.18                 1.21                 1.31                 1.39
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             2.35                 1.87                 1.00                 1.13                 1.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               98.60               155.18               105.11               146.58                99.96
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.21               $14.12               $11.59               $13.47               $11.29
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .17                  .16                  .03                  .05                  .08
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.92)                1.55                 2.78                (1.05)                2.67
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.75)                1.71                 2.81                (1.00)                2.75
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.07)                (.06)                (.01)                (.05)                (.10)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (2.63)               (1.56)                (.27)                (.83)                (.47)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (2.70)               (1.62)                (.28)                (.88)                (.57)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.76               $14.21               $14.12               $11.59               $13.47
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (23.04)               11.98                24.52                (7.72)               25.23
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $297,887             $469,645             $470,073             $385,645             $357,501
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             2.00                 1.93                 1.96                 2.06                 2.14
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.60                 1.07                  .25                  .40                  .68
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               98.60               155.18               105.11               146.58                99.96
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.08               $14.00               $11.50               $13.38               $11.24
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .17                  .17                  .03                  .05                  .08
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.89)                1.53                 2.75                (1.04)                2.65
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.72)                1.70                 2.78                 (.99)                2.73
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.09)                (.06)                (.01)                (.06)                (.12)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (2.63)               (1.56)                (.27)                (.83)                (.47)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (2.72)               (1.62)                (.28)                (.89)                (.59)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.64               $14.08               $14.00               $11.50               $13.38
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (23.08)               12.01                24.47                (7.70)               25.31
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $95,848             $135,439             $103,209              $88,076              $68,749
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             2.00                 1.93                 1.96                 2.06                 2.14
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.60                 1.13                  .25                  .41                  .67
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               98.60               155.18               105.11               146.58                99.96
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS M
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.25               $14.15               $11.60               $13.49               $11.32
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .20                  .20                  .07                  .08                  .11
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.93)                1.55                 2.80                (1.05)                2.67
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.73)                1.75                 2.87                 (.97)                2.78
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.11)                (.09)                (.05)                (.09)                (.14)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (2.63)               (1.56)                (.27)                (.83)                (.47)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (2.74)               (1.65)                (.32)                (.92)                (.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.78               $14.25               $14.15               $11.60               $13.49
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (22.84)               12.25                25.05                (7.52)               25.63
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $48,911              $67,225              $59,604              $49,702              $34,381
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.75                 1.68                 1.71                 1.81                 1.89
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.85                 1.35                  .50                  .65                  .92
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               98.60               155.18               105.11               146.58                99.96
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                   Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.58               $14.44               $11.84               $13.72               $11.47
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .29                  .32                  .17                  .18                  .21
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (3.01)                1.58                 2.83                (1.07)                2.70
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.72)                1.90                 3.00                 (.89)                2.91
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.22)                (.20)                (.13)                (.16)                (.19)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (2.63)               (1.56)                (.27)                (.83)                (.47)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (2.85)               (1.76)                (.40)                (.99)                (.66)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.01               $14.58               $14.44               $11.84               $13.72
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (22.30)               13.14                25.76                (6.79)               26.54
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $465,661             $488,376             $386,363             $203,595             $233,292
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.00                  .93                  .96                 1.06                 1.14
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             2.61                 2.13                 1.24                 1.40                 1.71
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               98.60               155.18               105.11               146.58                99.96
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001
Putnam Asset Allocation: Balanced Portfolio

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value, including $40,677,429 of
securities on loan (identified cost $2,687,959,216) (Note 1)                     $2,486,783,910
-----------------------------------------------------------------------------------------------
Cash                                                                                    988,601
-----------------------------------------------------------------------------------------------
Foreign currency (cost $25,478,520)                                                  25,396,549
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            13,665,799
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                4,700,577
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       40,241,986
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                               700,267
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                               2,229,728
-----------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              3,212,952
-----------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                           4,575,848
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,582,496,217

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     43,113,815
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            6,924,943
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,812,091
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,496,457
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            74,475
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             10,026
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,302,509
-----------------------------------------------------------------------------------------------
Payable for written options outstanding
(premiums received $98,842) (Note 3)                                                     72,915
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                  810,178
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                  7,732,821
-----------------------------------------------------------------------------------------------
TBA sale commitments, at value
(proceeds receivable $24,108,844) (Note 1)                                           24,295,226
-----------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   43,262,832
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  323,345
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   133,231,633
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,449,264,584

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,892,363,855
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         17,857,247
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (262,688,238)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (198,268,280)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,449,264,584

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,237,229,317 divided by 134,464,651 shares)                                            $9.20
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.20)*                                    $9.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($381,633,463 divided by 41,736,062 shares)**                                             $9.14
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($119,926,068 divided by 13,213,428 shares)**                                             $9.08
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($55,312,789 divided by 6,023,262 shares)                                                 $9.18
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.18)*                                    $9.51
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($655,162,947 divided by 71,139,488 shares)                                               $9.21
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS

Year ended September 30, 2001
Putnam Asset Allocation: Balanced Portfolio

Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                          $  71,918,284
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $884,874)                                           22,263,679
-----------------------------------------------------------------------------------------------
Securities lending                                                                       63,841
-----------------------------------------------------------------------------------------------
Total investment income                                                              94,245,804

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     15,356,647
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        6,872,786
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        59,020
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         37,338
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,427,007
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 4,649,454
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,366,664
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   481,895
-----------------------------------------------------------------------------------------------
Other                                                                                 1,075,288
-----------------------------------------------------------------------------------------------
Total expenses                                                                       33,326,099
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,052,666)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         32,273,433
-----------------------------------------------------------------------------------------------
Net investment income                                                                61,972,371
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (167,194,071)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (59,445,362)
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    724,453
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              51,094
-----------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                         19,210,823
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                    (3,484,253)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts, swap
contracts, written options and TBA sale commitments during the year                (358,561,811)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (568,699,127)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(506,726,756)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

Putnam Asset Allocation: Balanced Portfolio
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           2001            2000
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   61,972,371  $   52,648,388
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                      (206,653,063)    297,785,786
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (362,046,064)    (22,504,619)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                    (506,726,756)    327,929,555
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
---------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                             (45,016,921)    (22,163,223)
---------------------------------------------------------------------------------------------------------------
Class B                                                                             (12,254,633)     (7,115,666)
---------------------------------------------------------------------------------------------------------------
Class C                                                                              (3,467,612)     (1,713,203)
---------------------------------------------------------------------------------------------------------------
Class M                                                                              (1,812,358)     (1,065,211)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                             (23,054,048)    (11,498,180)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                            (148,315,876)    (66,297,566)
---------------------------------------------------------------------------------------------------------------
Class B                                                                             (55,463,172)    (41,791,913)
---------------------------------------------------------------------------------------------------------------
Class C                                                                             (14,878,917)     (9,236,973)
---------------------------------------------------------------------------------------------------------------
Class M                                                                              (7,312,576)     (4,918,496)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                             (63,728,086)    (34,117,109)
---------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
Class A                                                                              (8,976,600)             --
---------------------------------------------------------------------------------------------------------------
Class B                                                                              (3,356,827)             --
---------------------------------------------------------------------------------------------------------------
Class C                                                                                (900,524)             --
---------------------------------------------------------------------------------------------------------------
Class M                                                                                (442,583)             --
---------------------------------------------------------------------------------------------------------------
Class Y                                                                              (3,857,048)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   638,655,867     557,354,934
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (260,908,670)    685,366,949

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,710,173,254   2,024,806,305
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $17,857,247 and $9,477,809, respectively)                              $2,449,264,584  $2,710,173,254
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                              Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.99               $12.28               $10.66               $12.28               $10.71
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .26                  .31                  .23                  .26                  .28
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.23)                1.59                 1.78                 (.84)                2.13
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (1.97)                1.90                 2.01                 (.58)                2.41
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.38)                (.26)                (.21)                (.18)                (.31)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (1.36)                (.93)                (.18)                (.86)                (.53)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        (.08)                  --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.82)               (1.19)                (.39)               (1.04)                (.84)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.20               $12.99               $12.28               $10.66               $12.28
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (17.11)               15.88                19.09                (4.97)               23.82
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $1,237,229           $1,377,302             $873,219             $846,574             $680,720
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.11                 1.09                 1.14                 1.22                 1.27
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             2.39                 2.37                 1.89                 2.17                 2.44
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              131.05               182.86               119.70               158.14               136.75
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.92               $12.22               $10.61               $12.23               $10.67
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .18                  .20                  .14                  .17                  .19
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.23)                1.59                 1.78                 (.83)                2.13
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.05)                1.79                 1.92                 (.66)                2.32
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.29)                (.16)                (.13)                (.10)                (.23)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (1.36)                (.93)                (.18)                (.86)                (.53)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        (.08)                  --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.73)               (1.09)                (.31)                (.96)                (.76)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.14               $12.92               $12.22               $10.61               $12.23
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (17.78)               15.01                18.22                (5.70)               22.95
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $381,633             $535,663             $553,738             $482,029             $442,463
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.86                 1.84                 1.89                 1.97                 2.02
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.64                 1.56                 1.13                 1.42                 1.70
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              131.05               182.86               119.70               158.14               136.75
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.83               $12.15               $10.56               $12.18               $10.64
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .17                  .20                  .13                  .16                  .19
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.19)                1.57                 1.77                 (.82)                2.11
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.02)                1.77                 1.90                 (.66)                2.30
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.29)                (.16)                (.13)                (.10)                (.23)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (1.36)                (.93)                (.18)                (.86)                (.53)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        (.08)                  --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.73)               (1.09)                (.31)                (.96)                (.76)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.08               $12.83               $12.15               $10.56               $12.18
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (17.65)               14.97                18.14                (5.70)               22.86
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $119,926             $142,761             $120,660              $94,553              $70,847
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.86                 1.84                 1.89                 1.97                 2.02
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.64                 1.58                 1.12                 1.41                 1.70
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              131.05               182.86               119.70               158.14               136.75
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS M
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.97               $12.26               $10.65               $12.27               $10.71
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .20                  .24                  .17                  .20                  .22
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.23)                1.59                 1.78                 (.83)                2.13
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (2.03)                1.83                 1.95                 (.63)                2.35
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.32)                (.19)                (.16)                (.13)                (.26)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (1.36)                (.93)                (.18)                (.86)                (.53)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        (.08)                  --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.76)               (1.12)                (.34)                (.99)                (.79)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.18               $12.97               $12.26               $10.65               $12.27
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (17.57)               15.33                18.45                (5.46)               23.19
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $55,313              $70,757              $66,854              $55,511              $44,121
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.61                 1.59                 1.64                 1.72                 1.77
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             1.89                 1.84                 1.38                 1.67                 1.93
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              131.05               182.86               119.70               158.14               136.75
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $13.00               $12.29               $10.67               $12.29               $10.71
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .29                  .33                  .26                  .29                  .31
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           (2.24)                1.60                 1.78                 (.84)                2.14
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                (1.95)                1.93                 2.04                 (.55)                2.45
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.40)                (.29)                (.24)                (.21)                (.34)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       (1.36)                (.93)                (.18)                (.86)                (.53)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                        (.08)                  --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.84)               (1.22)                (.42)               (1.07)                (.87)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.21               $13.00               $12.29               $10.67               $12.29
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (16.89)               16.15                19.37                (4.74)               24.21
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $655,163             $583,691             $410,335             $216,100             $232,021
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .86                  .84                  .89                  .97                 1.02
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             2.64                 2.58                 2.10                 2.43                 2.70
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              131.05               182.86               119.70               158.14               136.75
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001
Putnam Asset Allocation: Conservative Portfolio

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value, including $3,841,666 of
securities on loan  (identified cost $1,039,457,243) (Note 1)                     $ 985,928,759
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,628,402
-----------------------------------------------------------------------------------------------
Foreign currency (cost $3,727,728)                                                    3,706,450
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            11,660,275
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,210,667
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       21,813,194
-----------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              2,587,880
-----------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                           1,378,096
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                                 636,275
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                               146,160
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,031,696,158

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     22,311,202
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              863,305
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,654,149
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              841,179
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            25,021
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,890
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  529,524
-----------------------------------------------------------------------------------------------
Written options outstanding, at value
(premiums receivable $38,441) (Note 3)                                                   28,358
-----------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                    3,993,614
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                  1,826,310
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                  246,342
-----------------------------------------------------------------------------------------------
TBA sale commitments, at value
(proceeds receivable $14,980,250) (Note 1)                                           15,096,536
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  116,954
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    47,538,384
-----------------------------------------------------------------------------------------------
Net assets                                                                         $984,157,774

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,077,751,998
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         20,355,778
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (61,530,427)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (52,419,575)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $ 984,157,774

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($578,415,517 divided by 66,419,400 shares)                                               $8.71
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.71)*                                    $9.24
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($129,598,256 divided by 14,933,666 shares)**                                             $8.68
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($41,853,660 divided by 4,831,812 shares)**                                               $8.66
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($21,264,721 divided by 2,450,615 shares)                                                 $8.68
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.68)*                                    $8.99
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($213,025,620 divided by 24,407,175 shares)                                               $8.73
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS

Year ended September 30, 2001
Putnam Asset Allocation: Conservative Portfolio

Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                            $57,659,585
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $108,798)                                            3,767,976
-----------------------------------------------------------------------------------------------
Securities lending                                                                        1,215
-----------------------------------------------------------------------------------------------
Total investment income                                                              61,428,776

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      6,264,395
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,328,683
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        23,731
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20,169
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,347,143
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,417,855
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   420,194
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   175,043
-----------------------------------------------------------------------------------------------
Other                                                                                   391,354
-----------------------------------------------------------------------------------------------
Total expenses                                                                       13,388,567
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (406,484)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         12,982,083
-----------------------------------------------------------------------------------------------
Net investment income                                                                48,446,693
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (39,300,483)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (16,494,324)
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Note 3)                                           269,195
-----------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                          9,501,637
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (4,318,691)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                      (299,103)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
swap contracts, written options and TBA sale commitments during the year            (46,606,216)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (97,247,985)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(48,801,292)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

Putnam Asset Allocation: Conservative Portfolio
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           2001            2000
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $  48,446,693   $  32,909,727
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                       (50,342,666)     57,092,900
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                    (46,905,319)    (29,712,225)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (48,801,292)     60,290,402
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
---------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                             (29,165,045)    (14,757,033)
---------------------------------------------------------------------------------------------------------------
Class B                                                                              (7,949,283)     (5,637,499)
---------------------------------------------------------------------------------------------------------------
Class C                                                                              (2,329,256)     (1,576,843)
---------------------------------------------------------------------------------------------------------------
Class M                                                                              (1,361,627)       (866,030)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                             (13,546,661)     (5,258,551)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                             (25,211,547)    (13,824,003)
---------------------------------------------------------------------------------------------------------------
Class B                                                                              (9,276,639)     (6,780,121)
---------------------------------------------------------------------------------------------------------------
Class C                                                                              (2,687,672)     (2,046,426)
---------------------------------------------------------------------------------------------------------------
Class M                                                                              (1,512,172)       (970,249)
---------------------------------------------------------------------------------------------------------------
Class Y                                                                             (12,750,298)     (3,934,173)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   309,315,046      65,333,749
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        154,723,554      69,973,223

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   829,434,220     759,460,997
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $20,355,778 and
$18,146,569, respectively)                                                         $984,157,774    $829,434,220
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.45               $10.40                $9.81               $10.61                $9.69
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .49                  .46                  .34                  .38                  .38
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.95)                 .37                  .73                 (.45)                1.22
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.46)                 .83                 1.07                 (.07)                1.60
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.62)                (.40)                (.34)                (.20)                (.35)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income      --                   --                 (.06)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.66)                (.38)                (.08)                (.43)                (.33)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     --                   --                   --                 (.10)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.28)                (.78)                (.48)                (.73)                (.68)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.71               $10.45               $10.40                $9.81               $10.61
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (4.84)                8.18                11.05                 (.69)               17.26
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $578,416             $406,224             $373,313             $367,806             $295,239
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.29                 1.25                 1.31                 1.39                 1.38
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             5.13                 4.37                 3.25                 3.67                 3.74
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              180.29               276.48               165.48               203.19               219.44
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS B
------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.42               $10.37                $9.78               $10.57                $9.66
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .41                  .37                  .26                  .30                  .30
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.94)                 .38                  .73                 (.43)                1.22
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.53)                 .75                  .99                 (.13)                1.52
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.55)                (.32)                (.26)                (.13)                (.28)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income      --                   --                 (.06)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.66)                (.38)                (.08)                (.43)                (.33)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     --                   --                   --                 (.10)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.21)                (.70)                (.40)                (.66)                (.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.68               $10.42               $10.37                $9.78               $10.57
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (5.60)                7.40                10.29                (1.32)               16.36
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $129,598             $153,985             $187,112             $162,807             $138,457
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             2.04                 2.00                 2.06                 2.14                 2.13
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             4.41                 3.57                 2.50                 2.92                 2.97
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              180.29               276.48               165.48               203.19               219.44
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.39               $10.34                $9.75               $10.56                $9.64
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .41                  .36                  .26                  .30                  .29
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.93)                 .39                  .74                 (.45)                1.24
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.52)                 .75                 1.00                 (.15)                1.53
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.55)                (.32)                (.26)                (.13)                (.28)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income      --                   --                 (.07)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.66)                (.38)                (.08)                (.43)                (.33)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     --                   --                   --                 (.10)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.21)                (.70)                (.41)                (.66)                (.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.66               $10.39               $10.34                $9.75               $10.56
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (5.51)                7.39                10.34                (1.51)               16.52
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $41,854              $41,846              $58,831              $45,740              $29,032
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             2.04                 2.00                 2.06                 2.14                 2.13
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             4.41                 3.51                 2.50                 2.93                 2.96
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              180.29               276.48               165.48               203.19               219.44
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS M
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.42               $10.37                $9.78               $10.59                $9.67
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .44                  .40                  .29                  .33                  .32
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.95)                 .38                  .73                 (.46)                1.24
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.51)                 .78                 1.02                 (.13)                1.56
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.57)                (.35)                (.29)                (.15)                (.31)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income      --                   --                 (.06)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.66)                (.38)                (.08)                (.43)                (.33)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     --                   --                   --                 (.10)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.23)                (.73)                (.43)                (.68)                (.64)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.68               $10.42               $10.37                $9.78               $10.59
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (5.34)                7.66                10.56                (1.27)               16.80
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $21,265              $24,869              $29,373              $18,868              $12,689
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.79                 1.75                 1.81                 1.89                 1.88
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             4.66                 3.82                 2.77                 3.17                 3.19
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              180.29               276.48               165.48               203.19               219.44
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).






FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                      2001                 2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.47               $10.42                $9.82               $10.62                $9.69
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .51                  .51                  .36                  .41                  .40
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.95)                 .35                  .75                 (.45)                1.23
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.44)                 .86                 1.11                 (.04)                1.63
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.64)                (.43)                (.36)                (.23)                (.37)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income      --                   --                 (.07)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.66)                (.38)                (.08)                (.43)                (.33)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     --                   --                   --                 (.10)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (1.30)                (.81)                (.51)                (.76)                (.70)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.73               $10.47               $10.42                $9.82               $10.62
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (4.59)                8.43                11.42                 (.44)               17.62
------------------------------------------------------------------------------------------------------------------------------

Ratios and
supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $213,026             $202,510             $110,831              $26,253              $18,760
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.04                 1.00                 1.06                 1.14                 1.13
------------------------------------------------------------------------------------------------------------------------------
Ratio of
net investment income
to average net assets (%)             5.41                 4.84                 3.50                 3.93                 3.96
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              180.29               276.48               165.48               203.19               219.44
------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Asset Allocation Funds (the "trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the funds are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the funds, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds may transfer uninvested cash balances into a joint trading account along with the cash including cash collateral received under security lending arrangements of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The funds, or any joint trading account, through their custodian, receive delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the funds and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The funds may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the funds are unable to enter into a closing position.

G) Futures and options contracts The funds may use futures and options contracts to hedge against changes in the values of securities the funds owns or expects to purchase. The funds may also write options on securities they own or in which they may invest to increase their current returns.

The potential risk to the funds is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The funds may engage in swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage their exposure to equity markets the funds may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the funds will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The funds may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The funds may enter into interest rate swap agreements, to manage the funds' exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The funds hold, and maintain until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the funds may enter into offsetting contracts for the forward sale of other securities they own. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the funds will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts they have entered into, the funds may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The funds may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the funds realize a gain or loss. If the funds deliver securities under the commitment, the funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

L) Security lending The funds may lend securities, through their agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the funds on the next business day. The risk of borrower default will be borne by Citibank N.A., the funds will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the value of securities loaned amounted to $23,961,560, $40,677,429 and $3,841,666 for Growth Portfolio,
Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $25,529,764, $43,262,832 and $3,993,614 for
Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, which is pooled with collateral from other Putnam funds into
(36) issuers of high-grade short-term investments.

M) Line of credit The funds have entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the funds maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the funds had no borrowings against the line of credit.

N) Federal taxes It is the policy of the funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the funds to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2001, the funds had a capital loss carryover of approximately $15,215,000 and $3,097,000 for the Growth Portfolio and Conservative Portfolio, respectively, available to offset future capital gains, if any, both of which will expire on September 30, 2009.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the funds on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies and income on swap contracts. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, reclassifications were as follows:

Undistributed Net Investment Income
---------------------------------------------------------------------
Growth
Portfolio                                                 $12,092,194
---------------------------------------------------------------------
Balanced
Portfolio                                                  32,012,639
---------------------------------------------------------------------
Conservative
Portfolio                                                   8,114,388
---------------------------------------------------------------------

Accumulated Net Realized Gain (Loss)
---------------------------------------------------------------------
Growth
Portfolio                                                $(10,520,945)
---------------------------------------------------------------------
Balanced
Portfolio                                                 (32,012,336)
---------------------------------------------------------------------
Conservative
Portfolio                                                  (8,190,227)
---------------------------------------------------------------------

Additional Paid-in Capital
---------------------------------------------------------------------
Growth
Portfolio                                                 $(1,571,249)
---------------------------------------------------------------------
Balanced
Portfolio                                                        (303)
---------------------------------------------------------------------
Conservative
Portfolio                                                      75,839
---------------------------------------------------------------------

P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the funds. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets of each fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. The funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2001, expenses were reduced by $990,209, $1,052,666 and $406,484 (for Growth Portfolio, Balanced Portfolio, and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $1,743, $2,647, and $1,517 (for Growth Portfolio, Balanced Portfolio, and Conservative Portfolio, respectively) has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The funds have adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the funds who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the funds is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The funds have adopted distribution plans (the "Plans") with respect to their class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the funds. The Plans provide for payments by the funds to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the funds at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001 Putnam Retail Management, acting as underwriter received the following:

                                        Class A              Class M
                                Net Commissions      Net Commissions
--------------------------------------------------------------------
Growth
Portfolio                              $142,568  $             8,358
--------------------------------------------------------------------
Balanced
Portfolio                               236,525               10,687
--------------------------------------------------------------------
Conservative
Portfolio                                68,925                2,559
--------------------------------------------------------------------

                                        Class B              Class C
                            Contingent deferred  Contingent deferred
                                   sales charge         sales charge
--------------------------------------------------------------------
Growth
Portfolio                              $604,770              $13,128
--------------------------------------------------------------------
Balanced
Portfolio                               737,147               18,511
--------------------------------------------------------------------
Conservative
Portfolio                               266,318               10,459
--------------------------------------------------------------------

A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively.

                                         Class A             Class M
                                        Deferred            Deferred
                                    sales charge        sales charge
--------------------------------------------------------------------
Growth
Portfolio                                $10,061                 $--
--------------------------------------------------------------------
Balanced
Portfolio                                  5,524                  --
--------------------------------------------------------------------
Conservative
Portfolio                                  2,021                  --
--------------------------------------------------------------------

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

                                        U.S. Government Obligations
--------------------------------------------------------------------
                                        Purchases              Sales
--------------------------------------------------------------------
Growth
Portfolio                            $ 97,609,760       $ 94,587,377
--------------------------------------------------------------------
Balanced
Portfolio                             179,234,232        172,706,856
--------------------------------------------------------------------
Conservative
Portfolio                              80,134,093         75,583,150
--------------------------------------------------------------------

                                               Other Securities
--------------------------------------------------------------------
                                        Purchases              Sales
--------------------------------------------------------------------
Growth
Portfolio                          $1,830,980,503     $1,682,292,559
--------------------------------------------------------------------
Balanced
Portfolio                           3,473,973,845      3,012,405,549
--------------------------------------------------------------------
Conservative
Portfolio                           2,248,372,208      2,030,104,936
--------------------------------------------------------------------

Written option transactions during the year are summarized as follows:

Growth Portfolio
--------------------------------------------------------------------
                                         Contract           Premiums
                                          Amounts           Received
--------------------------------------------------------------------
Written options
outstanding at
beginning of year                              --            $   --
--------------------------------------------------------------------
Options opened                         16,788,250             87,424
--------------------------------------------------------------------
Options expired                                --                 --
--------------------------------------------------------------------
Options closed                            (30,250)               (16)
--------------------------------------------------------------------
Written options
outstanding at
end of year                            16,758,000            $87,408
--------------------------------------------------------------------

Balanced Portfolio
--------------------------------------------------------------------
                                         Contract           Premiums
                                          Amounts           Received
--------------------------------------------------------------------
Written options
outstanding at
beginning of year                              --            $   --
--------------------------------------------------------------------
Options opened                         18,995,750             98,858
--------------------------------------------------------------------
Options expired                                --                 --
--------------------------------------------------------------------
Options closed                            (45,750)               (16)
--------------------------------------------------------------------
Written options
outstanding at
end of year                            18,950,000            $98,842
--------------------------------------------------------------------

Conservative Portfolio
--------------------------------------------------------------------
                                         Contract           Premiums
                                          Amounts           Received
--------------------------------------------------------------------
Written options
outstanding at
beginning of year                              --            $    --
--------------------------------------------------------------------
Options opened                          7,387,000            307,637
--------------------------------------------------------------------
Options expired                                --                 --
--------------------------------------------------------------------
Options closed                            (17,000)          (269,196)
--------------------------------------------------------------------
Written options
outstanding at
end of year                             7,370,000            $38,441
--------------------------------------------------------------------

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2001
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                            25,985,550     $  285,418,153
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          14,433,363        158,911,324
--------------------------------------------------------------------
Shares
repurchased                           (21,836,056)      (236,294,232)
--------------------------------------------------------------------
Net increase                           18,582,857     $  208,035,245
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2000
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                            23,511,972     $  348,642,136
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           5,418,462         78,946,976
--------------------------------------------------------------------
Shares
repurchased                           (18,746,126)      (278,308,268)
--------------------------------------------------------------------
Net increase                           10,184,308     $  149,280,844
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2001
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                             6,407,507     $   69,460,935
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           7,558,887         82,013,924
--------------------------------------------------------------------
Shares
repurchased                           (13,001,465)      (138,633,493)
--------------------------------------------------------------------
Net increase                              964,929     $   12,841,366
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2000
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                             9,185,249     $  134,563,252
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           3,565,212         51,303,344
--------------------------------------------------------------------
Shares
repurchased                           (12,991,443)      (189,359,843)
--------------------------------------------------------------------
Net decrease                             (240,982)    $   (3,493,247)
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2001
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                            2,634,409      $   28,829,316
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          2,268,836         24,299,238
--------------------------------------------------------------------
Shares
repurchased                           (3,430,401)       (36,055,611)
--------------------------------------------------------------------
Net increase                           1,472,844      $   17,072,943
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2000
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                             3,539,220     $   51,144,368
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             764,712         10,904,790
--------------------------------------------------------------------
Shares
repurchased                            (2,056,451)       (29,960,983)
--------------------------------------------------------------------
Net increase                            2,247,481     $   32,088,175
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2001
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                            1,052,702      $   11,971,266
--------------------------------------------------------------------
Shares issued in
connections with
reinvestment of
distributions                          1,128,272          12,253,032
--------------------------------------------------------------------
Shares
repurchased                           (1,327,134)       (14,545,140)
--------------------------------------------------------------------
Net increase                             853,840      $    9,679,158
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2000
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                             1,586,242     $   23,158,133
--------------------------------------------------------------------
Shares issued in
connections with
reinvestment of
distributions                             471,258          6,786,113
--------------------------------------------------------------------
Shares
repurchased                            (1,552,473)       (23,441,390)
--------------------------------------------------------------------
Net increase                              505,027     $    6,502,856
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2001
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                           23,736,424      $ 260,491,464
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          8,761,761         97,081,542
--------------------------------------------------------------------
Shares
repurchased                          (14,332,328)      (154,410,249)
--------------------------------------------------------------------
Net increase                          18,165,857      $  203,162,757
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2000
--------------------------------------------------------------------
Growth Portfolio                           Shares             Amount
--------------------------------------------------------------------
Shares sold                            13,302,387     $  199,863,338
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           3,170,148         46,414,115
--------------------------------------------------------------------
Shares
repurchased                            (9,725,995)      (145,724,691)
--------------------------------------------------------------------
Net increase                            6,746,540     $  100,552,762
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2001
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                            47,433,838     $  512,194,213
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          18,489,722        199,666,650
--------------------------------------------------------------------
Shares
repurchased                           (37,470,442)      (397,097,318)
--------------------------------------------------------------------
Net increase                           28,453,118     $  314,763,545
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2000
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                            57,452,184     $  739,305,555
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           6,926,557         87,295,477
--------------------------------------------------------------------
Shares
repurchased                           (29,463,927)      (378,626,634)
--------------------------------------------------------------------
Net increase                           34,914,814     $  447,974,398
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2001
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             8,466,111     $   90,395,759
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           6,170,588         66,504,172
--------------------------------------------------------------------
Shares
repurchased                           (14,351,668)      (151,167,089)
--------------------------------------------------------------------
Net increase                              285,031     $    5,732,842
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2000
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             9,951,479     $  127,026,445
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           3,669,339         45,855,574
--------------------------------------------------------------------
Shares
repurchased                           (17,484,194)      (222,981,859)
--------------------------------------------------------------------
Net decrease                           (3,863,376)    $  (50,099,840)
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2001
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             4,258,987      $  45,287,467
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           1,627,624         17,398,645
--------------------------------------------------------------------
Shares
repurchased                            (3,797,015)       (40,004,660)
--------------------------------------------------------------------
Net increase                            2,089,596      $  22,681,452
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2000
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             3,703,078      $  46,890,743
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             799,922          9,936,053
--------------------------------------------------------------------
Shares
repurchased                            (3,307,882)       (41,913,489)
--------------------------------------------------------------------
Net increase                            1,195,118      $  14,913,307
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2001
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             1,287,968      $  13,859,181
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             866,503          9,362,133
--------------------------------------------------------------------
Shares
repurchased                            (1,588,761)       (16,920,690)
--------------------------------------------------------------------
Net increase                              565,710      $   6,300,624
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2000
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                             2,210,703      $  28,538,940
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             466,033          5,851,602
--------------------------------------------------------------------
Shares
repurchased                            (2,669,974)       (34,278,023)
--------------------------------------------------------------------
Net increase                                6,762      $     112,519
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2001
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                            34,921,346      $ 379,903,128
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           8,540,800         90,639,182
--------------------------------------------------------------------
Shares
repurchased                           (17,227,693)      (181,364,906)
--------------------------------------------------------------------
Net increase                           26,234,453      $ 289,177,404
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2000
--------------------------------------------------------------------
Balanced Portfolio                         Shares             Amount
--------------------------------------------------------------------
Shares sold                            20,458,616      $ 260,542,598
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           3,619,327         45,615,289
--------------------------------------------------------------------
Shares
repurchased                           (12,560,109)      (161,703,337)
--------------------------------------------------------------------
Net increase                           11,517,834      $ 144,454,550
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2001
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                            40,887,107      $ 379,238,873
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           5,792,549         53,376,934
--------------------------------------------------------------------
Shares
repurchased                           (19,130,204)      (179,307,864)
--------------------------------------------------------------------
Net increase                           27,549,452      $ 253,307,943
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class A                                                         2000
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                            25,168,746      $ 262,460,869
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           2,701,861         28,125,681
--------------------------------------------------------------------
Shares
repurchased                           (24,892,439)      (258,018,559)
--------------------------------------------------------------------
Net increase                            2,978,168      $  32,567,991
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2001
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                             3,474,393      $  32,302,913
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           1,686,183         15,499,150
--------------------------------------------------------------------
Shares
repurchased                            (5,007,606)       (46,966,715)
--------------------------------------------------------------------
Net increase                              152,970      $     835,348
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class B                                                         2000
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                             3,119,134      $  32,439,091
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           1,068,376         11,090,655
--------------------------------------------------------------------
Shares
repurchased                            (7,455,256)       (77,580,404)
--------------------------------------------------------------------
Net decrease                           (3,267,746)     $ (34,050,658)
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2001
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                             1,522,557      $  14,165,202
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             501,916          4,598,417
--------------------------------------------------------------------
Shares
repurchased                            (1,218,541)       (11,330,465)
--------------------------------------------------------------------
Net increase                              805,932      $   7,433,154
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class C                                                         2000
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                               986,097      $  10,245,806
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             317,930          3,290,989
--------------------------------------------------------------------
Shares
repurchased                            (2,966,838)       (30,834,984)
--------------------------------------------------------------------
Net decrease                           (1,662,811)     $ (17,298,189)
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2001
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                               528,989      $   4,905,760
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             309,387          2,842,083
--------------------------------------------------------------------
Shares
repurchased                              (775,124)        (7,211,566)
--------------------------------------------------------------------
Net increase                               63,252      $     536,277
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class M                                                         2000
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                               610,265      $   6,363,506
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             174,583          1,810,827
--------------------------------------------------------------------
Shares
repurchased                            (1,231,179)       (12,969,309)
--------------------------------------------------------------------
Net decrease                             (446,331)     $  (4,794,976)
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2001
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                            11,496,237      $ 107,582,565
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           2,845,706         26,296,959
--------------------------------------------------------------------
Shares
repurchased                            (9,271,542)       (86,677,200)
--------------------------------------------------------------------
Net increase                            5,070,401      $  47,202,324
--------------------------------------------------------------------

                                             Year ended September 30
--------------------------------------------------------------------
Class Y                                                         2000
--------------------------------------------------------------------
Conservative
Portfolio                                  Shares             Amount
--------------------------------------------------------------------
Shares sold                            14,340,881      $ 147,912,331
--------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             878,911          9,192,724
--------------------------------------------------------------------
Shares
repurchased                            (6,523,605)       (68,195,474)
--------------------------------------------------------------------
Net increase                            8,696,187      $  88,909,581
--------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



FEDERAL TAX INFORMATION

(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Balanced Portfolio hereby designates $15,399,239 as long-term capital gain, for its taxable year ended September 30, 2001.

The funds have designated 16.43%, 18.83% and 4.37% of the distributions from net investment income for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida,
Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and
Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio Asset Allocation: Conservative Portfolio Asset Allocation: Growth Portfolio

             * Formerly Putnam Growth and Income Fund II

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

            ** An investment in a money market fund is not insured or
               guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.



OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE
Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY
Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

  You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

  New enhancements are added to the site regularly.
  Bookmark us at

  www.putnaminvestments.com



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Ofce Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN060-76217 250/259/264  11/01



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund - Growth Portfolio
Supplement to annual Report dated 9/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/01

                                                        NAV
1 year                                                -22.30%
5 years                                                30.38
Annual average                                          5.45
Life of fund (since class A inception, 2/8/94)         86.42
Annual average                                          8.49

Share value:                                            NAV
9/30/00                                               $14.58
9/30/01                                                $9.01
----------------------------------------------------------------------------
                                         Capital gains
Distributions:      No.      Income     Short     Long        Total
                     1       $0.225    $1.215    $1.411       $2.851
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund - Balanced Portfolio
Supplement to annual Report dated 9/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/01

                                                         NAV
1 year                                                 -16.89%
5 years                                                 36.36
Annual average                                           6.40
Life of fund (since class A inception, 2/7/94)          88.32
Annual average                                           8.64

Share value:                                             NAV
9/30/00                                                $13.00
9/30/01                                                 $9.21
----------------------------------------------------------------------------
                                  Capital gains
Distributions:   No.   Income    Short      Long   Return of Capital  Total
                  4   $0.4030   $0.5593   $0.8785      $0.0022       $1.8430
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund - Conservative Portfolio
Supplement to annual Report dated 9/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/01

                                                          NAV
1 year                                                  -4.59%
5 years                                                 34.98
Annual average                                           6.18
Life of fund (since class A inception, 2/7/94)          70.47
Annual average                                           7.23

Share value:                                             NAV
9/30/00                                                $10.47
9/30/01                                                 $8.73
----------------------------------------------------------------------------
                                          Capital gains
Distributions:      No.      Income      Short      Long        Total
                    12       $0.644     $0.366     $0.289      $1.299
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.